EXHIBIT 4.1


================================================================================




                      THE NATIONAL COLLEGIATE TRUST 1996-S2

         a trust acting through Delaware Trust Capital Management, Inc.,

                    not in its individual capacity but solely

                                as Owner Trustee



                                       and



                      STATE STREET BANK AND TRUST COMPANY,

                                     Trustee


                     ---------------------------------------

                                    INDENTURE

                          Dated as of November 1, 1996

                     ---------------------------------------


            GATESM RECEIVABLE ASSET-BACKED DEBT SECURITIES (GRADSSM)

                 7.30% CLASS A COLLATERALIZED STUDENT LOAN BONDS

                 8.15% CLASS B COLLATERALIZED STUDENT LOAN BONDS

                                 Series 1996-S2




================================================================================

                       INDENTURE DATED AS OF APRIL 1, 1996
                  BETWEEN THE NATIONAL COLLEGIATE TRUST 1996-S2
          AS ISSUER AND STATE STREET BANK AND TRUST COMPANY AS TRUSTEE

         Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.

TIA                                                            INDENTURE SECTION

Section 310       (a)(1)....................................................7.08
                  (a)(2)....................................................7.09
                  (a)(3)....................................................7.14
                  (a)(4)..........................................Not Applicable
                  (a)(5)....................................................7.08
                  (b).......................................................7.08
                  ..........................................................7.10
                  .........................................................14.05
                  (c).............................................Not Applicable
Section 311       (a).......................................................7.13
                  (b).......................................................7.13
                  (c).............................................Not Applicable
Section 312       (a).......................................................8.01
                  .......................................................8.02(a)
                  (b)....................................................8.02(b)
                  (c)....................................................8.02(c)
Section 313       (a)....................................................8.03(a)
                  (b)....................................................8.03(a)
                  (c).......................................................8.03
                  .........................................................14.05
                  (d)....................................................8.03(b)
Section 314       (a).......................................................8.04
                  .........................................................14.05
                  (b)(1)...........................................2.04(c)(viii)
                  .......................................................9.05(a)
                  (b)(2).................................................9.05(b)
                  (c)(1).................................................2.04(e)
                  .........................................................14.01
                  ..........................................................5.01
                  (c)(2)...................................................14.01
                  ..........................................................2.04
                  ..........................................................5.01
                  (c)(3)..........................................Not Applicable
                  (d)(1).................................................8.03(a)
                  .......................................................4.04(b)
                  (d)(2).................................................2.04(f)
                  (d)(3).................................................2.04(f)
                  (e)......................................................13.01

                  (f).............................................Not Applicable
Section 315       (a)....................................................7.01(a)
                  ....................................................7.01(c)(1)
                  (b).......................................................7.02
                  .........................................................14.05
                  (c)....................................................7.01(b)
                  (d)....................................................7.01(c)
                  (e).......................................................6.14
Section 316       (a)(1)(a).................................................6.12
                  ..........................................................3.01
                  (a)(1)(B).................................................6.02
                  ..........................................................6.13
                  (a)(2)..........................................Not Applicable
                  (b).......................................................6.19
                  (c).......................................................1.01
                  .........................................................12.02
Section 317(a)(1)...........................................................6.03
                  ..........................................................6.06
                  (a)(2)....................................................6.05
                  (b).......................................................7.06
Section 318       (a)......................................................14.06

                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01      GENERAL DEFINITIONS........................................

Accountants..................................................................
Act and Act of Bondholders...................................................
Administrator................................................................
Administration Agreement.....................................................
Affiliate....................................................................
Agent    ....................................................................
Aggregate Current Principal Amount...........................................
Authorized Officer...........................................................
Available Payment Amount.....................................................
BANA     ....................................................................
Bondholder or Holder.........................................................
Bond Interest Rate...........................................................
Bond Owner...................................................................
Bond Register and Bond Registrar.............................................
Bonds    ....................................................................
"Book-Entry Bonds"...........................................................
Business Day.................................................................
Class    ....................................................................
Class A Bonds................................................................
Class B Bonds................................................................
Closing Date.................................................................
Code     ....................................................................
Collateral...................................................................
Collateral Proceeds..........................................................
Collateral Proceeds Account..................................................
Collection Period............................................................
Commission...................................................................
Corporate Trust Office.......................................................
Costs of Issuance............................................................
Cost of Issuance Account.....................................................
Cost of Issuance Amount......................................................
Current Principal Amount.....................................................
Custodial Agreement..........................................................
Default  ....................................................................
Defaulted Student Loan.......................................................
Definitive Bonds.............................................................
Depository"..................................................................
Depository Notice Date"......................................................
"Depository Participants"....................................................
"DTC Letter Agreement".......................................................
Due Date ....................................................................
Eligible Investments.........................................................
Event of Default.............................................................
FNBB     ....................................................................
Full Prepayment..............................................................
Grant    ....................................................................
Hartwick Acquisition Account.................................................
Hartwick Acquisition Amount..................................................
Hartwick Student Loans.......................................................
"Hartwick Subsequent Transfer Instrument.....................................
Indenture....................................................................
Independent..................................................................
Individual Bond..............................................................
Interest Accrual Period......................................................
Interest Payment Date........................................................
Interest Reserve Amount......................................................
Interest Support Account.....................................................
Interest Support Payment.....................................................
Interest Support Period......................................................
Issuer   ....................................................................
Issuer Order" or "Issuer Request.............................................
Issuer Redemption............................................................
Liquidation Proceeds.........................................................
Loan Documents...............................................................
Net Loans Withdrawn..........................................................
Note Rate....................................................................
Officers' Certificate........................................................
Opinion of Counsel...........................................................
Origination Agreement........................................................
Outstanding..................................................................
Owner Participant............................................................
Owner Trustee................................................................
Partial Prepayment...........................................................
Paying Agent.................................................................
Payment Date.................................................................
Payment Date Statement.......................................................
Person   ....................................................................
Pledged Account or Fund......................................................
Predecessor Bonds............................................................
Prepayment...................................................................
Principal Payment Date.......................................................
Proceeding...................................................................
Promisor ....................................................................
Rating Agency................................................................
Record Date..................................................................
Redemption Date..............................................................
Redemption Price.............................................................
Reserve Fund.................................................................
Responsible Officer..........................................................
Sale     ....................................................................
Schedule of Student Loans....................................................
Servicer ....................................................................
Servicer Determination Date..................................................
Servicer Remittance..........................................................
Servicer Remittance Report...................................................
Servicing Agreement..........................................................
Servicing Fee................................................................
Stated Maturity..............................................................
Stated Principal Balance.....................................................
Student Loan.................................................................
Student Loan Collateral......................................................
Student Loan Note............................................................
Subsequent Transfer Date.....................................................
Trust Agreement..............................................................
Trust Company................................................................
Trust Estate.................................................................
Trust Indenture Act" or "TIA.................................................
Trustee  ....................................................................


                                   ARTICLE II

                                    THE BONDS

SECTION 2.01      FORMS GENERALLY ...........................................
SECTION 2.02      FORMS OF BONDS ............................................
SECTION 2.03      GENERAL PROVISIONS WITH RESPECT TO PRINCIPAL AND INTEREST
                  PAYMENTS; DENOMINATIONS ...................................
SECTION 2.04      EXECUTION, AUTHENTICATION, DELIVERY AND DATING ............
SECTION 2.05      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE .......
SECTION 2.06      MUTILATED, DESTROYED, LOST OR STOLEN BONDS ................
SECTION 2.07      PERSONS DEEMED OWNERS .....................................
SECTION 2.08      CANCELLATION ..............................................
SECTION 2.09      ...........................................................


                                   ARTICLE III

                              PAYMENTS ON THE BONDS

SECTION 3.01      COLLECTION OF MONEY .......................................
SECTION 3.02      PAYMENTS OF PRINCIPAL AND INTEREST ........................
SECTION 3.03      COLLATERAL PROCEEDS ACCOUNT; APPLICATION OF FUNDS .........
SECTION 3.04      GENERAL PROVISIONS REGARDING PLEDGED ACCOUNTS OR FUNDS ....
SECTION 3.05      REPORTS BY TRUSTEE TO BONDHOLDERS .........................
SECTION 3.06      PLEDGED ACCOUNTS REPORTS BY TRUSTEE .......................
SECTION 3.07      COLLECTIONS OF THE STUDENT LOANS ..........................
SECTION 3.08      AMENDMENTS TO SERVICING AGREEMENT .........................
SECTION 3.09      RESERVE FUND ..............................................
SECTION 3.10      INTEREST SUPPORT ACCOUNT ..................................
SECTION 3.11      COST OF ISSUANCE ACCOUNT ..................................


                                   ARTICLE IV

                             SECURITY FOR THE BONDS

SECTION 4.01      GRANT OF TRUST ESTATE .....................................
SECTION 4.02      DOCUMENTS DELIVERED TO TRUSTEE ............................
SECTION 4.03      ACCEPTANCE BY TRUSTEE .....................................
SECTION 4.04      LIMITED WITHDRAWAL AND SUBSTITUTION OF COLLATERAL .........
SECTION 4.05      RELEASE OF TRUST ESTATE ...................................
SECTION 4.06      OPINION OF COUNSEL ........................................
SECTION 4.07      HARTWICK ACQUISITION ACCOUNT ..............................


                                    ARTICLE V

                           SATISFACTION AND DISCHARGE

SECTION 5.01      SATISFACTION AND DISCHARGE OF INDENTURE....................
SECTION 5.02      APPLICATION OF TRUST MONEY.................................
SECTION 5.03      TRUSTEE'S AUTHORITY; RELEASE OF PREPAID STUDENT LOANS......


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

SECTION 6.01      EVENT OF DEFAULT ........................................
SECTION 6.02      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT ......
SECTION 6.03      REMEDIES ................................................
SECTION 6.04      PRESERVATION OF TRUST ESTATE ............................
SECTION 6.05      TRUSTEE MAY FILE PROOFS OF CLAIM ........................
SECTION 6.06      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS ..
SECTION 6.07      APPLICATION OF MONEY COLLECTED ..........................
SECTION 6.08      LIMITATION ON SUITS .....................................
SECTION 6.09      RESTORATION OF RIGHTS AND REMEDIES ......................
SECTION 6.10      RIGHTS AND REMEDIES CUMULATIVE ..........................
SECTION 6.11      DELAY OR OMISSION NOT WAIVER ............................
SECTION 6.12      CONTROL BY BONDHOLDERS ..................................
SECTION 6.13      WAIVER OF PAST DEFAULTS .................................
SECTION 6.14      UNDERTAKING FOR COSTS......................................
SECTION 6.15      WAIVER OF STAY OR EXTENSION LAWS...........................
SECTION 6.16      SALE OF TRUST ESTATE.......................................
SECTION 6.17      ACTION ON BONDS............................................
SECTION 6.18      NO RECOURSE TO ISSUER......................................
SECTION 6.19      UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE
                  PRINCIPAL AND INTEREST.....................................


                                   ARTICLE VII

                                   THE TRUSTEE

SECTION 7.01      DUTIES OF TRUSTEE..........................................
SECTION 7.02      NOTICE OF DEFAULT..........................................
SECTION 7.03      CERTAIN RIGHTS OF TRUSTEE..................................
SECTION 7.04      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS..........
SECTION 7.05      MAY HOLD BONDS.............................................
SECTION 7.06      MONEY HELD IN TRUST........................................
SECTION 7.07      COMPENSATION AND REIMBURSEMENT.............................
SECTION 7.08      ELIGIBILITY; DISQUALIFICATION..............................
SECTION 7.09      TRUSTEE'S CAPITAL AND SURPLUS..............................
SECTION 7.10      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR..........
SECTION 7.11      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.....................
SECTION 7.12      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                  BUSINESS OF TRUSTEE........................................
SECTION 7.13      PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER...........
SECTION 7.14      CO-TRUSTEES AND SEPARATE TRUSTEES..........................


                                  ARTICLE VIII

                          BONDHOLDERS' LIST AND REPORTS

SECTION 8.01      ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                  BONDHOLDERS ...............................................
SECTION 8.02      PRESERVATION OF INFORMATION; COMMUNICATIONS
                  TO BONDHOLDERS ............................................
SECTION 8.03      REPORTS BY TRUSTEE ........................................
SECTION 8.04      REPORTS BY ISSUER .........................................


                                   ARTICLE IX

                               COVENANTS OF ISSUER

SECTION 9.01      MAINTENANCE OF OFFICE OR AGENCY ...........................
SECTION 9.02      MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST ...............
SECTION 9.03      ISSUER'S EXISTENCE ........................................
SECTION 9.04      PROTECTION OF TRUST ESTATE ................................
SECTION 9.05      PERFORMANCE OF OBLIGATIONS ................................
SECTION 9.06      NEGATIVE COVENANTS ........................................
SECTION 9.07      SERVICER'S ANNUAL STATEMENT AS TO COMPLIANCE ..............
SECTION 9.08      CORPORATE EXISTENCE OF OWNER TRUSTEE ......................
SECTION 9.09      NO OTHER BUSINESS .........................................
SECTION 9.10      NO BORROWING ..............................................
SECTION 9.11      OBLIGATIONS OF THE SERVICER ...............................
SECTION 9.12      SERVICER'S EVIDENCE AS TO COMPLIANCE ......................


                                    ARTICLE X

                       SUPPLEMENTAL INDENTURES; AMENDMENTS
                               TO OTHER DOCUMENTS

SECTION 10.01     SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.....
SECTION 10.02     SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS........
SECTION 10.03     EXECUTION OF SUPPLEMENTAL INDENTURES.......................
SECTION 10.04     EFFECT OF SUPPLEMENTAL INDENTURES..........................
SECTION 10.05     CONFORMITY WITH TRUST INDENTURE ACT........................
SECTION 10.06     REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES..............


                                   ARTICLE XI

                               REDEMPTION OF BONDS

SECTION 11.01     REDEMPTION AT THE OPTION OF THE ISSUER;
                  ELECTION TO REDEEM.........................................
SECTION 11.02     NOTICE TO TRUSTEE..........................................
SECTION 11.03     NOTICE OF ISSUER REDEMPTION................................
SECTION 11.04     DEPOSIT OF REDEMPTION PRICE................................
SECTION 11.05     BONDS PAYABLE ON REDEMPTION DATE...........................


                                   ARTICLE XII

                              BONDHOLDERS' MEETING

SECTION 12.01     PURPOSES FOR WHICH MEETINGS MAY BE CALLED..................
SECTION 12.02     MANNER OF CALLING MEETINGS.................................
SECTION 12.03     CALL OF MEETING BY ISSUER OR BONDHOLDERS...................
SECTION 12.04     WHO MAY ATTEND AND VOTE AT MEETINGS........................
SECTION 12.05     REGULATIONS MAY BE MADE BY TRUSTEE.........................
SECTION 12.06     MANNER OF VOTING AT MEETINGS AND RECORDS TO BE KEPT........
SECTION 12.07     EXERCISE OF RIGHTS OF TRUSTEE AND BONDHOLDERS NOT
                  TO BE HINDERED OR DELAYED..................................


                                  ARTICLE XIII

                                  MISCELLANEOUS

SECTION 13.01     COMPLIANCE CERTIFICATES AND OPINIONS.......................
SECTION 13.02     FORM OF DOCUMENTS DELIVERED TO TRUSTEE.....................
SECTION 13.03     ACTS OF BONDHOLDERS........................................
SECTION 13.04     NOTICES....................................................
SECTION 13.05     NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF NOTICES......
SECTION 13.06     CONFLICT WITH TRUST INDENTURE ACT..........................
SECTION 13.07     EFFECT OF HEADINGS AND TABLE OF CONTENTS...................
SECTION 13.08     SUCCESSORS AND ASSIGNS.....................................
SECTION 13.09     SEPARABILITY...............................................
SECTION 13.10     BENEFITS OF INDENTURE......................................
SECTION 13.11     LEGAL HOLIDAYS.............................................
SECTION 13.12     GOVERNING LAW..............................................
SECTION 13.13     COUNTERPARTS...............................................
SECTION 13.14     TRUST OBLIGATION...........................................
SECTION 13.15     AUTHORITY OF THE ADMINISTRATOR.............................


EXHIBIT A-1       Form of Class A Bonds
EXHIBIT A-2       Form of Class B Bonds
EXHIBIT B         Servicing Agreement
EXHIBIT C         Custodial Agreement
EXHIBIT D         Administration Agreement
EXHIBIT E         DTC Letter Agreement


SCHEDULE I        Schedule of Student Loans
SCHEDULE II       Calculation of Servicing Fee

         INDENTURE, dated as of November 1, 1996, between THE NATIONAL COLLEGIATE TRUST 1996-S2 (the "Issuer"), a trust created pursuant to the Trust Agreement and acting through DELAWARE TRUST CAPITAL MANAGEMENT, INC., not in its individual capacity but solely as Owner Trustee under the Trust Agreement and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Trustee").


                              PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Bonds hereunder. All covenants and agreements made by the Issuer herein are for the benefit and security of the Bondholders and the Trustee. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                    ARTICLE I

                                   DEFINITIONS


         SECTION 1.01  GENERAL DEFINITIONS.

         Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         "ACCOUNTANTS": A firm of independent certified public accountants of national reputation, which may be the firm of independent accountants that audits the financial statements of the Issuer.

         "ACT" AND "ACT OF BONDHOLDERS": The meanings specified in Section
13.03.

         "ADMINISTRATOR": First Marblehead Data Services Inc. or its successor under the Administration Agreement.

         "ADMINISTRATION AGREEMENT": The Administration Agreement, dated as of November 1, 1996, among the Issuer, the Trustee and the Administrator, a copy of which is attached hereto as Exhibit D.

         "AFFILIATE": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGENT":  Any Bond Registrar or Paying Agent.

         "AGGREGATE CURRENT PRINCIPAL AMOUNT": The aggregate of the Current Principal Amounts of all Bonds Outstanding at the time of determination.

         "AUTHORIZED OFFICER": With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and, so long as the Administration Agreement is in effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement.

         "AVAILABLE PAYMENT AMOUNT": With respect to a Payment Date, an amount equal to the sum of (a) the aggregate amount of Servicer Remittances deposited in the Collateral Proceeds Account during the related Collection Period, plus
(b) net liquidation proceeds related to Defaulted Student Loans received by the Servicer during the related Collection Period, plus (c) the aggregate amount of reinvestment income thereon deposited in the Collateral Proceeds Account with respect to the related Collection Period, including late payment charges on the Student Loans, if any, plus (d) amounts on deposit in the Reserve Fund in excess of the Interest Reserve Amount, plus (e) the aggregate Interest Support Payments for such Payment Date, plus (f) funds released from the Interest Support Account pursuant to Section 3.10.

         "BANA": Bank of American National Association.

         "BONDHOLDER" OR "HOLDER": The Person in whose name a Bond is registered in the Bond Register.

         "BOND INTEREST RATE": The interest rate on the Bonds, which shall be 7.30% per annum with respect to the Class A Bonds, and 8.15% per annum with respect to the Class B Bonds.

         "BOND OWNER": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly or as an indirect participant, in accordance with the rules of the Depository).

         "BOND REGISTER" AND "BOND REGISTRAR": The respective meanings specified in Section 2.05.

         "BONDS": Any one of the 7.30% Class A Collateralized Student Loan Bonds Series 1996- S2 and/or the 8.15% Class B Collateralized Student Loan Bonds Series 1996-S2, authorized by, and authenticated and delivered under, this Indenture.

         "BOOK-ENTRY BONDS": Bonds where ownership and transfers of beneficial ownership interests are made through book-entries by the Depository as described in Section 2.09; provided, that after the occurrence of a condition whereupon book-entry registration is no longer permitted, definitive Bonds shall be issued to the Bond Owners of Bonds, and such Bonds shall no longer be "Book-Entry Bonds."

         "BUSINESS DAY": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the City of Boston or in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

         "CLASS": Collectively, all of the Bonds bearing the same alphabetical class designation.

         "CLASS A BONDS": Any one of the Bonds with a "Class A" designation on its face, substantially in the form of Exhibit A-1, senior in right of payment to the Class B Bonds, as set forth herein.

         "CLASS B BONDS": Any one of the Bonds with a "Class B" designation on its face, substantially in the form of Exhibit A-2, subordinate in right of payment to the Class A Bonds, as set forth herein.

         "CLOSING DATE":  November 26, 1996.

         "CODE": The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "COLLATERAL":  The Trust Estate securing the Bonds.

         "COLLATERAL PROCEEDS": With respect to the Student Loan Collateral, the amount of each monthly installment of principal and interest payable to the holder of such Student Loan on the Due Date in accordance with the terms of the Student Loan Note evidencing such Student Loan.

         "COLLATERAL PROCEEDS ACCOUNT": The trust account or accounts created and maintained pursuant to Section 3.03.

         "COLLECTION PERIOD": With respect to each Payment Date, the six-month period ending on the 15th day of the calendar month in which the related Payment Date occurs.

         "COMMISSION": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

         "CORPORATE TRUST OFFICE": The principal corporate trust office of the Trustee located at 225 Franklin Street, Boston, Massachusetts 02110, or at such other address as the Trustee may designate from time to time by notice to the Bondholders and the Issuer or the principal corporate trust office of any successor Trustee. Any notices to the Trustee should be mailed to Attention:
Corporate Trust Department.

         "COSTS OF ISSUANCE": Any amounts incurred as a cost or expense by the Issuer in connection with the issuance of the Bonds and authorized to be paid out of the Cost of Issuance Account by an Issuer Order.

         "COST OF ISSUANCE ACCOUNT": The trust account created and maintained pursuant to Section 3.11.

         "COST OF ISSUANCE AMOUNT": $270,000.

         "CURRENT PRINCIPAL AMOUNT": With respect to any Bond as of any date, an amount equal to:

                  (a) the original principal amount of such Bond, minus

                  (b) all prior payments, if any, made with respect to principal of such Bond.

         "CUSTODIAL AGREEMENT": The agreement, dated as of November 1, 1996, by and among the Servicer, as custodian, the Issuer and the Trustee, pursuant to which the Servicer agrees to act as custodian with respect to the Student Loans, as such agreement may be amended or supplemented from time to time, a copy of which is attached hereto as Exhibit C.

         "DEFAULT": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default or when used in accordance with obligations created by any agreement other than this Indenture, the meaning specified in such agreement.

         "DEFAULTED STUDENT LOAN": Any Student Loan that is more than 150 days delinquent.

         "DEFINITIVE BONDS": As defined in Section 2.09.

         "DEPOSITORY": The Depository Trust Company, and any successor thereto or substitute therefor in its capacity as depository of Book-Entry Bonds.

         "DEPOSITORY NOTICE DATE":  As defined in Section 2.09.

         "DEPOSITORY PARTICIPANTS": A broker, dealer, bank, other financial institution or other person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "DTC LETTER AGREEMENT": The Depository Letter Agreement among the Issuer, the Trustee and the Depository, dated as of November 26, 1996, substantially in the form of Exhibit E hereto, as such DTC Letter Agreement may be amended from time to time.

         "DUE DATE": Each date on which Collateral Proceeds are due and payable with respect to each Student Loan.

         "ELIGIBLE INVESTMENTS":  One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating Agency in its highest short-term rating available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof has been rated by the Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall have a credit rating in the highest applicable categories from the Rating Agency;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) a money market fund rated by the Rating Agency in its highest rating available; and

                  (vi) other obligations or securities that are acceptable to the Rating Agency as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Bonds, as evidenced in writing;

provided, however, that no instrument shall be an Eligible Investment if it represents either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from the obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations; and, provided further, that, Eligible Investments shall include only such obligations or securities that mature on or before the Business Day immediately preceding the next Payment Date, except that Eligible Investments to be deposited in the Interest Support Account shall mature on or before the Business Day immediately preceding the last day of the Interest Support Period and Eligible Investments to be deposited in the Reserve Fund prior to the initial Principal Payment Date shall mature on or before the Business Day immediately preceding the initial Principal Payment Date. In addition, no Eligible Investment which incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Payment Date.

         "EVENT OF DEFAULT": The meaning specified in Section 6.01, or when used in association with obligations created by any agreement other than this Indenture, the meaning specified in such agreement.

         "FNBB":  The First National Bank of Boston.

         "FULL PREPAYMENT": A Student Loan prepayment in connection with the occurrence of any of the following: (i) payment is made to the Servicer of 100% of the outstanding principal balance of such Student Loan together with all accrued and unpaid interest thereon, or (ii) payment is made to the Servicer of all Liquidation Proceeds and other payments, if any, which have been determined to be fully recoverable in the Servicer's reasonable judgment in respect of such Student Loan.

         "GRANT": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Student Loan Collateral or of any other instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation, the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Student Loan Collateral and all other funds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "HARTWICK ACQUISITION ACCOUNT": The trust account created and maintained pursuant to Section 4.07.

         "HARTWICK ACQUISITION AMOUNT":  $240,000.00.

         "HARTWICK STUDENT LOANS": Up to $300,000 initial principal amount of Student Loans to students of Hartwick College, to be acquired by the Trustee pursuant to Section 4.07 hereof.

         "HARTWICK SUBSEQUENT TRANSFER INSTRUMENT": The transfer instrument dated as of the Subsequent Transfer Date executed by the Issuer and acknowledged by the Trustee by which Hartwick Student Loans are transferred and assigned to the Trustee.

         "INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         "INDEPENDENT": When used with respect to any specified Person means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Bonds, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning thereof.

         "INDIVIDUAL BOND": A Bond with an original principal amount equal to not less than $25,000.

         "INTEREST ACCRUAL PERIOD": With respect to each Payment Date, the six-month period (or, for the initial Interest Payment Date, the period commencing on the Closing Date) ending on the last day preceding the related Payment Date.

         "INTEREST PAYMENT DATE": With respect to any Bond, any date specified as a Payment Date in Section 2.03 upon which a payment of interest is payable on such Bond or, if such day is not a Business Day, on the first Business Day thereafter.

         "INTEREST RESERVE AMOUNT": With respect to any Interest Accrual Period, an amount equal to the amount of interest payable on the then Outstanding Bonds on the next succeeding Interest Payment Date.

         "INTEREST SUPPORT ACCOUNT": The trust account or accounts created and maintained pursuant to Section 3.10.

         "INTEREST SUPPORT PAYMENT": With respect to each Interest Payment Date during the Interest Support Period, (a) all accrued interest on the Bonds together with expenses of the Issuer to be paid on such date minus (b) funds in the Collateral Proceeds Account, if any, available to pay the amount determined in clause (a) hereof.

         "INTEREST SUPPORT PERIOD": The period commencing on the Closing Date and ending on September 20, 1999.

         "ISSUER": The National Collegiate Trust 1996-S2, a Delaware business trust, acting through the Owner Trustee. All actions by, and rights and obligations of, the Owner Trustee under this Indenture and the Bonds are actions by, and rights and obligations of, the Issuer. Subject to Section 13.15, whenever any reference is made herein to any actions (including execution of documents) to be taken by the Issuer, to any rights of the Issuer, or to any obligations of the Issuer hereunder, such reference shall be construed to refer to such actions being taken by, such rights being exercised by or such obligation being performed by the Owner Trustee (not in its individual capacity but solely as owner trustee under the Trust Agreement) on behalf of the Issuer, and such actions by the Owner Trustee shall fully bind the Issuer or shall fully rebound to the benefit of the Issuer, as the case may be.

         "ISSUER ORDER" OR "ISSUER REQUEST": A written order or request signed in the name of the Issuer by an Authorized Officer.

         "ISSUER REDEMPTION":  A redemption of Bonds pursuant to Section 11.01.

         "LIQUIDATION PROCEEDS": Amounts received and retained in connection with the liquidation of Defaulted Student Loans, whether through acceleration or otherwise.

         "LOAN DOCUMENTS": The loan documents pertaining to a particular Student Loan comprising the loan file delivered to, reviewed and held by the Servicer as specified in Section 4.02.

         "NET LOANS WITHDRAWN":  The meaning specified in Section 4.04.

         "NOTE RATE": With respect to a Student Loan, the annual interest rate to be paid by a Promisor under the terms of the related Student Loan Note.

         "OFFICERS' CERTIFICATE": With respect to the Issuer, a certificate signed by two Authorized Officers. With respect to any other Person, a certificate signed on behalf of such Person by an individual who is identified in that certificate as being an officer of such Person or any other individual authorized to execute the certificate.

         "OPINION OF COUNSEL": A written opinion of counsel, addressed to the Trustee who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be satisfactory to the Trustee. Whenever an Opinion of Counsel is required hereunder, such opinion may rely on opinions of other counsel.

         "ORIGINATION AGREEMENT": Collectively, (i) each Participation and Sale Agreement, as amended from time to time, to be entered into between the Issuer and an Owner Participant, (ii) the Origination Services Agreement, dated January 6, 1995, between The National Collegiate Trust and the Servicer, as such Agreement may be amended or supplemented from time to time, relating to the origination and sale of the Student Loan Collateral and (iii) each Origination and Funding Agreement, to be entered into between FNBB and an Owner Participant and (iv) each Loan Packaging and Funding Agreement, to be entered into between BANA and an Owner Participant.

         "OUTSTANDING": With respect to the Bonds or to the Bonds of a designated Class, as of the date of determination, all Bonds or all Bonds of that Class except:

                  (i) Bonds theretofore cancelled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

                  (ii) Bonds or portions thereof for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other then the Issuer) or set aside and segregated in trust by the Issuer for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee;

                  (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Bonds are held by a holder in due course; and

                  (iv) Bonds alleged to have been destroyed, lost or stolen, or Bonds mutilated and surrendered to the Trustee, for which replacement Bonds have been issued as provided for in Section 2.06;

provided, however, that in determining whether the Holders of the requisite percentage of the Aggregate Current Principal Amount of the Outstanding Bonds have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Issuer or any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Bonds that the Trustee knows to be so owned shall be so disregarded. Bonds so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee that the pledgee is entitled so to act with respect to such Bonds and that the pledgee is not the Issuer or any Affiliate of the Issuer.

         "OWNER PARTICIPANT": Any educational institution holding all or any portion of the beneficial ownership of the trust created pursuant to the Trust Agreement.

         "OWNER TRUSTEE": Delaware Trust Capital Management, Inc., a Delaware trust company, not in its individual capacity but solely as owner trustee under the Trust Agreement, or such successor Person as shall have become owner trustee pursuant to the applicable provisions of this Indenture and the Trust Agreement.

         "PARTIAL PREPAYMENT": Any Promisor payment or other recovery of principal of a Student Loan (other than a Full Prepayment) that is received in advance of its scheduled Due Date and that is not accompanied by an amount as to interest representing scheduled interest for any payment period subsequent to the period in which it was received.

         "PAYING AGENT": The Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to Section 9.02 to pay the principal of or interest on, any Bonds on behalf of the Issuer.

         "PAYMENT DATE": Any day specified in Section 2.03 as an Interest Payment Date or Principal Payment Date for the Bonds or, if such day is not a Business Day, on the first Business Day thereafter.

         "PAYMENT DATE STATEMENT":  As defined in Section 3.05.

         "PERSON": Any individual, corporation, partnership, joint venture, limited liability company, limited partnership, association, trust (including any beneficiary thereof), estate, custodian, nominee, unincorporated organization or government or any agency or political subdivision thereof.

         "PLEDGED ACCOUNT OR FUND": The Collateral Proceeds Account, the Reserve Fund, the Interest Support Account and the Hartwick Acquisition Account.

         "PREDECESSOR BONDS": With respect to any particular Bond, every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purpose of this definition, any Bond authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Bond (or a mutilated Bond surrendered to the Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Bond (or a mutilated Bond surrendered to the Trustee).

         "PREPAYMENT":  A Full Prepayment or Partial Prepayment.

         "PRINCIPAL PAYMENT DATE": Any Payment Date specified in Section 2.03 on which an installment of principal is due and payable or, if such day is not a Business Day, on the first Business Day thereafter.

         "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

         "PROMISOR":  The Person indebted under a Student Loan.

         "RATING AGENCY":  Moody's Investors Service, Inc.

         "RECORD DATE": The date on which the Holders of Bonds entitled to receive a payment of principal or interest (other than a payment in full of all unpaid principal of a Bond) are determined, such date (i) as to any Payment Date being the last day of the month preceding the month of such Payment Date and
(ii) as to a Redemption Date pursuant to Section 11.01(a)(i), the first Business Day which occurs 45 days following the Closing Date.

         "REDEMPTION DATE": The first Business Day which occurs 75 days following the Closing Date on which Bonds may be redeemed at the option of the Issuer pursuant to Section 11.01(a) and any Payment Date on which Bonds may be redeemed at the option of the Issuer pursuant to Sections 11.01(b) and (c).

         "REDEMPTION PRICE": With respect to any Bond to be redeemed in whole or in part pursuant to Section 11.01, an amount equal to 100% of the Current Principal Amount of the Bond to be so redeemed, together with all unpaid and accrued interest on such Bond.

         "RESERVE FUND": The trust account or accounts created and maintained pursuant to Section 3.09.

         "RESPONSIBLE OFFICER": With respect to the Trustee, any corporate trust officer or assistant corporate trust officer, or any other officer of the Trustee customarily performing functions similar to those performed any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "SALE":  As defined in Section 6.16.

         "SCHEDULE OF STUDENT LOANS": Schedule I hereto listing, by loan number, name of Promisor and principal balance at the Closing Date of the Student Loans being Granted to the Trustee on the Closing Date.

         "SERVICER": The Pennsylvania Higher Education Assistance Agency, a public corporation and a government instrumentality of the Commonwealth of Pennsylvania, or any successor thereof, as servicer of the Student Loans pursuant to the Servicing Agreement, or any assignee of obligations under the Servicing Agreement.

         "SERVICER DETERMINATION DATE": The fifteenth (15th) day of each month or, if such day is not a Business Day, the immediately preceding Business Day (beginning with the month in which the Closing Date occurs) as of which the Servicer determines the aggregate amount received with respect to the Student Loans since the preceding Servicer Determination Date (or from the Closing Date in the case of the first Servicer Determination Date).

         "SERVICER REMITTANCE": The total amount of funds remitted to the Trustee monthly by the Servicer pursuant to the Servicing Agreement, which remittance shall include all monthly Collateral Proceeds collected by the Servicer, less the Servicing Fee, together with any and all Prepayments received by the Servicer.

         "SERVICER REMITTANCE REPORT": Each monthly report prepared by the Servicer pursuant to the Servicing Agreement.

         "SERVICING AGREEMENT": The servicing agreement, dated January 6, 1995, as amended by and between The National Collegiate Trust and the Servicer, pursuant to which the Servicer agrees to perform certain servicing functions for the Issuer relating to the Student Loans, as such agreement may be amended or supplemented from time to time, a copy of which is attached hereto as Exhibit B.

         "SERVICING FEE": A monthly fee, computed as set forth on Schedule II hereto.

         "STATED MATURITY": With respect to any Bond, September 20, 2013, which is the date on which the entire unpaid principal amount of such Bond is due and payable.

         "STATED PRINCIPAL BALANCE": As of the Closing Date, for this purpose, the Stated Principal Balance of each Student Loan is the outstanding principal balance set forth on the Schedule of Student Loans. As of any other Date, the Stated Principal Balance is (i) the outstanding principal balance after giving effect to all payments and recoveries of principal and (ii) any interest in excess of interest payable at the Bond Interest Rate, paid or payable by the Servicer to the Trustee.

         "STUDENT LOAN": Each of the student loans, which includes the related Student Loan Notes, pledged to the Trustee as security for the Bonds, and all renewals, extensions, substitutions and replacements thereof. The Student Loans are listed on Schedule I hereto and on each schedule delivered to the Trustee pursuant to Section 4.07(c)(i)(B).

         "STUDENT LOAN COLLATERAL":  The Student Loans securing the Bonds.

         "STUDENT LOAN NOTE": The promissory note or other evidence of indebtedness of a Promisor with respect to a Student Loan.

         "SUBSEQUENT TRANSFER DATE": The date on which a Hartwick Student Loan is acquired by the Trustee on behalf of the Bondholders, which date shall be no later than January 27, 1997.

         "TRUST AGREEMENT": The trust agreement, dated as of November 7, 1996, between The National Collegiate Trust and the Trust Company, as amended or restated from time to time.

         "TRUST COMPANY": Delaware Trust Capital Management, Inc., a Delaware trust company, or its successor under the Trust Agreement, in its individual capacity.

         "TRUST ESTATE":  As defined in Section 4.01.

         "TRUST INDENTURE ACT" OR "TIA": The Trust Indenture Act of 1939 as in force at the Closing Date, unless otherwise specifically provided.

         "TRUSTEE": State Street Bank and Trust Company, a Massachusetts trust company, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

                                   ARTICLE II

                                    THE BONDS


         SECTION 2.01  FORMS GENERALLY.

         The Bonds issuable hereunder shall be issued in two Classes. The Bonds and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or as may in the Issuer's judgment be necessary, appropriate or convenient to permit the Bonds to be issued and sold or held in bearer form, to establish entitlement to an exemption from United States withholding tax or reporting requirements with respect to payments on the Bonds or to comply, or facilitate compliance, with other applicable laws or regulations, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution thereof. While Bonds may contain the above referenced provisions with respect to Bonds issued in bearer form, no Bonds may actually be issued in bearer form until the Issuer and the Trustee shall have entered into an appropriate supplemental indenture pursuant to Section 10.01(7) providing for such issuance. Any portion of the text of any Bond may be set forth on the reverse thereof with an appropriate reference on the face of the Bond.

         The definitive Bonds shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders, or may be typewritten or photocopied, or may be produced in any other manner permitted by the rules of any securities exchange on which the Bonds may be listed, all as determined by the officers executing such Bonds, as evidenced by their execution thereof.

         SECTION 2.02  FORMS OF BONDS.

         The form of the Class A Bonds and the Class B Bonds issued and authenticated hereunder shall be in substantially the form of Exhibits A-1 and A-2, respectively.

         SECTION 2.03 GENERAL PROVISIONS WITH RESPECT TO PRINCIPAL AND INTEREST PAYMENTS; DENOMINATIONS.

         The aggregate principal amount of Bonds that may be authenticated and delivered under this Indenture is limited to $6,825,000 except for Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Bonds pursuant to Section 2.05 or 2.06 of this Indenture. The Bonds shall have the following characteristics:


                                  Original Bond

         Class                Principal           Interest          Stated
         Designation          Amount              Rate              Maturity
         -----------          ------              ----              --------

         Class A              $4,500,000          7.30%       September 20, 2013

         Class B              $2,325,000          8.15%       September 20, 2013


         The Interest Payment Dates for the Bonds are March 20 and September 20, commencing March 20, 1997. The Principal Payment Dates for the Bonds are March 20 and September 20, commencing with respect to the Class A Bonds, on September 20, 2000.

         The Bonds shall have the Stated Maturity specified above. The principal of each Bond shall be payable as set forth herein (a) beginning no later than
(i) with respect to the Class A Bonds, on the first Principal Payment Date and
(ii) with respect to the Class B Bonds, on the Principal Payment Date following the payment in full of the Class A Bonds (which initially may be the same Principal Date on which the Class A Bonds are paid in full), and (b) with respect to all Bonds, ending no later than the Stated Maturity unless the unpaid principal of such Bond becomes due and payable at an earlier date by declaration of acceleration, redemption or otherwise.

         Subject to the Issuer's obligation to pay interest on the Bonds in accordance with their terms and to its obligation to retire the Bonds on or before their Stated Maturity, the aggregate amount of principal and interest on the Bonds due and payable on each Payment Date shall be equal to the amounts held in the Collateral Proceeds Account and the Reserve Fund in excess of the Interest Reserve Amount on such Payment Date as applied in accordance with the terms hereof. All payments made with respect to any Bond shall be applied first to the interest then due and payable on such Bond and then to the principal thereof. All computations of interest accrued on any Bond shall be made as if each year consisted of twelve months of thirty days each. Interest on the unpaid principal amount of each Outstanding Bond shall be payable on each Interest Payment Date at the Bond Interest Rate for the related Interest Accrual Period.

         Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Bonds, if the Bonds have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled and the provisions of Section 6.04 are not applicable, then payments of principal of and interest on such Bonds shall be made in accordance with Section 6.07.

         All Bonds of the same Class shall be identical in all respects except for the denominations and dates thereof. All Bonds issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority (except to the extent set forth in Section 3.03(c) and 6.07 hereof) or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

         Payments of principal and interest on the Bonds of the same Class shall be made pro-rata among all Outstanding Bonds of the same Class, without preference or priority of any kind.

         Each Bond shall be issuable only as registered Bonds in denominations of $25,000 and integral multiples of $1,000 in excess thereof (except that one Bond may be issued in a different principal amount as necessary to include the remainder of the aggregate authorized principal of such Bond).

         SECTION 2.04  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  (a) The Bonds shall be executed on behalf of the Issuer by one of the Authorized Officers of the Owner Trustee under its corporate seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon and attested by one of the Authorized Officers of the Owner Trustee. The signature of any of these officers on the Bonds may be manual or facsimile.

         Bonds bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed by the Owner Trustee on behalf of the Issuer to the Trustee for authentication, and the Trustee shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise. Each Bond shall be dated as of the date of its authentication.

         No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form set forth in the form of Bonds in Exhibits A-1 and A-2, executed by the Trustee by the manual signature of one of its authorized officers and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

                  (b) On the Closing Date, the Bonds shall be executed by the Owner Trustee on behalf of the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Issuer Request and upon receipt by the Trustee or its agent of the following:

                  (i) an Officer's Certificate of the Issuer evidencing the authorization of the execution, authentication and delivery of the Bonds and specifying the Stated Maturity, the principal amount, Bond Interest Rate and the Class designation of each Bond to be authenticated and delivered;

                  (ii) either (A) a certificate or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel that the Trustee is entitled to rely thereon and that the authorization, approval or consent of no other governmental body is required for the valid issuance, or (B) an Opinion of Counsel that no such authorization, approval or consent of any governmental body is required except for such registrations, if any, as are required under the Securities Act of 1933, the TIA and the "Blue Sky" securities laws of any state;

                  (iii) an Opinion of Counsel dated not earlier than the Issuer Request, to the effect that:

                           (A) all instruments furnished to the Trustee in
                  connection with the Bonds conform in all material respects to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver the Bonds;

                           (B) all conditions precedent provided for in this
                  Indenture relating to the authentication and delivery of the Bonds have been complied with and the Issuer is duly entitled to the authentication and delivery of the Bonds;

                           (C) all laws and requirements with respect to the
                  execution and delivery by the Issuer of the Bonds have been complied with;

                           (D) the Issuer has corporate power and authority to
                  execute, deliver and perform under this Indenture and to issue the Bonds and has duly taken all necessary corporate action for those purposes;

                           (E) this Indenture is, and the Bonds when issued,
                  delivered, authenticated and paid for, will be, the valid, legal and binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless whether such enforceability is considered in a Proceeding in equity or at law);

                           (F) the Bonds, when issued, will be entitled to the
                  benefits of this Indenture;

                           (G) such action has been taken with respect to
                  delivery of the Trust Estate and with respect to recording and filing of this Indenture and any other requisite documents as is necessary to make effective and to perfect the lien and security interest of this Indenture as a first priority lien and security interest of this Indenture in the Trust Estate;

                           (H) this Indenture has been duly qualified under the
                  TIA; and

                           (I) the Issuer has the power and authority to assign,
                  pledge and deposit the Trust Estate with the Trustee as security for the Bonds and has duly authorized such assignment, pledge and deposit with the Trustee by all necessary action.

                  (iv) the Loan Documents;

                  (v) an Officer's Certificate of the Issuer stating that the issuance of the Bonds will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's certificate of trust or bylaws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Bonds have been complied with;

                  (vi) a certificate or opinion of an Independent Person, meeting all applicable requirements of TIA ss.314(d)(2) and (3), as to the fair value of the Student Loan Collateral securing the Bonds and of any Eligible Investments to be deposited on the Closing Date into any Pledged Account or Fund; and

                  (vii) such other documents as the Trustee may reasonably require.

         SECTION 2.05  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  (a) The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers and exchanges of Bonds in certificated form. The Trustee is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds in certificated form as herein provided. Upon any resignation of any Bond Registrar appointed by the Issuer, the Issuer shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Bond Registrar.

         If the Trustee shall at any time not be authorized to keep and maintain the Bond Register, the Trustee shall have the right to inspect such Bond Register at all reasonable times and to rely conclusively upon a certificate of the Person in charge of the Bond Register as to the names and addresses of the holders of the Bonds and the principal amounts and numbers of such Bonds as held.

                  (b) Upon surrender for registration of transfer or exchange of any Bond in certificated form at the office or agency of the Issuer to be maintained as provided in Section 9.01, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate initial principal amount.

         At the option of the Holder, Bonds in certificated form may be exchanged for other Bonds of any authorized denominations of a like aggregate initial principal amount, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Bonds that the Bondholder making the exchange is entitled to receive.

         All Bonds in certificated form issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

                  (c) Every Bond in certificated form presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (d) No transfer of a Bond or any interest therein may be made to: (i)(A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested (each, a "Plan"), that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), or (B) any person that is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of such a plan, unless the prospective transferee provides to the Trustee a certification of facts and an Opinion of Counsel that establish to the satisfaction of the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such plan or result in the imposition of an excise tax under Section 4975 of the Code; or (ii) any other Person that does not provide a certification to the Trustee that (i)(A) and (i)(B) do not apply.

         A Bond Owner of a Book-Entry Bond shall be entitled to transfer beneficial ownership of such Book-Entry Bond only upon compliance with the procedures established by such Bond Owner's brokerage firm and by the participating firms acting as such brokerage firm's agent, if any. No Bond Owner shall be entitled to receive a certificate evidencing ownership of his Book-Entry Bond.

         No service charge shall be made for any registration of transfer or exchange of Bonds, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 2.06 not involving any transfer.

         SECTION 2.06  MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

         If (a) any mutilated Bond is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (b) there is delivered to the Trustee such security or indemnity as may be required by the Trustee to save the Trustee and the Issuer harmless, then, in the absence of notice to the Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond or Bonds of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Bond, the Issuer may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered. If, after the delivery of such new Bond or payment of a destroyed, lost or stolen Bond pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Issuer and the Trustee shall be entitled to recover such new Bond (or such payment) from the Person to whom it was delivered or any Person taking such new Bond from such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee in connection therewith.

         Upon the issuance of any new Bond under this Section, the Trustee or the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) in connection therewith.

         Every new Bond issued pursuant to this Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

         SECTION 2.07  PERSONS DEEMED OWNERS.

         Prior to due presentment for registration of transfer of any Bond, the Issuer, the Trustee, any Agent and any other agent of the Issuer or the Trustee may treat the Person in whose name any bond is registered as the owner of such Bond (a) on the applicable Record Date for the purpose of receiving payments of the principal of (other than the payment in full of the unpaid principal balance of such Bond) and interest on such Bond and (b) on any other date for all other purposes whatsoever, whether or not such Bond is overdue, and, except as otherwise required by applicable law, neither the Issuer, the Trustee, any Agent nor any other agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         SECTION 2.08  CANCELLATION.

         All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Bond previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Bonds held by the Trustee shall be destroyed unless the Issuer shall direct by an Issuer Order that they be returned to the Issuer.

         SECTION 2.09  BOOK-ENTRY BONDS.

         The Bonds will be Book-Entry Bonds. Each Class of Bonds shall be represented by a single bond certificate with respect to such Class in the original principal amount of the related Bonds. The Issuer hereby designates The Depository Trust Company, 55 Water Street, New York, New York 10041, as the initial Depository for the Book-Entry Bonds and directs the Trustee to execute and deliver the DTC Letter Agreement. The bond certificates representing the Book-Entry Bonds shall be registered in the name of the nominee of the Depository designated in the DTC Letter Agreement, CEDE & Co. The Trustee shall not register the transfer of any Book-Entry Bond to another depository until the Issuer shall have delivered or caused to be delivered to the Trustee a written acceptance by the proposed transferee of the duties of acting as depository with respect to Book-Entry Bonds and an Opinion of Counsel to the effect that the proposed transferee is an entity registered as a "clearing agency" pursuant to
Section 17A of the Securities Exchange Act of 1934, as amended and to the further effect that all other conditions precedent for such registration of transfer have been completed. The Trustee shall be under no liability to any Person for any such registration or for making any payments due on such Bonds to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Indenture so long as the transfer was registered upon receipt of the Opinion of Counsel described above. Any Bond Owner acquiring an interest in a Book-Entry Bond through the Depository or its participating organizations ("Depository Participants") shall not be entitled to receive a certificate representing any interest in the Bonds except in the event that fully-registered, certificated Bonds are issued to Bond Owners ("Definitive Bonds") under the circumstances set forth in this Section.

         As long as the Outstanding Bonds remain Book-Entry Bonds (i) the provisions of this Section shall be in full force, (ii) to the extent that the provisions of this Section conflict with any provisions of this Indenture, the provisions of this Section shall control, (iii) the Trustee shall deal with the Depository as representative of the Bond Owners of the Bonds for purposes of exercising the rights of Holders under this Indenture, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Bond Owners; (iv) the Issuer or the Trustee shall deliver to the Depository any notice or other communication required to be delivered to any Holder by the Issuer or the Trustee, respectively, and shall note thereon the CUSIP number of the Bonds, (v) the Trustee is hereby authorized by the Issuer to request from the Depository at any time a list of Depository Participants, (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and information furnished by the Depository Participants with respect to Bond Owners, (vii) the Depository shall maintain book entry records with respect to the Bond Owners and with respect to the ownership and transfers of beneficial interests in the Bonds; (viii) ownership and transfers of registration of the Bonds on the books of the Depository shall be governed by applicable rules established by the Depository;
(ix) the Depository may collect its usual and customary fees, charges and expenses from the Depository Participants, (x) any invitation to tender the Bonds shall be made in compliance with the pertinent provisions of the DTC Letter Agreement, (xi) to the extent required by the pertinent provisions of the DTC Letter Agreement, the Issuer or, if applicable, the Trustee shall give the Depository notice of any record date set by the Issuer or the Trustee (as the case may be) pursuant to Section 13.03(e), (xii) to the extent of any conflict between the DTC Letter Agreement and this Indenture, the provisions of the DTC Letter Agreement shall control, (xiii) the rights of Bond Owners shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreement between such Bond Owners, the Depository and/or Depository Participants.

         On or before the thirtieth (30th) day prior to any Issuer Redemption, the Trustee shall notify the Depository of the date of such Issuer Redemption.

         Bonds issued as Book-Entry Bonds shall be issued in Definitive Bonds in the event that (A) the Issuer expressly advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as depository with respect to such Book-Entry Bonds, and the Issuer is unable to locate a qualified successor, or (B) the Issuer, in its sole discretion (but only with the express prior written consent of the Trustee), elects to terminate the book-entry system through the Depository by express written notice to the Depository and the Trustee, or (C) after the occurrence of an Event of Default, Bond Owners representing not less than two-thirds in Aggregate Current Principal Amount of such Book-Entry Bonds advise the Depository through Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interest of the Bond Owners. Upon the occurrence of any event described in the immediately preceding sentence, the Depository shall be required to notify all Depository Participants of the availability through the Depository of Definitive Bonds. Upon surrender by the Depository of the certificate representing such BookEntry Bonds and instructions to the Trustee from the Depository for reregistration of the Definitive Bond certificates and the Issuer's delivery to the Trustee of appropriate Definitive Bond certificates, the Owner Trustee shall, on behalf of the Issuer, execute and the Trustee shall authenticate the entire principal amount of such Book-Entry Bonds then Outstanding in Definitive Bonds and thereafter the Trustee shall recognize the Holders of such Definitive Bonds as Holders under this Indenture. Neither the Issuer, the Trustee nor the Owner Trustee shall be liable for any delay in delivery of such instructions and certificates and may conclusively rely on and shall be protected in relying on such instructions.

                                   ARTICLE III

                              PAYMENTS ON THE BONDS


         SECTION 3.01  COLLECTION OF MONEY.

         Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture, shall hold all such money and property received by it as part of the Trust Estate, and shall apply it as provided in this Indenture. If the Trustee shall not have received a Servicer Remittance with respect to a Student Loan by the second Business Day after the related Servicer Determination Date, the Trustee shall request the Servicer to make such payment as promptly as practicable or legally permitted.

         Except as otherwise expressly provided in this Indenture, if, following any request by the Trustee for payment of a late Servicer Remittance, any Default occurs in the making of such payment or if a Default occurs in any other performance required under the Servicing Agreement of which the Trustee has actual knowledge, the Trustee may, and upon the request of the Holders of Bonds representing more than 66 2/3% of the Aggregate Current Principal Amount of the Outstanding Bonds shall, take such action as may be specified in Section 6.03 herein to enforce such payment or performance including the institution and prosecution of appropriate Proceedings against the Servicer. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article VI.

         SECTION 3.02  PAYMENTS OF PRINCIPAL AND INTEREST.

                  (a) Interest or principal payable on any Bond that is punctually paid out of the Collateral Proceeds Account pursuant to
         Section 3.03 or duly provided for by the Issuer on the applicable Payment Date or Redemption Date shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date for such applicable Payment Date or Redemption Date by payment to the Depository, which shall credit the amount of such payments to the accounts of its Depository Participants in accordance with its normal procedures, provided that in the event the Bonds are no longer maintained as Book-Entry Bonds, payment shall be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date or upon prior notice given to the Trustee, by wire transfer of immediately available funds to the accounts specified by such Person, except for the final payment of principal payable with respect to such Bond (or the Redemption Price) for any Bond called for redemption, if such redemption will result in payment of the then entire unpaid principal amount of such Bond), which shall be payable as provided in subsection (b) of this Section 3.02. Each Depository Participant shall be responsible for disbursing such payments to the Bond Owners of the Book-Entry Bonds that it represents and to each brokerage firm for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Bond Owners of the Book-Entry Bonds that it represents. All such credits and disbursements are to be made by the Depository and the Depository Participants in accordance with the provisions of the Bonds. Neither the Trustee nor the Issuer shall have any responsibility therefor except as otherwise provided by applicable law.

         Any payment of interest or principal payable on any Bond which otherwise would be due and payable on a day which is not a Business Day shall be payable on the next succeeding Business Day and shall be deemed to have been paid on such non-Business Day on which such payment was otherwise payable.

                  (b) All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of principal made on any Payment Date or Redemption Date shall be binding upon all Holders of such Bonds and of any Bonds issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bonds. The final payment of principal of each Bond (including the Redemption Price of any Bond called for redemption pursuant to Article XI) shall be payable only upon presentation and surrender on or after the Payment Date or Redemption Date therefor at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 9.01.

         As soon as practicable prior to each Payment Date, the Trustee shall determine whether, on the basis of Collateral Proceeds received and expected to be received during the related Collection Period and withdrawn from the Collateral Proceeds Account pursuant to Section 3.03(c), the entire remaining unpaid principal amount of the Bonds will become due and payable on that Payment Date or whether in accordance with Section 3.09(c), the Interest Reserve Amount equals or exceeds the Aggregate Current Principal Amount of Outstanding Bonds, and, if so, the Trustee shall, no later than five days prior to such Payment Date, mail or cause to be mailed to the Issuer and to each Person in whose name a Bond to be so retired is registered at the close of business on the Record Date a notice to the effect that:

                  (i) it is expected that funds sufficient to pay such final payment will be available in the Collateral Proceeds Account and the Reserve Fund on such Payment Date, and

                  (ii) if such funds are available, (A) such final payment will be payable on such Payment Date, but only upon presentation and surrender of such Bond at the office or agency of the Issuer maintained for such purpose pursuant to Section 9.01 (the address of which shall be set forth in such notice), and (B) interest shall accrue on such Bond up to the Business Day preceding such Payment Date.

Notices in connection with redemptions of Bonds shall contain the information set forth in, and be mailed in accordance with, Section 11.03.

                  (c) Subject to the foregoing provisions of this Section 3.02, each Bond delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Bond shall represent the rights to unpaid principal and interest that were represented by such other Bond. Any checks mailed pursuant to subsection (a) of this
         Section 3.02 and returned undelivered shall be held in accordance with
         Section 9.02.

                  (d) Notwithstanding any of the provisions of this Section with respect to payments of principal of and interest on the Bonds, if the Bonds have become or been declared due and payable in accordance with
         Section 3.09(c) or following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on such Bonds shall be made in accordance with Section 6.07.

         SECTION 3.03  COLLATERAL PROCEEDS ACCOUNT; APPLICATION OF FUNDS.

                  (a) On or before the Closing Date, the Trustee shall establish, at its Corporate Trust Office, a segregated account that shall be the "Collateral Proceeds Account" and shall be clearly labeled as such. The Trustee shall promptly deposit in the Collateral Proceeds Account all Servicer Remittances received by it with respect to the Student Loan Collateral, including any liquidation proceeds related to Defaulted Student Loans and late payment charges, if any. All remittances deposited from time to time in the Collateral Proceeds Account, all other deposits therein pursuant to this Indenture, and all investments made with such amounts, including all income or other gain from such investments, shall be held by the Trustee in the Collateral Proceeds Account as part of the Trust Estate as herein provided, subject to withdrawal by the Trustee for the purposes set forth in Subsections (c) and (d) of this Section. The Issuer may, at any time and at its option, deposit cash (or Eligible Investments maturing prior to the next Payment Date) in the Collateral Proceeds Account for the purpose of avoiding any Event of Default which would otherwise result pursuant to Section 6.01(1), but the Issuer is under no obligation to do so. All funds withdrawn from the Collateral Proceeds Account pursuant to Subsection (c) of this Section for the purpose of making payments to the Holders of Bonds shall be so withdrawn in accordance with Section 9.02.

                  (b) So long as no Default or Event of Default shall have occurred and be continuing, all amounts in the Collateral Proceeds Account shall be invested and reinvested by the Trustee in one or more Eligible Investments pursuant to an Issuer Order. Such investments are subject to the following restrictions:

                  (i) except as permitted by clause (ii) below, no investment of any amount held in the Collateral Proceeds Account may mature later than the Business Day immediately preceding the next Payment Date; and

                  (ii) any investment (including repurchase agreements) in which State Street Bank and Trust Company, in either its commercial or trust capacity, is the obligor, may mature on a Payment Date if, under this Section such investment could otherwise mature on the Business Day immediately preceding such Payment Date.

         All income or other gains from investment of funds deposited in the Collateral Proceeds Account shall be deposited by the Trustee in the Collateral Proceeds Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Collateral Proceeds Account, and the Trustee shall not be responsible in any way for such loss on any investment made pursuant to this Indenture, except in its commercial capacity as obligor.

                  (c) Unless the Bonds have been declared due and payable pursuant to Section 6.02 and funds collected by the Trustee are being applied in accordance with Section 6.07, amounts in the Collateral Proceeds Account on any Payment Date deposited during the Collection Period which ended during the calendar month in which the Payment Date occurs shall be withdrawn from the Collateral Proceeds Account, in the amounts required but not to exceed the Available Payment Amount, for application on any Payment Date as follows:

                  FIRST, to the Class A Bonds for the payment of accrued interest at the related Bond Interest Rate;

                  SECOND, to the Class B Bonds for the payment of accrued interest at the related Bond Interest Rate;

                  THIRD, to the payment to the Reserve Fund of any shortfall in the Interest Reserve Amount for the Interest Accrual Period commencing on such Payment Date; provided that, if after giving effect to all payments of interest and principal on the Bonds on such Payment Date, the Interest Reserve Amount equals or exceeds the Aggregate Current Principal Amount of Outstanding Bonds, then the Trustee shall declare all the Bonds to be immediately due and payable pursuant to Section 3.09(c);

                  FOURTH, to the payment of any unpaid amount due the Trustee pursuant to Section 7.07;

                  FIFTH, to the payment of any unpaid amount due any Accountants for services rendered pursuant to Section 9.12 hereof or otherwise under this Indenture;

                  SIXTH, to the payment of any unpaid amount due the Owner Trustee pursuant to the Trust agreement;

                  SEVENTH, to the payment of any unpaid amount due the Administrator pursuant to the Administration Agreement;

                  EIGHTH, on each Principal Payment Date, to the Class A Bonds for the payment of any unpaid principal amount of the Class A Bonds;

                  NINTH, on each Principal Payment Date following payment in full of the Class A Bonds (which initially may be the same Principal Payment Date on which the Class A Bonds are paid in full), to the Class B Bonds for the payment of any unpaid principal amount of the Class B Bonds;

                  TENTH, if such Payment Date is not a Principal Payment Date, any remaining amounts in the Collateral Proceeds Account shall be deposited in the Reserve Fund;

each such amount in paragraphs FIRST, SECOND, EIGHTH and NINTH above being the amount thereof set forth in the Payment Date Statement or in the notice from the Issuer given pursuant to Section 11.02.

         SECTION 3.04 GENERAL PROVISIONS REGARDING PLEDGED ACCOUNTS OR FUNDS.

                  (a) Each Pledged Account or Fund shall relate solely to the Bonds and to the Student Loans and other property securing the Bonds. Funds and other property in each Pledged Account or Fund shall be at all times separately accountable on the internal books and records of the Trustee. Funds and other property in each Pledged Account or Fund shall not be commingled with any other funds or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Trustee may hold any funds or other property received or held by it as part of a Pledged Account or Fund in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Trustee and the Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to each Pledged Account or Fund.

                  (b) The Issuer agrees not to direct the Trustee to make any investment of any funds in a Pledged Account or Fund or to sell any investment held in a Pledged Account or Fund except under the following terms and conditions:

                  (i) each such investment shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee (or, if, as indicated by an Opinion of Counsel delivered to the Trustee, applicable law provides for perfection of security interests of an investment not evidenced by a certificate or other instrument through a recordation of such security interests on books maintained by or on behalf of the issuer of such investment, such security interests may be so recorded);

                  (ii) the Trustee shall have sole control over such investment, the income thereon and the proceeds thereof;

                  (iii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent; and

                  (iv) the proceeds of each sale of such an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the Pledged Account or Fund in which such investment was held.

                  (c) If any amounts are needed for disbursement from a Pledged Account or Fund and sufficient uninvested funds are not available therein to make such disbursement, in the absence of an Issuer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Pledged Account or Fund.

                  (d) The Trustee shall not in any way be held liable by reason of any insufficiency in any Pledged Account or Fund except for losses on investments that are liabilities of State Street Bank and Trust Company in its commercial capacity as obligor under the terms of this Indenture.

                  (e) All investments of funds in a Pledged Account or Fund and all sales of investments held in a Pledged Account or Fund shall, except as provided below, be made by the Trustee in accordance with an Issuer Order. Subject to compliance with the requirements of Section 3.03(b), such Issuer Order may authorize the Trustee to make the specific investments set forth therein, to make investments from time to time consistent with the general instructions set forth therein, or to make specific investments pursuant to written or telegraphic instructions of the employees or agents of the Issuer identified therein, in each case in such amounts as such Issuer Order shall specify.

         In the event that:

                  (i) the Issuer shall have failed to give written investment directions to the Trustee by 10:00 A.M. New York City time on any Business Day authorizing the Trustee to invest the funds then in a Pledged Account or Fund;

                  (ii) a Default or Event of Default shall have occurred and be continuing but the Bonds shall not have been declared due and payable pursuant to Section 6.02, or if the Bonds shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with
         Section 6.04; or

                  (iii) an Event of Default shall have occurred and be continuing, the Bonds shall have been declared due and payable pursuant to Section 6.02, and amounts collected or receivable from the Trust Estate are being applied in accordance with Section 6.07;

the Trustee shall invest and reinvest the funds then in each related Pledged Account or Fund to the fullest extent practicable, in such manner as the Trustee shall from time to time determine, but only in the Eligible Investment which is a money market fund rated by the Rating Agency in its highest rating category. If no such investment vehicle is available, the funds shall remain uninvested. All investments made pursuant to clause (i) above shall mature on the next Business Day following the date of such investment and all such investments made pursuant to Clause (ii) above shall mature no later than the maturity date therefor permitted by Section 3.03(b) or 3.09(d) and all investments made pursuant to clause (iii) above shall mature no later than the first date following the date of such investment on which the Trustee proposes to make a distribution to Holders of Bonds.

         SECTION 3.05  REPORTS BY TRUSTEE TO BONDHOLDERS.

         The Trustee shall prepare and deliver to the Issuer, the Rating Agency and each Bondholder not later than one (1) Business Day following each Payment Date, a statement (a "Payment Date Statement") with respect to such Payment Date setting forth the following information:

                  (a) the Available Payment Amount on deposit in the Collateral Proceeds Account and the Reserve Fund, itemizing (i) Servicer Remittances received during the related Collection Period, (ii) net liquidation proceeds related to Defaulted Student Loans received during the related Collection Period, (iii) the aggregate amount of reinvestment income received during the Collection Period, (iv) Interest Support Payments withdrawn from the Interest Support Account and (v) amounts on deposit in the Reserve Fund in excess of the Interest Reserve Amount;

                  (b) the aggregate amount of interest accrued during the immediately preceding Interest Accrual Period on all Outstanding Bonds;

                  (c) the aggregate amount of interest accrued during the immediately preceding Interest Accrual Period on all Outstanding Class A Bonds;

                  (d) the aggregate amount of interest accrued during the immediately preceding Interest Accrual Period on all Outstanding Class B Bonds;

                  (e) the aggregate amount of all payments then being made with respect to the Bonds;

                  (f) the aggregate amount of all payments then being made with respect to the Class A Bonds;

                  (g) the aggregate amount of all payments then being made with respect to the Class B Bonds;

                  (h) the aggregate amount of all payments then being made with respect to the Bonds which represents principal;

                  (i) the aggregate amount of all payments then being made with respect to the Class A Bonds which represents principal;

                  (j) the aggregate amount of all payments then being made with respect to the Class B Bonds which represents principal;

                  (k) the amount of any payment then being made with respect to an Individual Bond;

                  (l) the amount of the payment then being made with respect to an Individual Bond which represents interest;

                  (m) the amount of the payment then being made with respect to an Individual Bond which represents principal;

                  (n) the Current Principal Amount of an Individual Bond after giving effect to any repayment of principal made on such date;

                  (o) the Aggregate Stated Principal Balance of all Student Loans still subject to the lien of this Indenture;

                  (p) the Aggregate Current Principal Amount of Class A Bonds after giving effect to the principal payments to be made on such Payment Date;

                  (q) the Aggregate Current Principal Amount of Class B Bonds after giving effect to the principal payments to be made on such Payment Date; and

                  (r) the aggregate amount of Defaulted Student Loans, if any, as of the related Payment Date;

provided, the Issuer shall cause the Servicer to certify in writing to the Trustee the information in (a)(2), (o) and (r) above for the purpose of preparing such Payment Date Statement.

                  In addition, the Issuer, to the extent required by applicable law, shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority and to Bondholders pursuant to any applicable law with respect to the Trust Estate and the transactions contemplated hereby. The Trustee shall, to the extent required by applicable law, execute the foregoing documents upon the Issuer's request and return such documents to the Issuer.

         SECTION 3.06  PLEDGED ACCOUNTS REPORTS BY TRUSTEE.

         The Trustee shall prepare and deliver to the Issuer not later than the tenth (10th) Business Day after the end of each calendar quarter, a report, with respect to each Pledged Account securing the Bonds, setting forth the following information:

                  (1) the balance in each Pledged Account at the beginning and end of such calendar quarter;

                  (2) the cash and Eligible Investments held in each Pledged Account at the end of such calendar quarter; and

                  (3) the aggregate amount of reinvestment income with respect to each Pledged Account received during such calendar quarter.

         SECTION 3.07  COLLECTIONS OF THE STUDENT LOANS.

         In order to facilitate the servicing of the Student Loans by the Servicer of such Student Loans, the Servicing Agreement provides that the Servicer shall retain, in accordance with the provisions of the Servicing Agreement and this Indenture, all collections on such Student Loans prior to the time they are deposited into the Collateral Proceeds Account or the Reserve Fund. The Trustee hereby designates the Servicer as its agent and bailee to hold such collections on such Student Loans until they are deposited into the Collateral Proceeds Account or the Reserve Fund. By the designation pursuant to this Section and the acceptance of such designation by the Servicer of a Student Loan pursuant to the Servicing Agreement, the Trustee, as secured party, has possession of all collections on the Student Loans for purposes of Section 9-305 of the Uniform Commercial Code as in effect in Massachusetts.

         SECTION 3.08  AMENDMENTS TO SERVICING AGREEMENT.

         The Trustee may, without the consent of any Bondholder, enter into or consent to any amendment or supplement to the Servicing Agreement (including without limitation any amendment providing for the appointment of a successor Servicer) provided such amendment or supplement cannot reasonably be expected to adversely affect the Bondholders. Such a consent shall not adversely affect the Holders of the Bonds if there is delivered to the Trustee written notification from the Rating Agency (which shall be obtained by the Trustee prior to any such amendment providing for the appointment of a successor Servicer) to the effect that such amendment or supplement will not result in any change in the current rating assigned by the Rating Agency. The Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

         SECTION 3.09  RESERVE FUND.

                  (a) The Trustee shall establish and maintain the Reserve Fund into which the Trustee shall make such deposits, and from which the Trustee shall make such withdrawals, as herein specified. The Reserve Fund shall be maintained at the Corporate Trust Office as a segregated account clearly labeled as such. All funds deposited from time to time in the Reserve Fund pursuant to this Indenture shall be held by the Trustee as part of the Trust Estate on behalf of the Bondholders and the Trustee as provided herein.

                  (b) On the Closing Date, the Trustee shall acquire from the proceeds of the sale of the Bonds, pursuant to an Issuer Order, an Eligible Investment (that is in the form of a U.S. Treasury security) in an amount such that it will return payments of principal and interest so that the Interest Reserve Amount for the Interest Accrual Period commencing on September 20, 2000 is available from the proceeds of such Eligible Investment; provided such Issuer Order shall specify the U.S. Treasury security to be acquired; provided further, that the Issuer shall, from time to time, by Issuer Order, direct the Trustee as to which new Eligible Investment should be disposed of or newly acquired for this purpose. Notwithstanding anything set forth in
         Section 3.04 to the contrary, the Trustee shall deposit in the Reserve Fund (pursuant to Issuer Order) the proceeds from the earnings on any sale of Eligible Investments.

         On each Payment Date, any shortfall in the Interest Reserve Amount for the Interest Accrual Period commencing on such Payment Date shall be deposited from funds in the Collateral Proceeds Account, pursuant to Section 3.03(c) or from funds in the Interest Support Account, pursuant to Section 3.10.

                  (c) On any Payment Date, if the amount in the Collateral Proceeds Account is not sufficient to pay interest due and unpaid on the Bonds, the Trustee shall withdraw (to the amount of available funds) from the Reserve Fund and deposit in the Collateral Proceeds Account an amount equal to the amount of such shortfall; provided that, if after giving effect to all payments of interest of and principal on the Bonds on such Payment Date, the Interest Reserve Amount equals or exceeds the Aggregate Current Principal Amount of Outstanding Bonds, then the Trustee shall declare all the Bonds to be immediately due and payable by a notice in writing to the Issuer and to all Bondholders pursuant to Section 3.02(b).

                  (d) After September 20, 2000, so long as no Default or Event of Default shall have occurred and be continuing, all amounts in the Reserve Fund shall be invested and reinvested by the Trustee in one or more Eligible Investments pursuant to an Issuer Order. Such investments are subject to the following restrictions:

                  (i) except as permitted by clause (ii) below, no investment of any amount held in the Reserve Fund may mature later than the Business Day immediately preceding the next Payment Date; and

                  (ii) any investment (including repurchase agreements) in which State Street Bank and Trust Company, in either its commercial or trust capacity, is the obligor, may mature on a Payment Date if, under
         Section 3.03 such investment could otherwise mature on the Business Day immediately preceding such Payment Date.

         All income or other gains from investment of funds deposited in the Reserve Fund shall be deposited by the Trustee in the Reserve Fund immediately upon receipt, and any loss resulting from such investment shall be charged to the Reserve Fund, and the Trustee shall not be responsible in any way for such loss on any investment made pursuant to this Indenture.

         SECTION 3.10  INTEREST SUPPORT ACCOUNT.

                  (a) The Trustee shall establish and maintain the Interest Support Account into which the Trustee shall make such deposits, and from which the Trustee shall make such withdrawals, as herein specified. The Interest Support Account shall be maintained at the Corporate Trust Office as a segregated account clearly labeled as such. All funds deposited from time to time in the Interest Support Account pursuant to this Indenture shall be held by the Trustee as part of the Trust Estate on behalf of the Bondholders and the Trustee as provided herein.

                  (b) On the Closing Date, the Trustee shall acquire from the proceeds of the sale of the Bonds, pursuant to an Issuer Order, a portfolio of Eligible Investments (that are in the form of U.S. Treasury securities with varying maturities) in an amount such that it will return payments of principal and interest so that on each Interest Payment Date during the Interest Support Period, the applicable Interest Support Payment for such Payment Date is available from the proceeds of such Eligible Investments; provided, that such Issuer Order shall specify the U.S. Treasury securities to be acquired; provided further, that the Issuer shall, from time to time, by Issuer Order, direct the Trustee as to which Eligible Investments should be disposed of or newly acquired for this purpose. Notwithstanding anything set forth in Section 3.04 to the contrary, the Trustee shall deposit in the Interest Support Account (pursuant to an Issuer Order) the proceeds from the earnings on any sale of Eligible Investments.

                  (c) On each Interest Payment Date during the Interest Support Period, the Trustee shall withdraw from the Interest Support Account and deposit in the Collateral Proceeds Account the Interest Support Payment, for such Payment Date. Thereafter, if there is a shortfall in the payment of interest on the Bonds or in the Interest Reserve Amount on any Payment Date, after application of funds in the Collateral Proceeds Account pursuant to Section 3.03(c) on such Payment Date, the Trustee shall withdraw the amount of such shortfall from funds in the Interest Support Account, if any, and deposit such amount in the Collateral Proceeds Account or the Reserve Fund, as applicable. On September 20, 2003, the Trustee shall deposit in the Collateral Proceeds Account any remaining funds on deposit in the Interest Support Account.

         SECTION 3.11  COST OF ISSUANCE ACCOUNT.

                  (a) The Trustee shall establish and maintain the Cost of Issuance Account into which the Trustee shall make such deposits, and from which the Trustee shall make such withdrawals, as herein specified. The Cost of Issuance Account shall be maintained at the Corporate Trust Office as a segregated account clearly labeled as such.

                  (b) On the Closing Date, the Cost of Issuance Amount shall be deposited in the Cost of Issuance Account from the proceeds of the sale of the Bonds.

                  (c) Promptly after the Closing Date, amounts in the Cost of Issuance Account shall be withdrawn and used by the Trustee in accordance with this Section 3.11 for the purpose of paying Costs of Issuance. Costs of Issuance shall be paid by the Trustee upon receipt of an Issuer Order, which shall direct the payment to designated payees in designated amounts for stated services and certify that such payment is a proper charge against the Cost of Issuance Account therein and is then due and owing for services rendered or expenses incurred. Any amounts remaining therein upon payment of all Costs of Issuance shall be deposited in the Collateral Proceeds Account upon receipt by the Trustee of an Officers' Certificate of the Issuer stating that such moneys are no longer needed for the payment of Costs of Issuance.

                                   ARTICLE IV

                             SECURITY FOR THE BONDS


         SECTION 4.01  GRANT OF TRUST ESTATE.

         To secure the payment of principal of and interest on the Bonds in accordance with their terms, the payment of all other sums payable hereunder and the performance of all of the Issuer's covenants and agreements in this Indenture, the Issuer hereby Grants to the Trustee without recourse, in trust and as collateral security, for the exclusive benefit of the Holders of the Bonds (and the Trustee, to the extent provided herein) a security interest in and to the following (collectively, the "Trust Estate" or the "Collateral"):

                  (a) all of the Issuer's right, title and interest in and to, and all benefits accruing from, the Student Loans identified on
         Schedule I hereto, and all payments made thereon, together with the related Loan Documents;

                  (b) the Collateral Proceeds Account (including all income from investment of funds therein);

                  (c) the Reserve Fund (including all income from investment of funds therein);

                  (d) the Interest Support Account (including all income from investment of funds therein);

                  (e) the Hartwick Acquisition Account (including all income from investment of funds therein);

                  (f) the Issuer's rights under the Servicing Agreement;

                  (g) the Issuer's rights under any Origination Agreement;

                  (h) the Issuer's rights under the Administration Agreement;

                  (i) the Issuer's rights under any other agreements in connection herewith;

                  (j) as of the Subsequent Transfer Date, all of the Issuer's right, title and interest in and to, and all benefits accruing from the Hartwick Student Loans identified on the related schedule delivered to the Trustee pursuant to Section 4.07(c)(i)(B), and all payments made thereon, together with the related Loan Documents; and

                  (k) all proceeds of each of the foregoing items of Collateral (including without limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations or receivables that at any time constitute any or all of the proceeds of the foregoing).

         The Trustee acknowledges such Grant without notice of any prior or competing interest in the Collateral, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties required by this Indenture.

         SECTION 4.02  DOCUMENTS DELIVERED TO TRUSTEE.

         To effect the Grant of the Student Loans constituting a portion of the Trust Estate, the Issuer has delivered and released to the Servicer pursuant to the Custodial Agreement, as agent for Trustee, the original Loan Documents as required by the Custodial Agreement for each Student Loan comprising the Student Loan Collateral.

         The Servicer shall certify its receipt to the Trustee and the Issuer of all such Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the trust receipt of the Custodian in the form annexed to the Custodial Agreement.

         SECTION 4.03  ACCEPTANCE BY TRUSTEE.

         The Trustee acknowledges receipt of the documents described in Section
4.02 hereof by the Servicer, on behalf of the Trustee, and declares that the Servicer holds and will hold the Collateral on behalf of the Trustee in trust, upon the trusts set forth herein, for the use and benefit of all present and future Holders of Bonds as provided in this Indenture.

         SECTION 4.04  LIMITED WITHDRAWAL AND SUBSTITUTION OF COLLATERAL.

         During the 60 day period following the Closing Date, the Issuer, at its option, upon Issuer Order delivered to the Trustee, may withdraw Student Loans having an aggregate original Stated Principal Balance up to five percent (5%) of the aggregate Stated Principal Balance of the Student Loans identified on
Schedule I hereto.

                           (A) Student Loans shall be released from the lien of
                  this Indenture, if the Issuer:

                  (1) deposits with the Trustee, on or before the date of withdrawal, cash, together with an Issuer Order directing the Trustee to deposit such cash in the Collateral Proceeds Account, and/or additional Student Loans having the same terms, including interest rates, as the Student Loans being withdrawn, and

                  (2)      certifies to the Trustee that either:

                           (a) the aggregate Stated Principal Balance of the Student Loans being deposited is at least equal to the aggregate Stated Principal Balance of the Student Loans being withdrawn or

                           (b) to the extent that cash is substituted in whole or in part for such Student Loans, the amount of cash being deposited is at least equal to the aggregate Stated Principal Balance of the Student Loans being withdrawn minus

                                    (i)     the aggregate Stated Principal
                                            Balance of the Student Loans being
                                            deposited, if any (such difference,
                                            the "Net Loans Withdrawn"),

                                    (ii)    the amount derived by dividing the
                                            excess of the aggregate Stated
                                            Principal Balance of the Student
                                            Loans at the Closing Date over the
                                            Aggregate Current Principal Amount
                                            of the Bonds by the Aggregate
                                            Current Principal Amount of the
                                            Bonds, multiplied by the Net Loans
                                            Withdrawn,

                                    (iii)   the amount derived by dividing the
                                            Net Loans Withdrawn by the aggregate
                                            Stated Principal Balance of the
                                            Student Loans in the Trust Estate
                                            prior to any withdrawal being made
                                            therefrom, multiplied by the then
                                            current balance of the Reserve Fund,
                                            and

                                    (iv)    the amount equal to that portion of
                                            the Interest Support Account which
                                            represents the Interest Support
                                            Payments related to the Net Loans
                                            Withdrawn;

                           (B) Notwithstanding Subclause (A), no withdrawal or
                  substitution of Student Loans pursuant to this Section 4.04 having an aggregate Stated Principal Balance in excess of one percent (1%) of the aggregate Stated Principal Balance of the Student Loans identified on Schedule I hereto shall be permitted until the Rating Agency shall have confirmed in writing that such withdrawal or substitution will not result in a reduction in or withdrawal of the then current rating of the Bonds.

                           (C) Prior to any withdrawal or substitution of
                  Collateral pursuant to this Section 4.04, the Issuer shall provide an Opinion of Counsel that complies with TIA ss.314(d)(1), if required.

         SECTION 4.05  RELEASE OF TRUST ESTATE.

                  (a) Subject to the payment of its fees and expenses pursuant to Section 7.07 and upon receipt of an Issuer Order directing the Trustee to do so, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including Sections 4.04, 5.03 and 6.16 hereof. No party relying upon an instrument executed by the Trustee as provided in this Article IV shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or supervise the application of any funds.

                  (b) The Trustee shall, at such time as there are no Bonds Outstanding and all amounts due the Trustee pursuant to Section 7.07 have been paid, release any remaining portion of the Trust Estate that secured the Bonds from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Collateral Proceeds Account and the Reserve Fund. The Trustee shall release property from the lien of this Indenture pursuant to this
         Section 4.05(b) only upon receipt of an Issuer Request accompanied by an Officers' Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA) an Independent certificate in accordance with TIA ss.ss. 314(c) and 314(d)(1).

         SECTION 4.06  OPINION OF COUNSEL.

         The Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 4.05(a), accompanied by copies of any instruments involved, and the Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Bonds or the rights of the Bondholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

         SECTION 4.07  HARTWICK ACQUISITION ACCOUNT.

                  (a) The Trustee shall establish and maintain the Hartwick Acquisition Account into which the Trustee shall make such deposits, and from which the Trustee shall make such withdrawals, as herein specified. The Hartwick Acquisition Account shall be maintained at the Corporate Trust Office as a segregated account clearly labeled as such.

                  (b) On the Closing Date, the Hartwick Acquisition Amount shall be deposited in the Hartwick Acquisition Account from the proceeds of the sale of the Bonds.

                  (c) Amounts on deposit in the Hartwick Acquisition Account shall be withdrawn by the Trustee as follows:

                  (i) On any Subsequent Transfer Date, the Trustee upon an Issuer Order and upon satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date, shall withdraw and remit pursuant to the Issuer Order an amount equal to the percentage defined in clause (iii) below of the Stated Principal Balance of the Hartwick Student Loans then being acquired plus fees and expenses incurred in connection therewith:

                           (A) the Issuer shall have provided the Trustee with
                  any information reasonably requested by the Trustee with respect to the Hartwick Student Loans;

                           (B) the Issuer shall have delivered to the Trustee,
                  which shall be acknowledged by the Trustee in writing, the Hartwick Subsequent Transfer Instrument;

                           (C) the Issuer shall have delivered to the Trustee a
                  schedule listing the Hartwick Student Loans;

                           (D) the Issuer shall have delivered to the Trustee an
                  Officers Certificate confirming the satisfaction of each condition specified in this Section 4.07;

                           (E) each Hartwick Student Loan shall have an interest
                  rate of 9.25%; and

                           (F) the Issuer shall have delivered the related Loan
                  Documents to the Servicer.

                  (ii) On January 27, 1997, following the acquisition of any Hartwick Student Loans on that date, the Trustee shall deposit in the Reserve Fund any amounts remaining in the Hartwick Acquisition Account.

                  (iii) The percentage referenced in subclause (i) above shall be set forth in the related Issuer Order and shall be equal to the percentage of the Stated Principal Balance of the Student Loans on
         Schedule I attached hereto, to students of Hartwick College, that the Issuer paid for such Student Loans.

                                    ARTICLE V

                           SATISFACTION AND DISCHARGE


         SECTION 5.01  SATISFACTION AND DISCHARGE OF INDENTURE.

         Whenever the following conditions shall have been satisfied:

                  (1)      either:

                           (A) all Bonds theretofore authenticated and delivered
                  (other than (i) Bonds that have been destroyed, lost, stolen or mutilated and surrendered to the Trustee and that have been replaced or paid as provided in Section 2.06, and (ii) Bonds for whose payment money has theretofore been deposited in trust thereafter repaid to the Issuer, as provided in Section 9.02) have been delivered to the Trustee for cancellation; or

                           (B) all Bonds not theretofore delivered to the
                  Trustee for cancellation:

                  (i) have become due and payable; or

                  (ii) will become due and payable at the Stated Maturity within one year; or

                  (iii) are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer;

         and the Issuer, in the case of clauses (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Trustee for cancellation, for principal and interest through and including the Business Day preceding such applicable Payment Date, the date of acceleration if the Bonds shall have been declared immediately due and payable, or the Business Day preceding the date of the Stated Maturity;

                  (2) the Issuer has paid or caused to be paid all other amounts payable hereunder by the Issuer; and

                  (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby shall cease to be of further effect, and the Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or, upon Issuer Order, its assignee, all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 7.07, the obligations of the Trustee to the Issuer and to the Holders of Bonds under Section 9.02, the obligations of the Trustee to the Holders of Bonds under Section 5.02, the rights, privileges and immunities of the Trustee pursuant to Article VII and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Bonds, registration or transfers of Bonds, and rights to receive payments of principal of and interest on the Bonds shall survive.

         SECTION 5.02  APPLICATION OF TRUST MONEY.

         All money deposited with the Trustee pursuant to Sections 5.01 and 9.02 shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment of the principal and interest, either directly or through any Paying Agent, as the Trustee may determine, to the Persons entitled thereto, for whose payment such money has been deposited with the Trustee.

         SECTION 5.03 TRUSTEE'S AUTHORITY; RELEASE OF PREPAID STUDENT LOANS.

                  (a) No party relying upon an instrument executed by the Trustee as provided in this Article shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

                  (b) Upon the request of the Servicer accompanied by an Officer's Certificate and such documents as required by the Servicing Agreement, as certified to the Trustee in such Officer's Certificate, to the effect that a Student Loan has been the subject of a Full Prepayment so as to become a prepaid Student Loan and certifying that the unpaid principal balance of and accrued interest at the Note Rate on such Student Loan has been deposited or remitted in accordance with the Servicing Agreement, the Trustee shall release from the lien of this Indenture such Student Loan including the related Loan Documents to the Servicer or its designees or assigns in accordance with the instructions of the Servicer.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES


         SECTION 6.01  EVENT OF DEFAULT.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1)      if the Issuer shall:

                           (A) default in the payment of principal of any Bond
                  at Stated Maturity;

                           (B) default in the payment of interest on any Bond
                  and such Default or failure shall continue for a period of one Business Day; or

                           (C) default in the payment of the Redemption Price of
                  any Bond that has been called for redemption pursuant to
                  Article XI, and such Default or failure shall continue for a period of five days;

                  (2) if the Issuer shall breach or default in the due observance or performance of, any covenant or warranty of the Issuer in this Indenture (other than a covenant or warranty of the Issuer that is specifically addressed elsewhere in this Section or in Article IX), and such Default shall continue for a period of 30 days after there shall have been given, by first class mail or overnight courier service, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of the Bonds, representing at least 25% of the Aggregate Current Principal Amount of the Outstanding Bonds, a written notice specifying such Default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (3) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (4) the commencement by the Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under the Federal Bankruptcy Code or any other similar applicable federal or state law, or the consent by the Issuer to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by the Issuer of an assignment for the benefit of creditors, or the admission in writing by the Issuer of its inability to pay its debts generally as such debts become due, or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

         SECTION 6.02  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default occurs and is continuing, then and in every such case as the Trustee or the Bondholders representing not less than 66 2/3% (if the Event of Default is under Section 6.01(1)) and not less than 100% (if the Event of Default is under Section 6.01(2), (3) or (4)) of the Aggregate Current Principal Amount of the Outstanding Bonds may declare all the Bonds to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee if given by Bondholders), and upon any such declaration such Bonds, in an amount equal to the Aggregate Current Principal Amount of Bonds, together with accrued and unpaid interest thereon to the Business Day preceding the date of such acceleration, shall become immediately due and payable.

         At any time after such a declaration of acceleration of maturity of the Bonds has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, Bondholders representing not less than 66 2/3% of the Aggregate Current Principal Amount of the Outstanding Bonds, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all payments of principal of, and interest on,
                  all Bonds and all other amounts that would then be due hereunder or upon such Bonds if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid by the Trustee hereunder and the
                  reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel;

                  (2) all Events of Default, other than the nonpayment of the principal of or interest on Bonds that have become due solely by such acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall effect any subsequent Default or impair any right in connection therewith.

         SECTION 6.03  REMEDIES.

         If an Event of Default shall have occurred and be continuing, the Trustee may do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then payable on the Bonds or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust Estate securing the Bonds and from the Issuer amounts adjudged due;

                  (b) sell the Trust Estate securing the Bonds or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                  (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate securing the Bonds; and

                  (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Bonds hereunder;

provided, however, that unless a declaration of acceleration has been made in accordance with Section 6.02, notwithstanding subsection 3.10(c), the Trustee may not sell or otherwise liquidate the Trust Estate securing the Bonds.

         SECTION 6.04  PRESERVATION OF TRUST ESTATE.

         If an Event of Default shall have occurred and be continuing and no Bonds have been declared due and payable or such declaration and its consequences are rescinded and annulled, the Trustee may retain possession of the Trust Estate securing the Bonds intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Bonds in accordance with the provisions of
Article III.

         SECTION 6.05  TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relative to the Issuer or any other obligor upon the Bonds or relative to the creditors or property of the Issuer or of such other obligor, the Trustee (regardless of whether the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and regardless of whether the Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise, to

                  (a) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any claim for reimbursement of all expenses and advances and, except as a result of Trustee's negligence or bad faith, liabilities incurred and all advances made by the Trustee) and of the Bondholders allowed in such Proceeding;

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Bonds in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings or person performing similar functions in comparable proceedings; and

                  (c) collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, custodian, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Bondholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, any and all other expenses and, except as a result of the Trustee's negligence or bad faith, liabilities incurred by the Trustee and any other amounts due the Trustee under Section 7.07.

         Amounts payable to the Trustee under this Section are intended to constitute administrative expenses. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding except to vote for election of a trustee in bankruptcy or similar party as provided herein.

         SECTION 6.06 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS.

         All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any Proceeding relating thereto. Any such Proceedings instituted by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Bonds in respect of which such judgment has been recovered and, in accordance with Section 6.07, for the payment of the compensation and reasonable expenses, disbursements and advances of the Trustee, its agents and counsel.

         SECTION 6.07  APPLICATION OF MONEY COLLECTED.

         Except as provided in Section 6.04, if applicable, any money collected by the Trustee pursuant to this Article or otherwise and any funds that may then be held or thereafter received by the Trustee as security shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Bonds and the notation thereon of such payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To reimbursement of the Trustee for all expenses associated with the disposition of the Collateral or other remedies;

                  SECOND: To the payment of any accrued and unpaid interest on the Class A Bonds at the related Bond Interest Rate;

                  THIRD: To the payment of any unpaid interest on the Class B Bonds at the related Bond Interest Rate;

                  FOURTH: To the payment of the Aggregate Current Principal Amount of the Class A Bonds;

                  FIFTH: To the payment of the Aggregate Current Principal Amount of the Class B Bonds;

                  SIXTH: To the payment of all amounts due the Trustee under
                  Section 7.07;

                  SEVENTH: To the payment of any unpaid amount due any Accountants for services rendered pursuant to Section 9.12 hereof or otherwise under this Indenture;

                  EIGHTH: To the Owner Trustee for amounts owed to the Owner Trustee; and

                  NINTH: To the Administrator or any other person legally entitled thereto, any remaining funds.

         SECTION 6.08  LIMITATION ON SUITS.

         No Holder of a Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of Bonds representing not less than 25% of the Aggregate Current Principal Amount of the Outstanding Bonds shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of Bonds representing not less than 66 2/3% of the Aggregate Current Principal Amount of the Outstanding Bonds;

it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of the Holders of Bonds.

         SECTION 6.09  RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Issuer, the Trustee and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

         SECTION 6.10  RIGHTS AND REMEDIES CUMULATIVE.

         No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 6.11  DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such right or remedy accruing upon any Event of Default or an acquiescence in or waiver of the Event of Default. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

         SECTION 6.12  CONTROL BY BONDHOLDERS.

         The Holders of Bonds representing not less than 66 2/3% of the Aggregate Current Principal Amount of the Outstanding Bonds shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

                  (1) such direction shall not be in conflict with any applicable rule of law or with this Indenture; and

                  (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to
                           Section 7.01, the Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.

         SECTION 6.13  WAIVER OF PAST DEFAULTS.

         The Holders of Bonds representing more than 66 2/3% of the Aggregate Current Principal Amount of the Outstanding Bonds may on behalf of the Holders of all the Bonds waive any past Default hereunder and its consequences, except a
Default:

                  (1) in the payment of any principal of or interest on any Bond, or in the payment of the Redemption Price of any Bond that has been called for redemption pursuant to Article XI; or

                  (2) in respect of a covenant or provision hereof that under Section 10.02 cannot be modified or amended without the consent of the Holder of each Outstanding Bond.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 6.14  UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate Bonds representing more than 10% of the Aggregate Current Principal Amount of the Outstanding Bonds, or to any suit instituted by any Bondholder for the enforcement of the payment of any installment of interest on any Bond on or after the related Interest Payment Date expressed in such Bond or for the enforcement of the payment of principal on such Bond (or, in the case of any Bond called for redemption, on or after the applicable redemption date) in accordance with the terms thereof.

         SECTION 6.15  WAIVER OF STAY OR EXTENSION LAWS.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 6.16  SALE OF TRUST ESTATE.

                  (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 6.03 shall not be exhausted by any one or more Sales as to any portion of such Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Bonds shall have been sold or all amounts payable on the Bonds shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

                  (b) The Trustee may, on behalf of the Bondholders, bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and may pay all or part of the purchase price by crediting against amounts owing on the Bonds or other amounts secured by this Indenture, all or part of the net proceeds of such Sale after deducting the costs, charges and expenses incurred by the Trustee in connection with such Sale. The Bonds need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Bonds. The Trustee may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

                  (c) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

         SECTION 6.17  ACTION ON BONDS.

         The Trustee's right to seek and recover judgment on the Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Holders of Bonds shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

         SECTION 6.18  NO RECOURSE TO ISSUER.

         In the event of a Default, the Holders of the Bonds shall have no recourse to the Issuer, except to the assets of the Issuer included in the Trust Estate. The Trust Estate granted to the Trustee hereunder shall serve as collateral security only for the Bonds and other obligations of the Issuer hereunder, in the priority and to the extent set forth herein.

         In addition, the Owner Trustee is entering into this Indenture solely as owner trustee under the Trust Agreement and not in its individual capacity and in no case whatsoever shall the Trust Company or the Owner Participants be personally liable on, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of the Issuer or the Owner Trustee hereunder as to all of which the parties hereto agree to look solely to the assets of the Issuer.

         SECTION 6.19 UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

         Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Bonds to recoveries from the property of the Trust Estate, the Holder of any Bond shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional except to the extent restricted by applicable law,
(i) to receive payments of interest on such Bond on each Interest Payment Date,
(ii) to receive payments of principal on such Bond at Stated Maturity (or, in the case of any Bond called for redemption, on or after the date fixed for such redemption) and (iii) to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder; provided, however, no Holder of a Bond shall have any right to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of a judgment therein would, under applicable law, result in the surrender, impairment, waiver or lien of this Indenture upon the Trust Estate.

                                   ARTICLE VII

                                   THE TRUSTEE


         SECTION 7.01  DUTIES OF TRUSTEE.

                  (a) Except during the continuance of an Event of Default:

                  (1) The Trustee undertakes to perform such duties as are specifically set forth in this Indenture, and no implied covenants or obligations of the Trustee shall be read into this Indenture; and

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall, however, examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

                  (b) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This Subsection shall not be construed to limit the effect of Subsections (a) and (b) of this Section;

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that a Responsible Officer was negligent in ascertaining the pertinent facts;

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction of the Holders of Bonds representing not less than 66 2/3% of the Aggregate Current Principal Amount of the Outstanding Bonds relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the applicable Trust Estate pursuant to Sections
                           7.07 and 9.01(d).

         SECTION 7.02  NOTICE OF DEFAULT.

         Within 30 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders of Bonds, as their names and addresses appear on the Bond Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, that, except in the case of a Default in the payment of the principal of or interest on any Bond, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Bonds; provided, further, that in the case of any Default of the character specified in
Section 6.01(3) or 6.01(4) no such notice to Bondholders shall be given until at least 60 days after the occurrence thereof.

         SECTION 7.03  CERTAIN RIGHTS OF TRUSTEE.

         Except as otherwise provided in Section 7.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically required) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) as a condition to the taking, suffering or omitting of any action by it hereunder, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; and

                  (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 7.04  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

         The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture, the Trust Estate or the Bonds. The Trustee shall not be accountable for the use or application by the Issuer or the Owner Trustee of Bonds or the proceeds thereof or any money paid to the Issuer or the Owner Trustee or upon Issuer Order pursuant to the provisions hereof.

         SECTION 7.05  MAY HOLD BONDS.

         The Trustee, any Agent, the Administrator or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 7.08 and 7.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Trustee, Agent, Administrator or such other agent.

         SECTION 7.06  MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by applicable law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments that are obligations of State Street Bank and Trust Company in either its commercial or trust capacity hereunder.

         SECTION 7.07  COMPENSATION AND REIMBURSEMENT.

                  (a) The Issuer agrees:

                  (1) to pay or to cause the Administrator to pay the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse or to cause the Administrator to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (3) to indemnify or to cause the Administrator to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, wilful misconduct or bad faith on its part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim in connection with the exercise or performance of any of its powers or duties hereunder, provided that:

                  (i) with respect to any such claim, the Trustee shall have given the Issuer and the Administrator written notice thereof promptly after the Trustee shall have knowledge thereof (provided, that failure to give such notice shall not alter the Issuer's obligations hereunder, unless such failure materially adversely affects the Issuer);

                  (ii) while maintaining absolute control over its own defense, the Trustee shall cooperate and consult fully with the Issuer and the Administrator in preparing such defense; and

                  (iii) notwithstanding anything to the contrary in this Subsection, neither the Issuer nor the Administrator shall be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Issuer and the Administrator.

                  (b) To secure the Trustee's right to receive amounts pursuant to this Section 7.07, the Trustee shall have a lien against the Trust Estate prior in right to all other parties, except that such lien shall at all times be subordinate to the lien in favor of the Bondholders. The Trustee hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer for the non-payment to the Trustee of any amounts provided by this Section 7.07 until at least 366 days after the payment in full of all Bonds issued under this Indenture.

         SECTION 7.08  ELIGIBILITY; DISQUALIFICATION.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA ss.310(a)(1) and (a)(5). The Trustee shall always have a combined capital and surplus as stated in Section 7.09. The Trustee shall be subject to TIA ss.310(b), including the optional provision permitted by the second sentence of TIA ss.310(b)(9).

         SECTION 7.09  TRUSTEE'S CAPITAL AND SURPLUS.

         The Trustee shall at all times have a combined capital and surplus of at least $50,000,000. If the Trustee publishes annual reports of condition of the kind described in TIA ss.310(a)(2) its combined capital and surplus for purposes of this Section 7.09 shall be as set forth in the latest such report.

         SECTION 7.10  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by, and transfer of the Trust Estate to, the successor Trustee under Section 7.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders representing not less than 66 2/3% of the Aggregate Current Principal Amount of the Outstanding Bonds, delivered to the Trustee and to the Issuer.

                  (d) If at any time:

                  (1) the Trustee shall have a conflicting interest prohibited by Section 7.08 and shall fail to resign or eliminate such conflicting interest in accordance with Section 7.08 after written request therefor by the Issuer or by any Bondholder, or

                  (2)      the Trustee shall cease to be eligible under Section
                           7.09 and shall fail to resign after written request therefor by the Issuer or by any such Bondholder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by an Issuer Order may remove the Trustee, or (ii) subject to Section 6.14, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by an Issuer Order, shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of Bonds representing not less than 66 2/3% of the Aggregate Current Principal Amount of the Outstanding Bonds delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or Bondholders and shall have accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         SECTION 7.11  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07. Upon request of any such successor Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, and powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 7.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, automatically shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had authenticated such Bonds.

         SECTION 7.13  PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.

         The Trustee shall be subject to TIA ss.311(a), excluding any creditor relationship listed in TIA ss.311(b), and a Trustee who has resigned or been removed shall be subject to TIA ss.311(a) to the extent indicated.

         SECTION 7.14  CO-TRUSTEES AND SEPARATE TRUSTEES.

         At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of a Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Bonds representing not less than 66 2/3% of the Aggregate Current Principal Amount of the Outstanding Bonds, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and in continuing, the Trustee alone shall have power to make such appointment.

         Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (1) The Bonds shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect to the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee.

                  (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.

                  (5) Any Act of Bondholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                                  ARTICLE VIII

                          BONDHOLDERS' LIST AND REPORTS


         SECTION 8.01 ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF BONDHOLDERS.

         The Issuer will furnish or cause to be furnished to the Trustee (i) semiannually, not less than 45 days nor more than 60 days after each Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Bonds as they appear on the Bond Register, and (ii) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Bond Registrar, no such list shall be required to be furnished.

         SECTION 8.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO
BONDHOLDERS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list, if any, furnished to the Trustee as provided in Section 8.01 and the names and addresses of the Holders of Bonds received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Section
         8.01 upon receipt of a new list so furnished.

                  (b) Bondholders may communicate pursuant to TIA ss.312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds.

                  (c) The Issuer, the Trustee and the Bond Registrar shall have the protection of TIA ss.312(c).

         SECTION 8.03  REPORTS BY TRUSTEE.

                  (a) In addition to the Payment Date Statement pursuant to
         Section 3.05, within 60 days after December 31 of each year, (the "Reporting Date"), commencing with the year 1996, the Trustee shall mail to all Holders a brief report dated after the Reporting Date that complies with TIA ss.313(a). The Trustee shall also mail to all Holders a brief report that complies with TIA ss.313(b)(1), together with an Opinion of Counsel that complies with TIA ss.314(d)(1), if required, as to any release, or any release and substitution, of any portion of the Trust Estate, unless the fair value of the property then released is less than 10% of the Aggregate Current Principal Amount of the then Outstanding Bonds, within 90 days after such release. The Trustee shall mail to Holders of Bonds with respect to which it has made advances any reports with respect to such advances that are required by TIA ss.313(b)(2), any such report to be mailed within 90 days of any such advance. For purposes of the information required to be included in any such reports pursuant to TIA ss.313(a)(2) or ss.313(b), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Aggregate Current Principal Amount of the then Outstanding Bonds.

                  (b) A copy of each report required under this Section shall, at the time of such transmission to Holders of Bonds be filed by the Trustee with the Commission and with each securities exchange upon which the Bonds are listed. The Issuer will notify the Trustee when the Bonds are listed on any securities exchange.

                  (c) The Issuer shall supply to the Trustee at least fifteen calendar days prior to any applicable filing prescribed by law or Internal Revenue Service regulation, and the Trustee, as agent for the Issuer, shall transmit by mail, to each Holder of Bonds, as his name and address appears in the Bond Register for and to the Internal Revenue Service, within the time limits prescribed by law, the amounts of interest and original issue discount (which original issue discount shall be calculated by the Issuer), if any, paid or accrued with respect to Bonds held by such Bondholder.

         SECTION 8.04  REPORTS BY ISSUER.

                  (a) The Issuer (i) shall file with the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) shall also comply with the other provisions of TIA ss.314(a).

                  (b) The Issuer shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests to, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Bonds.

                                   ARTICLE IX

                               COVENANTS OF ISSUER

         SECTION 9.01  MAINTENANCE OF OFFICE OR AGENCY.

         The Issuer will maintain an office or agency within the United States of America where Bonds may be presented or surrendered for payment or may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve, and the Trustee may appoint an agent to serve, as such office or agency. The Issuer will give prompt written notice to the Trustee of the location and any change in the location, of such office or agency. Until written notice of any change in the location of such office or agency is delivered to the Trustee or if at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office and the Issuer hereby appoints the Trustee as its agent for the foregoing purposes.

         SECTION 9.02  MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.

         Whenever the Issuer shall have one or more Paying Agents, the Trustee will, on each Payment Date or Redemption Date, withdraw from the Collateral Proceeds Account and deposit with such Paying Agent cash in an amount sufficient to pay principal of or interest on the Bonds with respect to the related Interest Accrual Period, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure to so act.

         The initial Paying Agent shall be the Trustee. Any additional or successor Paying Agent shall be appointed by Issuer Order. The Issuer shall not appoint any Paying Agent that is not, at the time of such appointment, a depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities. The Issuer will cause each Paying Agent, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all amounts held by it for the payment of principal of or interest on the Bonds in trust for the benefit of the Persons entitled thereto until such amounts shall be paid to such Persons or otherwise disposed of as herein provided and pay such amounts to such Persons as herein provided;

                  (2) give the Trustee notice of any Default by the Issuer (or any other obligor upon the Bonds) in the making of any payment of principal or interest; and

                  (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts so held in trust by such Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all amounts held in trust by the Issuer or such Paying Agent, such amounts to be held by the Trustee upon the same trusts as those upon which such amounts were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Bond and remaining unclaimed for six years after the related Payment Date shall be paid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such release of payment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York and in the city in which the Issuer's office is located pursuant to Section 9.01, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such release of payment (including, but not limited to, mailing notice of such release to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in funds due and payable but not claimed is determinable from the records of any Paying Agent, at the last address of record of each such Holder).

         SECTION 9.03  ISSUER'S EXISTENCE.

         The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the state of its organization and will obtain and preserve its qualification to do business as a foreign business trust in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture and the Bonds.

         SECTION 9.04  PROTECTION OF TRUST ESTATE.

         The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Student Loans; or

                  (v) preserve and defend title to the Trust Estate, and the rights of the Trustee and of the Bondholders secured thereby, against the claims of all persons and parties.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section.

         The Issuer shall pay or cause to be paid any taxes levied on the account of the beneficial ownership by the Issuer or an Affiliate of the Issuer of the Student Loan Collateral that secures the Bonds.

         SECTION 9.05  PERFORMANCE OF OBLIGATIONS.

                  (a) The Issuer will punctually perform and observe all of its obligations and covenants contained in the Trust Agreement, the Servicing Agreement, the Administration Agreement and the Origination Agreements.

                  (b) The Issuer will not knowingly take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Indenture or such other instrument.

                  (c) The Issuer may contract with other Persons to perform certain obligations of the Issuer hereunder, and performance by any such Persons identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be performance of such obligations by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

         SECTION 9.06  NEGATIVE COVENANTS.

         Until the conditions of Section 5.01 have been satisfied, the Issuer will not:

                  (i) sell, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate, or otherwise encumber (or permit such to occur or suffer to exist) any part of the Trust Estate except as expressly permitted by this Indenture;

                  (ii) claim any credit on, or make any deduction from, the principal or interest payable in respect of the Bonds by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate; or

                  (iii) engage in any business or activity other than in connection with, or relating to, the issuance of Bonds and other than as permitted or contemplated by the Trust Agreement.

         SECTION 9.07  SERVICER'S ANNUAL STATEMENT AS TO COMPLIANCE.

         The Issuer shall cause the Servicer to deliver to the Trustee, on or prior to March 31 of each year, commencing March 31, 1997, a written statement signed by an officer of the Servicer stating that:

                  (1) a review of the activities of the Servicer, and the Servicer's performance under the Servicing Agreement for the previous twelve months ending December 31, has been made under such servicing officer's supervision; and

                  (2) to the best of such officer's knowledge, based on such review, the Servicer has or has caused to be performed all of its obligations under the Servicing Agreement throughout such year and that no Default has occurred, or, if such Default has occurred and is continuing, specifying each such Default, the nature and status thereof, and the steps necessary to remedy such Default.

         SECTION 9.08  CORPORATE EXISTENCE OF OWNER TRUSTEE.

                  (a) Subject to Subsections (b) and (c) hereof, the Owner Trustee will keep in full effect its existence, rights and franchises as a banking corporation under the laws of the State of Delaware.

                  (b) Any corporation into which the Owner Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which such Owner Trustee shall be a party, shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Owner Trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

                  (c) Any successor to the Owner Trustee appointed pursuant to the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

                  (d) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person formed by or surviving such consolidation or merger (if other than the Owner Trustee) or the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of, the Owner Trustee, on behalf of the Issuer under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

         SECTION 9.09  NO OTHER BUSINESS.

         The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing of Student Loans in the manner contemplated by this Indenture and all activities incidental thereto.

         SECTION 9.10  NO BORROWING.

         The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Bonds.

         SECTION 9.11  OBLIGATIONS OF THE SERVICER.

         The Issuer shall cause the Servicer (a) to comply with the Servicing Agreement and the Custodial Agreement and (b) to deliver to the Rating Agency within 30 days following the end of each calendar quarter, the related Servicer Remittance Reports for such calendar quarter.

         SECTION 9.12  SERVICER'S EVIDENCE AS TO COMPLIANCE.

         For such time as the Issuer is required to file reports or information pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Issuer shall cause the Servicer on or before March 31 of each calendar year, commencing with the year 1997, to cause a firm of Accountants to furnish a report to the Trustee and the Issuer to the effect that such firm has examined certain documents and records relating to the servicing of the Student Loans, compared the information contained in the Servicer Remittance Reports delivered during the period covered by the report with such documents and records relating to the servicing of the Student Loans and that, on the basis of such examination and comparison, nothing has come to the attention of such accountants to indicate that such servicing was not in compliance with The National Collegiate Trust's GATESM Policies and Procedures Manual and the Servicing Agreement except for such exceptions or errors as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such statements.

                                    ARTICLE X

                       SUPPLEMENTAL INDENTURES; AMENDMENTS
                               TO OTHER DOCUMENTS

         SECTION 10.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.

         Without the consent of the Holders of any Bonds, the Issuer and the Trustee, by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of issue, authentication and delivery of the Bonds;

                  (3) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

                  (4) to add to the covenants of the Issuer or the Trustee for the benefit of the Holders of the Bonds or to surrender any right or power herein conferred upon the Issuer;

                  (5) to convey, transfer, assign or pledge any property to or with the Trustee;

                  (6) to cure any ambiguity, to amend, correct or supplement any provision herein or in any supplemental indenture that may be defective, ineffective or inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions relating to this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of Outstanding Bonds;

                  (7) to provide for the issuance of Bonds in bearer form with coupons ("Bearer Bonds") and for the exchangeability of Bearer Bonds and Bonds issued in registered form ("Registered Bonds"); any such supplemental indenture may also contain any provisions as may in the Issuer's judgment be necessary, appropriate or convenient (a) to permit the Bonds to be issued and sold to or held in bearer form by non-United States Persons, (b) to establish entitlement to an exemption from United States withholding tax or reporting requirements with respect to payments on the Bonds, (c) to comply, or facilitate compliance, with other applicable laws or regulations, (d) to provide for usual and customary provisions for communication (by notice publication, maintenance of lists of holders of Bearer Bonds who have provided names and addresses for such purpose, or otherwise) with holders of Bearer Bonds, or (e) to otherwise effectuate provisions for the issuance of Bearer Bonds and their exchangeability with Registered Bonds;

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the Trust hereunder by more than one Trustee, pursuant to the requirements of Section
                           7.11 or 7.12 hereof;

                  (9) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA, or under any similar federal statute hereafter enacted or to conform the provisions of this Indenture to TIA, as amended from time to time, and to add to this Indenture such other provisions as may be expressly required by TIA;

                  (10) to amend the provisions of Article XIII in accordance with Section 13.03 thereof; or

                  (11) to provide for the maintenance of the rating on the Bonds, at the option of the Issuer.

         SECTION 10.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS.

         With the consent of the Holders of Bonds of each Class affected thereby representing not less than 66 2/3% of Bonds of the Aggregate Current Principal Amount of Outstanding Bonds, by Act of such Holders delivered to the Issuer and the Trustee, the Issuer and the Trustee, by an Issuer Order, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of such Class of Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

                  (1) change the Stated Maturity of, or the Interest Payment Date for, any Bond or reduce the principal amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of proceeds of the Trust Estate to the payment of principal of the Bonds or change any place of payment where, or the coin or currency in which, any Bond or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Bond on or after the related Interest Payment Date or for the enforcement of the payment of the entire remaining unpaid principal amount of any Bond on or after Stated Maturity (or, in the case of redemption, on or after the applicable Redemption Date);

                  (2) reduce the percentage of the Aggregate Current Principal Amount of the Outstanding Bonds, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                  (3)      modify any of the provisions of this Section or
                           Section 6.13, except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

                  (4)      modify the definition of the term "Outstanding";

                  (5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture;

                  (6) modify any of the provisions of this Indenture in such manner as to affect the calculation of principal and interest payable on the Bonds on any Payment Date (including the components of any such calculations), adversely affect the rights of the Holders of Bonds to the benefits of any provisions for the mandatory redemption of Bonds contained herein, or to adversely affect the rights of the Bondholders to any amounts deposited in the Reserve Fund or the Interest Support Account;

                  (7)      modify or alter any of the provisions of Section
                           6.16;

                  (8) impair or adversely affect the Trust Estate except as otherwise permitted herein; or

                  (9) change the percentage required to declare an acceleration of the Bonds pursuant to Section 6.02.

         The Trustee shall determine whether the interests of the Holders of the Bonds would be adversely affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Bonds as their names appear on the Bond Register, a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 10.03 EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and, subject to Section 7.01, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not, except to the extent required in the case of a supplemental indenture entered into under Section 10.01(9), be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

         SECTION 10.04 EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder and affected by such supplemental indenture shall be bound thereby.

         SECTION 10.05 CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

         SECTION 10.06 REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.

         Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Bonds.

                                   ARTICLE XI

                               REDEMPTION OF BONDS

        SECTION 11.01 REDEMPTION AT THE OPTION OF THE ISSUER; ELECTION TO
                                     REDEEM.

                  (a) The Class A Bonds shall be redeemable at the option of the Issuer at the Redemption Price and, upon retirement in full of all Class A Bonds, the Class B Bonds shall be redeemable at the option of the Issuer at the Redemption Price in each case in part, on any Payment Date prior to the first Principal Payment Date, in an amount equal to any Prepayments collected by the Servicer during the related Collection Period;

                  (b) The Class A Bonds and the Class B Bonds shall be redeemable, pro rata, at the option of the Issuer at the Redemption Price, in part, not to exceed five (5%) percent of the Aggregate Current Principal Amount of Bonds, upon Issuer Order delivered to the Trustee at any time during the 60 day period following the Closing Date.

                  (c) The Class B Bonds shall be redeemable at the option of the Issuer at the Redemption Price in whole, when the Aggregate Current Principal Amount of Bonds is ten percent (10%) or less of the Aggregate Current Principal Amount of Bonds as of the Closing Date;

                  (d) Interest due on or prior to a Redemption Date shall continue to be payable to the Holders of such Bonds as of the relevant Record Dates according to their terms and the provisions of Section
         3.02. The election of the Issuer to redeem any Bonds pursuant to this
         Section 11.01 shall be evidenced by an Issuer Order directing the Trustee to make the payment of the Redemption Price of all of the Bonds to be redeemed from funds in the Collateral Proceeds Account and the Reserve Fund and for funds deposited with the Trustee by the Issuer pursuant to Section 11.04.

         The Issuer shall set the Redemption Date and the Record Date and give notice thereof to the Trustee pursuant to Section 11.02.

         SECTION 11.02 NOTICE TO TRUSTEE.

         In case of any redemption pursuant to Section 11.01, the Issuer shall at least 20 days prior to the Redemption Date (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee by an Officers' Certificate of such Redemption Date, the Record Date and the principal amount of Bonds to be redeemed on such Redemption Date.

         SECTION 11.03 NOTICE OF ISSUER REDEMPTION.

         Notice of redemption pursuant to Section 11.01 shall be given by first-class mail, postage prepaid, mailed not less than fifteen days prior to the applicable Redemption Date, to each Holder of Bonds to be redeemed (as of the close of business of the Record Date) pursuant to Section 11.01 at its address appearing in the Bond Register.

         All notices of redemption shall state:

                  (1)      the Redemption Date;

                  (2)      the Redemption Price;

                  (3) the fact that the Bonds are to be redeemed in part or in full, as the case may be, and that interest thereon shall accrue up to the Business Day preceding such Redemption Date; and

                  (4) the address where such Bonds are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Issuer to be maintained as provided in Section 9.01.

         Notice for redemption of Bonds shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Bond selected for redemption shall not impair or affect the validity of the redemption of any other Bond.

         SECTION 11.04 DEPOSIT OF REDEMPTION PRICE.

         In the case of all redemptions, on or before the Business Day immediately preceding the related Redemption Date, the Issuer shall deposit in the Collateral Proceeds Account with the Trustee or with a Paying Agent cash in an amount sufficient to provide for payment of the Redemption Price of all of the Bonds that are to be redeemed on such Redemption Date (unless such payment is to be made solely from the Collateral Proceeds Account or the Reserve Fund), plus any outstanding fees and expenses of the Trustee.

         SECTION 11.05 BONDS PAYABLE ON REDEMPTION DATE.

         Notice of redemption pursuant to Section 11.01 or having been given as provided in Section 11.02, the Bonds to be so redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and as of the Business Day preceding such Redemption Date (unless the Issuer shall Default in the payment of the Redemption Price) such Bonds shall cease to bear interest. On or after the Redemption Date, such Bonds shall be paid by the Issuer at the Redemption Price; provided, however, that payments due on a Payment Date on or prior to the Redemption Date shall be payable to the Holders of such Bonds registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.02.

         If Bonds are redeemed in part pursuant to Sections 11.01(a)(i) or
(a)(ii), the redemption shall be pro rata in respect of all Outstanding Bonds. If any Bond called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest up to the Business Day prior to the relevant Redemption Date at the Bond Interest Rate.

                                   ARTICLE XII

                              BONDHOLDERS' MEETING


         SECTION 12.01 PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

         A meeting of the Holders of Bonds may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

                  (1) to give any notice to the Issuer or to the Trustee, or to give any directions to the Trustee, or to consent to the waiver of any Default hereunder and its consequences, or to take any other action authorized to be taken by Bondholders pursuant to any of the provisions of Article VI;

                  (2) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article VII;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Article X; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Bonds under any other provision of this Indenture or under applicable law.

         SECTION 12.02 MANNER OF CALLING MEETINGS.

         The Trustee may at any time call a meeting of Bondholders to take any action specified in Section 12.01, to be held at such time and at such place in the United States of America as the Trustee shall determine. Notice of every meeting of the Bondholders, setting forth the time and the place of such meeting and in general terms the actions proposed to be taken at such meeting, shall be mailed to such Bondholders not less than 20 nor more than 60 days prior to the date fixed for the meeting as provided in Section 13.05. The Trustee may fix, in advance of the giving of such notice, a date as the record date for determining the Bondholders entitled to notice of or to vote at any such meeting not more than 15 days prior to the date fixed for the giving of such notice.

         SECTION 12.03 CALL OF MEETING BY ISSUER OR BONDHOLDERS.

         In case at any time the Issuer, pursuant to a resolution of its Board of Directors, or the Holders representing at least 10% of the Aggregate Current Principal Amount of the Outstanding Bonds, shall have requested the Trustee to call a meeting of Bondholders to take any action authorized in Section 12.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Issuer or the Holders of Bonds in the amount above specified may determine the time and the place for such meeting, the record date for determining the Bondholders entitled to notice of or to vote at such meeting, and may call such meeting to take any action authorized in Section 12.01, by mailing notice thereof as provided in
Section 12.02.

         SECTION 12.04 WHO MAY ATTEND AND VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Bondholders a Person shall (a) be a Holder, as of the record date set for such meeting, of one or more Bonds will respect to which such meeting was called or, (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Bonds. The only Persons who shall be entitled to be present or to speak at any meeting of Bondholders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

         SECTION 12.05 REGULATIONS MAY BE MADE BY TRUSTEE.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Bondholders, in regard to proof of the holding of Bonds and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 13.03(c) and the appointment of any proxy shall be proved in the manner specified in Section 13.03; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face may be presumed valid and genuine without the proof hereinabove or in Section 13.03 specified.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Bondholders as provided in Section 12.03, in which case the Issuer or the Bondholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Bonds represented at the meeting.

         At any meeting each Holder of Bonds or any proxy shall be entitled to one vote for each $25,000 principal amount of Outstanding Bonds held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of the principal amount of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Bonds held by him or by virtue of instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Bondholders. Any meeting of Bondholders duly called pursuant to the provisions of Section 12.02 or Section 12.03 may be adjourned from time to time, and the meeting so adjourned may be held without further notice, except as given at the meeting.

         At any meeting of Bondholders, the presence of Persons holding or representing Bonds in an aggregate principal amount sufficient to take action on the business for the transactions of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in aggregate principal amount of the Bonds represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present, and the meeting may be held as so adjourned without further notice, except as given at the meeting.

         SECTION 12.06 MANNER OF VOTING AT MEETINGS AND RECORDS TO BE KEPT.

         The vote upon any matter submitted to any meeting of Bondholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Bonds or of their representatives by proxy and the serial number or numbers of the Bonds held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Bondholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section 12.02. The record shall show the serial numbers of the Bonds voting in favor of and against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 12.07 EXERCISE OF RIGHTS OF TRUSTEE AND BONDHOLDERS NOT TO BE HINDERED OR DELAYED.

         Nothing in this Article shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Bondholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Bondholders under any of the provisions of this Indenture or of the Bonds.

                                  ARTICLE XIII

                                  MISCELLANEOUS


         SECTION 13.01 COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent (including any covenant with which compliance constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether such covenant or condition has been complied with; and

                  (d) a statement whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 13.02 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of an Authorized Officer or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, one or more officers of the Issuer, the Owner Trustee or the Administrator, stating that the information with respect to such factual matters is in the possession of the Issuer, the Owner Trustee, or the Administrator unless such Authorized Officer or counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer, stating that the information with respect to such matters is in the possession of the Owner Trustee or the Administrator, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 13.03 ACTS OF BONDHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person or any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

                  (c) The ownership of Bonds shall be proved by the Bond
         Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder (and any transferee thereof) of every Bond issued upon the registration of, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

                  (e) The Issuer and (during the continuance of any Event of Default) the Trustee shall fix, in advance, a date as the record date for determining, the Bondholders entitled to consent to or vote on any action required or permitted to be consented to or voted upon by or on behalf of the Bondholders of any specified Aggregate Current Principal Amount of the Bonds.

         SECTION 13.04 NOTICES.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Issuer by the Trustee or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at c/o Delaware Trust Capital Management, Inc., 900 Market Street, Wilmington, Delaware 19801, Attention: Richard N. Smith, with a copy to the Administrator at First Marblehead Data Services Inc., 237 Park Avenue, New York, New York 10017, Attention: Stephen Anbinder, or at any other address previously furnished in writing to the Trustee by the Issuer or the Administrator.

         SECTION 13.05 NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF NOTICES.

         Where this Indenture provides for notice to Bondholders of any event or the mailing of any report to Bondholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Bondholder affected by such event or to whom such report is required to be mailed, at the address of such Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Bondholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Bondholder shall affect the sufficiency of such notice or report with respect to other Bondholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 13.06 CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

         SECTION 13.07 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 13.08 SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 13.09 SEPARABILITY.

         In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 13.10 BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Bonds, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed hereunder and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 13.11 LEGAL HOLIDAYS.

         In the event that the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Bond is proposed to be paid, or any date on which mailing of notices by the Trustee to any Person is required pursuant to any provision of the Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment or mailing of such notice need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Bond, or mailing of such notice, as the case may be, and, in the case of payments, no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         SECTION 13.12 GOVERNING LAW.

         This Indenture and each Bond shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

         SECTION 13.13 COUNTERPARTS.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 13.14 TRUST OBLIGATION.

         No recourse may be taken, directly or indirectly, against (i) the Trust Company, (ii) the Administrator, (iii) the Trustee, (iv) any incorporator, subscriber to the capital stock, stockholder, officer or director of the Trust Company, the Administrator or the Trustee or of any predecessor or successor of the Trust Company, the Administrator or the Trustee, (v) any Owner Participant, or (vi) any partner, beneficiary, agent, officer, director, employee, or successor or assign of any Owner Participant with respect to the Issuer's obligations with respect to the Bonds or the obligations of the Issuer or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

         SECTION 13.15 AUTHORITY OF THE ADMINISTRATOR.

         Each of the parties to this Indenture acknowledges that the Issuer and the Owner Trustee have each appointed the Administrator to act as its agent to perform the duties and obligations of the Issuer hereunder. Unless otherwise instructed by the Issuer or the Owner Trustee, copies of all notices, requests, demands and other documents to be delivered to the Issuer or the Owner Trustee pursuant to the terms hereof shall be delivered to the Administrator. Unless otherwise instructed by the Issuer or the Owner Trustee, all notices, requests, demands and other documents to be executed or delivered, and any action to be taken, by the Issuer or the Owner Trustee pursuant to the terms hereof may be executed, delivered and/or taken by the Administrator pursuant to the Administration Agreement.

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                       THE NATIONAL COLLEGIATE TRUST 1996-S2, a trust acting through Delaware Trust Capital Management, Inc., not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of November 7, 1996.


                                       By:    /s/ Richard N. Smith
                                              --------------------
                                       Name:  Richard N. Smith
                                       Title: Vice President



                                       STATE STREET BANK AND TRUST
                                       COMPANY, as Trustee


                                       By:    /s/ Karen R. Beard
                                              ------------------
                                       Name:  Karen R. Beard
                                       Title: Assistant Vice President

                                   EXHIBIT A-1

                              FORM OF CLASS A BONDS


                      THE NATIONAL COLLEGIATE TRUST 1996-S2
                             a trust acting through
                     Delaware Trust Capital Management, Inc.
                    not in its Individual Capacity but solely
                                as Owner Trustee
            GATESM RECEIVABLE ASSET-BACKED DEBT SECURITIES (GRADSSM)
         7.30% CLASS A COLLATERALIZED STUDENT LOAN BONDS, SERIES 1996-S2
                             DUE: September 20, 2013
                         CLOSING DATE: November 26, 1996


THE PRINCIPAL AMOUNT OF THIS CLASS A BOND IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CLASS A BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL NOT BE INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY, OR BY ANY EDUCATIONAL INSTITUTION HAVING ANY INTEREST IN THE ISSUER, OR BY ANY OTHER PERSON OR ENTITY.

THIS CLASS A BOND IS ONE OF A DULY AUTHORIZED ISSUE OF THE ISSUER'S 7.30% CLASS A COLLATERALIZED STUDENT LOAN BONDS, SERIES 1996-S2, DUE SEPTEMBER 20, 2013, WHICH MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

[DTC LEGEND]

NO TRANSFER OF A CLASS A BOND OR ANY INTEREST THEREIN MAY BE MADE TO: (A)(1) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED (EACH, A "PLAN"), THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (2) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING SUCH BOND OR INTEREST THEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF SUCH A PLAN, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES TO THE TRUSTEE A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE SATISFACTION OF THE TRUSTEE THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR CAUSE THE SERVICER OR THE TRUSTEE TO BE DEEMED A FIDUCIARY OF SUCH PLAN OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE; OR (B) ANY OTHER PERSON THAT DOES NOT PROVIDE A CERTIFICATION TO THE TRUSTEE THAT (A)(1) AND (A)(2) DO NOT APPLY.


$___________________                                       CUSIP #______________


The National Collegiate Trust 1996-S2 (the "Issuer"), a trust duly organized and existing under the laws of the State of Delaware acting through Delaware Trust Capital Management, Inc., not in its individual capacity but solely as owner trustee under a Trust Agreement, dated as of November 7, 1996, as amended and restated from time to time (herein referred to as the "Owner Trustee"), for value received, hereby promises to pay to __________________________ or registered assigns, the principal amount of _________________________________ Dollars in semiannual payments on each March 20 and September 20 (the "Principal Payment Dates"), commencing September 20, 2000 and ending on or before September 20, 2013 (the "Stated Maturity" of such final payment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on each March 20 and September 20 (the "Interest Payment Dates"), commencing on March 20, 1997, at the rate of 7.30% per annum, in an amount equal to the interest accrued on the unpaid principal amount of this Class A Bond during the six-month period (or, for the initial Interest Payment Date, the period commencing on the Closing Date) ending on the last day preceding each such Interest Payment Date (each such period, an "Interest Accrual Period"). All terms used in this Class A Bond that are not defined herein shall have the meanings assigned to them in the Indenture.

This Class A Bond is one of a duly authorized issue of Class A Bonds designated as The National Collegiate Trust 1996-S2, 7.30% Class A Collateralized Student Loan Bonds, Series 1996-S2 (herein called the "Class A Bonds"), issued under an Indenture, dated as of November 1, 1996 (herein called the "Indenture"), between the Issuer and State Street Bank and Trust Company, as Trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Owner Trustee, the Trustee and the Holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered. In addition, the Issuer has issued subordinated bonds (the "Class B Bonds") in the aggregate principal amount of $2,325,000 pursuant to the Indenture. Payments on the Class B Bonds are subordinated to payments on the Class A Bonds to the extent set forth herein and in the Indenture.

On each Payment Date, the Trustee will apply all amounts held in the Collateral Proceeds Account and the Reserve Fund in excess of the Interest Reserve Amount, FIRST to the Class A Bonds, pro rata, for payment of accrued interest at the related Bond Interest Rate; SECOND, to the Class B Bonds, pro rata, for the payment of accrued interest on the Class B Bonds at the related Bond Interest Rate; THIRD, to the payment of any shortfall in the Interest Reserve Amount for the related Interest Accrual Period; provided that, if after giving effect to all payments of interest and principal on the Bonds on such Payment Date, the Interest Reserve Amount equals or exceeds the Aggregate Current Principal Amount of the Outstanding Bonds, then the Trustee shall declare all the Bonds to be immediately due and payable by a notice in writing to the Issuer; FOURTH, to the payment of any unpaid amount due the Trustee pursuant to the Indenture; FIFTH, to the payment of any unpaid amount due any Accountants pursuant to the Indenture; SIXTH, to the payment of any unpaid amount due the Owner Trustee of the Issuer pursuant to the Trust Agreement between the Owner Trustee and the Owner Participants; SEVENTH, to the payment of any unpaid amount due the Administrator; EIGHTH, on each Principal Payment Date, to the Class A Bonds for the payment, of any unpaid principal amount of the Class A Bonds; NINTH, on each Principal Payment Date following payment in full of the Class A Bonds (which initially may be the same Principal Payment Date on which the Class A Bonds are paid in full), to the Class B Bonds for the payment of any unpaid principal amount of the Class B Bonds; and TENTH, if such Payment Date is not a Principal Payment Date, any remaining amounts in the Collateral Proceeds Account shall be deposited in the Reserve Fund.

The principal of, and interest on, this Class A Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that as long as the Class A Bonds are registered in the name of the Depository or its nominee and maintained in book-entry form, the interest on and principal of this Class A Bond shall be payable to the Depository. In the event that the Class A Bonds are no longer maintained as Book-Entry Bonds in accordance with the Indenture, the interest on and principal of this Class A Bond shall be paid by check mailed to the Person entitled thereto at his address as it appears on the Bond Register, except that the final payment due on maturity or redemption in full of this Class A Bond shall be made only upon presentation and surrender of this Class A Bond at the office or agency of the Issuer maintained for such purpose.

(i) The Class A Bonds and the Class B Bonds shall be redeemable, pro rata, at the option of the Issuer in part, not to exceed five percent (5%) of the Aggregate Current Principal Amount of Outstanding Bonds, upon notice to the Trustee by the Issuer at any time during the 60 day period following the Closing Date, and (ii) The Class A Bonds and upon their retirement, the Class B Bonds, shall be redeemable at the option of the Issuer in part on any Payment Date prior to the first Principal Payment Date, in an amount equal to any Prepayments collected by the Servicer during the related Prepayments Collection Period, at the Redemption Price. Notice of any Issuer Redemption shall be mailed or delivered by the Issuer or by the Trustee at least fifteen days prior to the date set for such redemption.

Notwithstanding the foregoing the entire unpaid principal amount of the Class A Bonds shall be due and payable, if not then previously paid, on the Stated Maturity.

If an Event of Default as defined in the Indenture shall occur and be continuing, the Class A Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of this Class A Bond, the amount payable to the Holder of this Class A Bond will be equal to the aggregate unpaid principal amount of this Class A Bond on the date this Class A Bond becomes so due and payable, together with the accrued interest on such unpaid principal amount to such date. Following the acceleration of the maturity of the Class A Bonds, all amounts collected as proceeds of the collateral securing the Class A Bonds or otherwise shall be applied, after the reimbursement of certain expenses of the Trustee, ratably among all Class A Bonds, without preference or priority, first to the payment of interest and then to the payment of principal.

A Bond Owner of a Book-Entry Bond shall be entitled to transfer beneficial ownership of such Book-Entry Bond only upon compliance with the procedures established by such Bond Owner's brokerage firm and by the participating firms acting as such brokerage firm's agent, if any. No Bond Owner shall be entitled to receive a bond evidencing ownership of his Book-Entry Bond. In the event the Class A Bonds are no longer maintained as Book-Entry Bonds, the transfer of Class A Bonds shall be effected as provided for in the Indenture, subject to the limitations therein set forth.

Prior to the due presentment for registration of transfer of this Class A Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Bond is registered (i) on any Record Date, for purposes of making payments of interest and principal (other than a payment in full of all unpaid principal of a Class A Bond), and (ii) on any date for any other purpose, as the owner hereof, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds by an Event of Default at the time Outstanding. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds at the time Outstanding on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Class A Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Bond and of any Class A Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Bond. The Indenture also permits the Issuer and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Bonds issued thereunder.

The Class A Bonds are issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Class A Bonds are exchangeable for a like aggregate initial principal amount of Class A Bonds of different authorized denominations, as requested by the Holder surrendering same.

Anything herein to the contrary notwithstanding, neither the Trust Company, any Owner Participant, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns nor any other person shall be personally liable for, nor shall recourse be had to any of them for the payment or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class A Bond or in the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purpose of binding the respective interests of the Owner Participants and the Owner Trustee in the assets of the Issuer. The Holder of this Class A Bond by the acceptance hereof agrees that in the case of an Event of Default under the Indenture, the Holder shall have no claim resulting against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse and enforcement solely against the Trust Estate and the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Bond.

The Owner Trustee has executed this Class A Bond on behalf of the Issuer not in its individual capacity but solely as owner trustee under the Trust Agreement and the Owner Trustee shall be liable hereunder only in respect of the assets of the trust created by such Trust Agreement.

The remedies of the Holder hereof as provided herein, or in the Indenture, shall be cumulative and concurrent and may be pursued solely against the assets of the Issuer. No failure on the part of Holder in exercising any right or remedy hereunder shall operate as waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

AS PROVIDED IN THE INDENTURE, THIS CLASS A BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

No reference herein to the Indenture and no provision of this Class A Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Class A Bond at the times, place and rate, and in the coin or currency, herein prescribed.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class A Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has executed this instrument through Delaware Trust Capital Management, Inc., not in its individual capacity, but solely as Owner Trustee under the Trust Agreement.


Dated:  November ___, 1996


                                       THE NATIONAL COLLEGIATE TRUST 1996-S2, a trust acting through Delaware Trust Capital Management, Inc., not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 7, 1996


                                       By________________________________
                                         [Title]



Attest:


---------------------------
        [Title]


This is one of the Class A Bonds referred to in the within-mentioned Indenture.


STATE STREET BANK AND TRUST COMPANY,
  as Trustee


By_______________________________
Authorized Signatory

FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto ______________________________ the within Class A Bond of The National Collegiate Trust 1996-S2 standing in the name(s) of the undersigned in the Bond Register of the Issuer with respect to such Class A Bond and does hereby irrevocably constitute and appoint ________________ Attorney to transfer such Class A Bond in such Bond Register, with full power of substitution in the premises.

Please insert Social Security
or other identifying number of
assignee:_____________________


Dated: ___________________________________________________
[Signature]

-----------------------------
[Signature]



Signature Guarantee:             Notice:  The signature(s) to this assignment
                                 must correspond with the name(s) as written
-----------------------------    upon the face of this Bond in every
   Authorized Officer            particular without alteration or any change
                                 whatsoever. The signature(s) must be guaranteed
                                 by a commercial bank or trust
-----------------------------    company located, or having a correspondent
   Name of Institution           located, in the City of New York or the city
                                 in which the Corporate Trust Office is located, or by a member firm of a national securities exchange. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

                                   EXHIBIT A-2

                              FORM OF CLASS B BONDS


                      THE NATIONAL COLLEGIATE TRUST 1996-S2
                             a trust acting through
                     Delaware Trust Capital Management, Inc.
                    not in its Individual Capacity but solely
                                as Owner Trustee
            GATESM RECEIVABLE ASSET-BACKED DEBT SECURITIES (GRADSSM)
         8.15% CLASS B COLLATERALIZED STUDENT LOAN BONDS, SERIES 1996-S2
                             DUE: September 20, 2013
                         CLOSING DATE: November 26, 1996


THE PRINCIPAL AMOUNT OF THIS CLASS B BOND IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CLASS B BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL NOT BE INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY, OR BY ANY EDUCATIONAL INSTITUTION HAVING ANY INTEREST IN THE ISSUER, OR BY ANY OTHER PERSON OR ENTITY.

THIS CLASS B BOND IS ONE OF A DULY AUTHORIZED ISSUE OF THE ISSUER'S 8.15% CLASS B COLLATERALIZED STUDENT LOAN BONDS, SERIES 1996-S2, DUE SEPTEMBER 20, 2013, WHICH MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

[DTC LEGEND]

NO TRANSFER OF A CLASS B BOND OR ANY INTEREST THEREIN MAY BE MADE TO: (A)(1) ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED (EACH, A "PLAN"), THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (2) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING SUCH BOND OR INTEREST THEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF SUCH A PLAN, UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES TO THE TRUSTEE A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE SATISFACTION OF THE TRUSTEE THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR CAUSE THE SERVICER OR THE TRUSTEE TO BE DEEMED A FIDUCIARY OF SUCH PLAN OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE; OR (B) ANY OTHER PERSON THAT DOES NOT PROVIDE A CERTIFICATION TO THE TRUSTEE THAT (A)(1) AND (A)(2) DO NOT APPLY.


$___________________                                       CUSIP #______________


The National Collegiate Trust 1996-S2 (the "Issuer"), a trust duly organized and existing under the laws of the State of Delaware acting through Delaware Trust Capital Management, Inc., not in its individual capacity but solely as owner trustee under a Trust Agreement, dated as of November 7, 1996, as amended and restated from time to time (herein referred to as the "Owner Trustee"), for value received, hereby promises to pay to __________________________ or registered assigns, the principal amount of _________________________________ Dollars in semiannual payments on each March 20 and September 20 (the "Principal Payment Dates"), commencing September 20, 2000 and ending on or before September 20, 2013 (the "Stated Maturity" of such final payment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on each March 20 and September 20 (the "Interest Payment Dates"), commencing on March 20, 1997, at the rate of 8.15% per annum, in an amount equal to the interest accrued on the unpaid principal amount of this Class B Bond during the six-month period (or, for the initial Interest Payment Date, the period commencing on the Closing Date) ending on the last day preceding each such Interest Payment Date (each such period, an "Interest Accrual Period"). All terms used in this Class B Bond that are not defined herein shall have the meanings assigned to them in the Indenture.

This Bond is one of a duly authorized issue of Class B Bonds designated as The National Collegiate Trust 1996-S2, 8.15% Class B Collateralized Student Loan Bonds, Series 1996-S2 (herein called the "Bonds"), issued under an Indenture, dated as of November 1, 1996 (herein called the "Indenture"), between the Issuer and State Street Bank and Trust Company, as Trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Owner Trustee, the Trustee and the Holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered. In addition, the Issuer has issued senior bonds (the "Class A Bonds") in the aggregate principal amount of $4,500,000 pursuant to the Indenture. Payments on the Class B Bonds are subordinated to payments on the Class A Bonds to the extent set forth herein and in the Indenture.

On each Payment Date, the Trustee will apply all amounts held in the Collateral Proceeds Account and the Reserve Fund in excess of the Interest Reserve Amount, FIRST to the Class A Bonds, pro rata, for payment of accrued interest on the Class A Bonds at the related Bond Interest Rate; SECOND, to the Class B Bonds, pro rata, for the payment of accrued interest on the Class B Bonds at the related Bond Interest Rate; THIRD, to the payment of any shortfall in the Interest Reserve Amount for the related Interest Accrual Period; provided that, if after giving effect to all payments of interest and principal on the Bonds on such Payment Date, the Interest Reserve Amount equals or exceeds the Aggregate Current Principal Amount of the Outstanding Bonds, then the Trustee shall declare all the Bonds to be immediately due and payable by a notice in writing to the Issuer; FOURTH, to the payment of any unpaid amount due the Trustee pursuant to the Indenture; FIFTH, to the payment of any unpaid amount due any Accountants pursuant to the Indenture; SIXTH, to the payment of any unpaid amount due the Owner Trustee of the Issuer pursuant to the Trust Agreement between the Owner Trustee and the Owner Participants; SEVENTH, to the payment of any unpaid amount due the Administrator; EIGHTH, on each Principal Payment Date, to the Class A Bonds for the payment of any unpaid principal amount of the Class A Bonds; NINTH, on each Principal Payment Date following payment in full of the Class A Bonds (which initially may be the same Principal Payment Date on which the Class A Bonds are paid in full), to the Class B Bonds for the payment of any unpaid principal amount of the Class B Bonds; and TENTH, if such Payment Date is not a Principal Payment Date, any remaining amounts in the Collateral Proceeds Account shall be deposited in the Reserve Fund.

The principal of, and interest on, this Class B Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that as long as the Class B Bonds are registered in the name of the Depository or its nominee and maintained in book-entry form, the interest on and principal of this Class B Bond shall be payable to the Depository. In the event that the Class B Bonds are no longer maintained as Book-Entry Bonds in accordance with the Indenture, the interest on and principal of this Class B Bond shall be paid by check mailed to the Person entitled thereto at his address as it appears on the Bond Register, except that the final payment due on maturity or redemption in full of this Bond shall be made only upon presentation and surrender of this Bond at the office or agency of the Issuer maintained for such purpose.

(i) The Class A Bonds and the Class B Bonds shall be redeemable, pro rata, at the option of the Issuer in part, not to exceed five percent (5%) of the Aggregate Current Principal Amount of Outstanding Bonds, upon notice to the Trustee by the Issuer at any time during the 60 day period following the Closing Date, (ii) Following payment in full of the Class A Bonds, the Class B Bonds shall be redeemable at the option of the Issuer in part on any Payment Date prior to the first Principal Payment Date, in an amount equal to any Prepayments collected by the Servicer during the related Collection Period and (iii) the Class B Bonds shall be redeemable in whole, when the Aggregate Current Principal Amount of Outstanding Bonds is ten percent (10%) or less of the initial outstanding principal amount of Outstanding Bonds at the Redemption Price. Notice of any Issuer Redemption shall be mailed or delivered by the Issuer or by the Trustee at least fifteen days prior to the date set for such redemption.

Notwithstanding the foregoing the entire unpaid principal amount of the Class B Bonds shall be due and payable, if not then previously paid, on the Stated Maturity.

If an Event of Default as defined in the Indenture shall occur and be continuing, the Class B Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of this Bond, the amount payable to the Holder of this Class B Bond will be equal to the aggregate unpaid principal amount of this Class B Bond on the date this Class B Bond becomes so due and payable, together with the accrued interest on such unpaid principal amount to such date. Following the acceleration of the maturity of the Class B Bonds, all amounts collected as proceeds of the collateral securing the Bonds or otherwise shall be applied, after the reimbursement of certain expenses of the Trustee, ratably among all Class A Bonds, without preference or priority, first to the payment of interest and then to the payment of principal and then ratably among all Class B Bonds, without preference or priority, first to the payment of interest and then to the payment of principal.

A Bond Owner of a Book-Entry Bond shall be entitled to transfer beneficial ownership of such Book-Entry Bond only upon compliance with the procedures established by such Bond Owner's brokerage firm and by the participating firms acting as such brokerage firm's agent, if any. No Bond Owner shall be entitled to receive a bond evidencing ownership of his Book-Entry Bond. In the event the Class B Bonds are no longer maintained as Book-Entry Bonds, the transfer of Class B Bonds shall be effected as provided for in the Indenture, subject to the limitations therein set forth.

Prior to the due presentment for registration of transfer of this Class B Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class B Bond is registered (i) on any Record Date, for purposes of making payments of interest and principal (other than a payment in full of all unpaid principal of a Bond), and (ii) on any date for any other purpose, as the owner hereof, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Class B Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of each Class affected by an Event of Default at the time Outstanding on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Class B Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Bond and of any Class B Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Bond. The Indenture also permits the Issuer and the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Class B Bonds issued thereunder.

The Class B Bonds are issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Class B Bonds are exchangeable for a like aggregate initial principal amount of Class B Bonds of different authorized denominations, as requested by the Holder surrendering same.

Anything herein to the contrary notwithstanding, neither the Trust Company, any Owner Participant, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns nor any other person shall be personally liable for, nor shall recourse be had to any of them for the payment or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class B Bond or in the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purpose of binding the respective interests of the Owner Participants and the Owner Trustee in the assets of the Issuer. The Holder of this Class B Bond by the acceptance hereof agrees that in the case of an Event of Default under the Indenture, the Holder shall have no claim resulting against any of the foregoing for any deficiency, loss or claim resulting therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse and enforcement solely against the Trust Estate and the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Bond.

The Owner Trustee has executed this Class B Bond on behalf of the Issuer not in its individual capacity but solely as owner trustee under the Trust Agreement and the Owner Trustee shall be liable hereunder only in respect of the assets of the trust created by such Trust Agreement.

The remedies of the Holder hereof as provided herein, or in the Indenture, shall be cumulative and concurrent and may be pursued solely against the assets of the Issuer. No failure on the part of Holder in exercising any right or remedy hereunder shall operate as waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

No reference herein to the Indenture and no provision of this Class B Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Class B Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has executed this instrument through Delaware Trust Capital Management, Inc., not in its individual capacity, but solely as Owner Trustee under the Trust Agreement.


Dated:  November ___, 1996


                                        THE NATIONAL COLLEGIATE TRUST 1996-S2, a trust acting through Delaware Trust Capital Management, Inc., not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of November 7, 1996


                                        By________________________________
                                          [Title]


Attest:


---------------------------
        [Title]


This is one of the Class B Bonds referred to in the within-mentioned Indenture.


STATE STREET BANK AND TRUST COMPANY,
  as Trustee


By_______________________________
Authorized Signatory

FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto ______________________________ the within Class B Bond of The National Collegiate Trust 1996-S2 standing in the name(s) of the undersigned in the Bond Register of the Issuer with respect to such Bond and does hereby irrevocably constitute and appoint ________________ Attorney to transfer such Bond in such Bond Register, with full power of substitution in the premises.

Please insert Social Security
or other identifying number of
assignee:_____________________


Dated: ___________________________________________________
[Signature]

-----------------------------
[Signature]



Signature Guarantee:             Notice:  The signature(s) to this assignment
                                 must correspond with the name(s) as written
----------------------------     upon the face of this Bond in every
   Authorized Officer            particular without alteration or any change
                                 whatsoever. The signature(s) must be guaranteed
                                 by a commercial bank or trust
----------------------------     company located, or having a correspondent
   Name of Institution           located, in the City of New York or the city
                                 in which the Corporate Trust Office is located, or by a member firm of a national securities exchange. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

                                    EXHIBIT B
                                    ---------

                               SERVICING AGREEMENT

                                    EXHIBIT C
                                    ---------

                               CUSTODIAL AGREEMENT

                        CUSTODIAL AGREEMENT (NCT 1996-S2)

                  CUSTODIAL AGREEMENT, dated as of November 1, 1996, among THE NATIONAL COLLEGIATE TRUST 1996-S2 (the "Issuer"), STATE STREET BANK AND TRUST COMPANY (the "Trustee") and the PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY (the "Custodian").


                              W I T N E S S E T H:

                  WHEREAS, the Trustee and the Issuer have entered into an Indenture, dated as of November 1, 1996 (the "Indenture"), pursuant to which the Issuer has issued collateralized student loan bonds (the "Bonds"); and

                  WHEREAS, pursuant to the Indenture, the Issuer has granted to the Trustee, its successors and assigns, a security interest in, among other things, certain promissory notes set forth on Schedule I hereto (the "Student Loan Notes") as security for (a) the payment of principal and interest on the Bonds and (b) the performance and observance by the Issuer of all of the covenants, terms and conditions in the Indenture; and

                  WHEREAS, the Indenture requires that the Student Loan Notes be placed in the possession of the Trustee through its agent for the purpose of perfecting the security interest of the Trustee in the Student Loan Notes; and

                  WHEREAS, the Pennsylvania Higher Education Assistance Agency (the "Custodian") is the servicer of the Student Loan Notes pursuant to a Servicing Agreement, dated January 6, 1995 (the "Servicing Agreement"), as amended, between the Custodian and The National Collegiate Trust, and as such the Custodian maintains possession of the Student Loan Notes.

                  NOW, THEREFORE, the Trustee and the Issuer hereby authorize the Custodian so to hold the Student Loan Notes and authorize the Custodian to perform its duties under Section 5.1 of the Servicing Agreement and the following functions and duties, and the Custodian agrees to perform such functions and duties:

                  (a) SAFEKEEPING OF THE STUDENT LOAN NOTES. The Custodian hereby agrees to perform the following services as agent for the Trustee with respect to the Student Loan Notes:

                           (i) To hold under its exclusive control the loan
                  documents in connection with the Student Loan Notes, which shall include the enrollment form or a facsimile thereof, the executed Student Loan Note and a copy of any signed disclosure received by the Custodian from a Borrower in connection with a Student Loan Note (the "Loan Documents");

                           (ii) Upon the written demand of the Trustee, to
                  deliver and immediately release to the Trustee any and all of the Student Loan Notes at the time held by Custodian for the benefit of the Trustee, as well as all related information and documents required to be held with respect thereto; any such delivery and release shall be accomplished with respect to any Student Loan Note within five days of the request and at the expense of the Issuer, and with respect to any other such information and documents as soon as reasonably practicable and at the expense of the Issuer;

                           (iii) To furnish the Trustee, upon the written
                  request of the Trustee, a list containing the names and addresses of the obligors of the Student Loan Notes and the unpaid principal balance of all such Student Loan Notes and such other information with respect to such Student Loan Notes that is reasonably requested by the Trustee, at the expense of the Issuer; and

                           (iv) To permit inspection at all reasonable times by
                  the Trustee or its agents (including its auditors) of the Student Loan Notes and the related Loan Documents.

                  The Custodian shall segregate and maintain continuous custody and control of all Loan Documents received by it in secure and fire-protected facilities in accordance with customary standards for such custody.

                  The parties hereto agree that the Custodian shall hold and possess the Student Loan Notes pursuant to this Agreement and the Servicing Agreement in the Custodian's capacity as agent for the Trustee under the Indenture, and that the Custodian shall have no right to possession of the Student Loan Notes except as specified herein and in the Servicing Agreement. In holding and possessing the Student Loan Notes, the Custodian shall keep the Student Loan Notes free of the claims and encumbrances of all persons claiming by, through or under the Custodian.

                  (b) RELEASE OF COLLATERAL. The Custodian may only release Student Loan Notes and Loan Documents held for the Trustee under this Agreement and all related information and documentation held by the Custodian in the following circumstances:

                           (i) Student Loan Notes which have been paid in full,
                  (ii) Student Loan Notes over 150 days delinquent and which are being turned over to a collection agency, (iii) upon written direction of the Trustee received by the Custodian, to effect a release of Student Loan Notes which the Trustee indicates in writing is permitted by Article IV or Article V of the Indenture or (iv) to satisfy any subpoena requesting such documentation. Any Student Loan Notes with respect to which the documentation may have been released for collection purposes shall continue to be assigned and pledged to the Trustee. Such Student Loan Notes shall be released from the pledge to the Trustee upon payment.

Except under the above-described circumstances, no Student Loan Notes or Loan Documents may be released unless the Custodian is in receipt of a written authorization from the Trustee which identifies the specific Student Loan Notes or Loan Documents to be released from the lien of the Indenture. The parties hereto acknowledge that the release of Student Loan Notes referred to in (iii) above shall be initiated by the Trustee only upon the written request of the Issuer given to the Trustee, and that the Trustee shall be entitled to rely on the Issuer's representation that the conditions for such release contained in the Indenture have been satisfied. However, the Custodian shall be entitled to rely on the Trustee's written direction referred to in (iii) above, without further investigation.

                  (c) COMPENSATION. The Issuer has, on the date of execution of this Agreement, paid to the Custodian the sum of one dollar and other good and valuable consideration, receipt of which is hereby acknowledged by the Custodian, for performing the functions of Custodian hereunder. All other reasonable costs and expenses hereunder shall be paid by the Issuer upon request of the Custodian or the Trustee, as the case may be.

                  (d) INSURANCE AND INDEMNIFICATION. The Custodian shall maintain such insurance as is required under the Servicing Agreement.

                  (e) WAIVER OF CERTAIN RIGHTS. To the extent permissible by law, the Custodian hereby waives, relinquishes and releases any rights which it may have by way of contract or law, whether through exercise of a right of set-off, security interest, counterclaim or otherwise, to obtain any property or payment from or under the Student Loan Notes held hereunder.

                  (f) NO LIABILITY. The Trustee shall have no responsibility for loss or damage suffered by the Issuer with respect to any Student Loan Notes held by the Custodian pursuant to this Agreement.

                  (g) TERMINATION OF AGREEMENT. This Agreement (i) may be terminated as to any Student Loan Note or Student Loan Notes by the Trustee or the Issuer for cause, (ii) may be terminated at any time by the mutual agreement of the Trustee and the Issuer, and (iii) shall be terminated upon termination of the Servicing Agreement with respect to the Student Loan Notes, but no such termination shall be effective until alternative safekeeping arrangements satisfactory to the Trustee and the Issuer have been effected. Upon such termination, the Issuer shall use its best efforts to appoint a successor custodian. This Agreement shall terminate forthwith as to the Trustee and any Student Loan Notes upon the discharge of the Indenture under which it is held in accordance therewith. Upon termination of this Agreement for any reason other than the discharge of the Indenture in accordance therewith, the Student Loan Notes then held by the Custodian shall be forthwith delivered, as directed by the Trustee in writing, to either the Trustee or such other parties designated by the Trustee. Upon termination of this Agreement following discharge of the Indenture, as described above, all Student Loan Notes and materials relating thereto in the possession of the Custodian shall be held as provided in the Servicing Agreement but free and clear from the provisions of this Agreement.

                  (h) AUTHORIZATIONS. Any authorized officer of the Trustee or the Issuer is authorized to act for the Trustee or the Issuer, as the case may be, whenever written directions or requests are required under this Agreement.

                  (i) EXECUTION IN COUNTERPARTS. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  (j) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania.

                  (k) BINDING EFFECT. To the extent provided herein, this Agreement shall be binding upon the Trustee, the Custodian and the Issuer and shall inure to the benefit of the Trustee, the Custodian, the Issuer, and their respective successors and assigns; provided, however, that the Custodian shall not assign its rights and obligations under this Agreement without the prior written consent of the Issuer and the Trustee.

                  (l) SEVERABILITY. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  (m) AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may be amended by the written consent of the parties hereto.

                  (n) ADDRESSES FOR NOTICES. Any notice required or permitted to be given under or in connection with this Agreement shall be in writing and shall be mailed by first-class mail, express mail or overnight courier service, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing (by first-class mail) at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered,


                  If to the Issuer:

                           The National Collegiate Trust 1996-S2
                           c/o Delaware Trust Capital Management, Inc.
                           900 Market Street
                           Wilmington, DE 19801
                           Attention:       Richard N. Smith
                           Telephone:       (302) 421-7339
                           Telecopier:      (302) 421-7387


                  If to the Trustee:

                           State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, MA 02110
                           Attention:       Corporate Trust Department
                           Telephone:       (617) 664-5472
                           Telecopier:      (617) 664-5367

                  If to the Custodian:

                           Pennsylvania Higher Education Assistance Agency 1200 North Seventh Street
                           Harrisburg, Pennsylvania  17102
                           Attention:       Marketing and Client Affairs
                           Telephone:       (717) 720-2750
                           Telecopier:      (717) 720-3905

or as to each party at such other address or numbers as shall be designated by such party in written notice to the other party.

                  (o) TRUST RECEIPT. The Custodian shall execute and deliver to the Trustee and the Issuer a trust receipt substantially in the form of Exhibit A to evidence its possession of the Loan Documents.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective authorized officers thereunto duly authorized, all as of the date first written above.


                                        STATE STREET BANK AND TRUST COMPANY, as
                                        Trustee


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________



                                        THE NATIONAL COLLEGIATE TRUST 1996-S2,
                                        as Issuer, a trust acting through
                                        Delaware Trust Capital Management, Inc., not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of November 7, 1996.


                                        By:___________________________
                                        Name:_________________________
                                        Title:________________________


                                        PENNSYLVANIA HIGHER EDUCATION
                                        ASSISTANCE AGENCY, as Custodian


                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                    EXHIBIT A
                              FORM OF TRUST RECEIPT

                                                                          [DATE]


                  The undersigned, an authorized officer of Pennsylvania Higher Education Assistance Agency ("PHEAA"), as Custodian under the Custodial Agreement, dated as of November 1, 1996 (the "Agreement"), among PHEAA, The National Collegiate Trust 1996-S2 (the "Issuer") and State Street Bank and Trust Company, as trustee (the "Trustee"), hereby acknowledges receipt and possession of the Loan Documents pertaining to the Student Loan Notes listed on Schedule I attached hereto. Capitalized terms used but not defined herein shall have the same meaning that is assigned to them in the Agreement.


                                PENNSYLVANIA HIGHER EDUCATION ASSISTANCE
                                AGENCY, Custodian


                                By______________________________________
                                Title___________________________________
                                Date____________________________________

                                  TRUST RECEIPT

                                                         November ___, 1996


                  The undersigned, an authorized officer of Pennsylvania Higher Education Assistance Agency ("PHEAA"), as Custodian under the Custodial Agreement, dated as of November 1, 1996 (the "Agreement"), among PHEAA, The National Collegiate Trust 1996-S2 (the "Issuer") and State Street Bank and Trust Company, as trustee (the "Trustee"), hereby acknowledges receipt and possession of the Loan Documents pertaining to the Student Loan Notes listed on Schedule I attached hereto. Capitalized terms used but not defined herein shall have the same meaning that is assigned to them in the Agreement.


                                PENNSYLVANIA HIGHER EDUCATION ASSISTANCE
                                AGENCY, Custodian


                                By________________________________
                                Title_____________________________
                                Date______________________________

                                    EXHIBIT D
                                    ---------

                            ADMINISTRATION AGREEMENT

                                    EXHIBIT E
                                    ---------

                              DTC LETTER AGREEMENT

                                   SCHEDULE I

                            Schedule of Student Loans

ALBRIGHT COLLEGE                                     GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
1621 NORTH 13TH STREET                               DISBURSEMENT DATE - 01/15/96                  7 Tuckers Wharf
READING, PA 19612                                   POOL/PROCESSING DATE - 06/13/96                MARBLEHEAD, MA 01945
PAUL GAZZERRO                                            INTEREST RATE - 08.75                     MULTIPLIER 0405
SCHOOL CODE - 003229                                           POOL - 02
                                                         BOND POOL - 1996-S2
                          BORROWER                EGD            LOAN AMT             DISB AMT              COS
---------------------------------------------     ---            --------             --------              ---
                                                 05/99          $1,620.00                $656.10
                                                 05/99          $2,927.00              $1,185.44
                                                 05197          $3,146.00              $1,274.13
                                                 05199          $2,007.00                $812.84
                                                 05196          $1,000.00                $405.00
                                                 05196          $5,400.00              $2,187.00
                                                 05196         $17,024.00              $6,894.72             C
                                                 05/98         $12,161.00              $4,925.21
                                                 05198          $1,035.00                $419.18
                                                 05/99          $1,661.00                $672.71
                                                 05/99          $7,300.00              $2,956.50
                                                 05/99          $4,710.00              $1,907.55
                                                 05/99          51,197.00                $484.79
                                                 05/96          54,262.00              $1,726.11
                                                 05/99          $2,346.00                $950.13
                                                 05/98          51,000.00                $405.00
                                                 05/98          $2,095.00                $848.48
                                                 05/97          $4,543.00              $1,839.92
                                                 05/96          52,800.00              $1,134.00
                                                 05/97          $3,124.00              $1,265.22
                                                 05/99          $4,103.00              51,661.72
                                                 05196          $2,740.00              $1,109.70
                                                 05/99          $4,470.00              $1,810.35             C
                                                 05/06          $3,662.00              $1,483.11
                                                 05/96          $3,000.00              $1,215.00             C
                                                                                                TOTAL LOAN AMOUNT         $99,333.00
                                                                                                TOTAL DISB. AMOUNT        $40,229.87
                                                                                                TOTAL DISBURSEMENTS               25





Albright College                                  GATE LOAN DISBURSEMENT ROSTER              NATIONAL COLLEGIATE TRUST
13th and Exeter                                      NOTE DATE: - 11/05/1996                 7 Tuckers Wharf
                                                      INTEREST RATE: - 9.25                  MARBLEHEAD, MA 01945
Reading, PA 19612                                DISBURSEMENT DATE: - 11/08/1996             MULTIPLIER: .4750
Paul Gazzerro
SCHOOL CODE - 003229
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME           MI           EGD         LOAN AMOUNT       RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------
                                                 05/30/1998       $5,642.00            D            9/5/96
                                                 05/30/1999       $3,698.00            D            9/5/96
                                                 05/30/1998       $1,370.00            D            9/5/96
                                                 05/30/2000       $1,000.00            D            9/5/96
                                                 05/30/2000       $1,000.00            D            9/5/96
                                                 05/30/1999       $1,924.00            D            9/5/96
                                                 05/30/1997       $6,678.00            D            9/5/96
                                                 05/30/1999       $1,000.00            D            9/5/96
                                                 05/30/1999       $3,574.00            D            9/5/96
                                                 05/30/1997       $3,000.00            D            9/5/96
                                                 05/30/1997       $1,867.00            D            9/5/96
                                                 05/30/2000       $2,821.00            D            9/5/96
                                                 05/30/1999       $9,651.00            D            9/5/96
                                                 05/30/1999       $1,750.00            D            9/5/96
                                                 05/30/2000       $4,100.00            D            9/5/96
                                                 05/30/1998       $3,979.00            D            9/5/96
                                                 05/30/1999       $5,757.00            D            9/5/96
                                                 05/01/2000       $5,913.00            D            9/5/96
                                                 05/30/1998       $2,523.00            D            9/5/96
                                                 05/30/1999       $2,589.00            D            9/5/96
                                                 05/30/2000       $5,688.00            D            9/5/96
                                                 05/30/2000       $2,100.00            D            9/5/96
                                                 05/30/1999       $1,040.00            D            9/5/96
                                                 05/30/2000       $3,827.00            D            9/5/96
                                                 05/30/2000       $3,343.00            D            9/5/96
                                                 05/30/2000       $3,343.00            D            9/5/96
                                                 05/30/2000       $2,857.00            D            9/5/96
                                                 05/30/2000       $3,126.00            D            9/5/96
                                                 05/30/1997       $5,183.00            D            9/5/96
                                                 05/30/2000       $2,041.00            D            9/5/96
                                                 05/30/1999       $4,686.00            D            9/5/96



Albright College                                  GATE LOAN DISBURSEMENT ROSTER              NATIONAL COLLEGIATE TRUST
13th and Exeter                                      NOTE DATE: - 11/05/1996                 7 Tuckers Wharf
                                                      INTEREST RATE: - 9.25                  MARBLEHEAD, MA 01945
Reading, PA 19612                                DISBURSEMENT DATE: - 11/08/1996             MULTIPLIER: .4750
Paul Gazzerro
SCHOOL CODE - 003229
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME           MI           EGD         LOAN AMOUNT       RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------
                                                 05/30/2000       $2,830.00            D            9/5/96
                                                 05/30/2000       $4,107.00            D            9/5/96
                                                 05/30/1999       $1,695.00            D            9/5/96
                                                 05/30/1999       $4,212.00            D            9/5/96
                                                 05/30/2000       $6,067.00            D            9/5/96
                                                 05/30/2000       $5,200.00            D            9/5/96
                                                 05/30/2000       $5,027.00            D            9/5/96
                                                 05/30/2000       $4,878.00            D            9/5/96
                                                 05/30/1999       $2,953.00            D            9/5/96
                                                 05/30/2000       $3,358.00            D            9/5/96
                                                 05/30/1998       $3,837.00            D            9/5/96
                                                 05/30/2000       $2,648.00            D            9/5/96
                                                 05/30/2000       $1,290.00            D            9/5/96
                                                 05/30/1999       $3,380.00            D            9/5/96
                                                 05/30/1997       $2,280.00            D            9/5/96
                                                 05/30/1998       $3,758.00            D            9/5/96
                                                 05/30/2000       $4,094.00            D            9/5/96
                                                 05/30/2000       $1,654.00            D            9/5/96
                                                 05/30/1999       $3,500.00            D           11/5/96
                                                 05/01/2000       $1,171.00            D           11/5/96
                                                 05/01/1999      $10,323.00            D           11/5/96
                                                 05/30/1997       $2,475.00            D           11/5/96
                                                 05/30/1997       $1,569.00            D           11/5/96
                                                 05/01/1999       $4,108.00            D           11/5/96
                                                 05/01/1997       $3,753.00            D           11/5/96
                                                 05/01/1999       $2,900.00            D           11/5/96
                                                 05/30/1997       $2,797.00            D           11/5/96
                                                 05/01/2000       $2,496.00            D           11/5/96
                                                 05/30/1999       $3,758.00            D           11/5/96





Albright College                                  GATE LOAN DISBURSEMENT ROSTER              NATIONAL COLLEGIATE TRUST
13th and Exeter                                      NOTE DATE: - 11/05/1996                 7 Tuckers Wharf
                                                      INTEREST RATE: - 9.25                  MARBLEHEAD, MA 01945
Reading, PA 19612                                DISBURSEMENT DATE: - 11/08/1996             MULTIPLIER: .4750
Paul Gazzerro
SCHOOL CODE - 003229
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME           MI           EGD         LOAN AMOUNT       RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------

                                                                  TOTAL LOAN AMOUNT:                  $208,188.00
                                                                  TOTAL DISBURSEMENT AMOUNT:                $98,889.17
                                                                  TOTAL NUMBER OF BORROWERS:              60
                                                                  TOTAL NUMBER OF COSIGNERS:               9





Babson College                                       GATE LOAN DISBURSEMENT ROSTER                  NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 10/05/1996                     7 Tuckers Wharf
Babson Park, MA 021570310                                INTEREST RATE: - 9.25                      MARBLEHEAD, MA 01945
Melissa Shaak                                       DISBURSEMENT DATE: - 11/15/1996                 MULTIPLIER 0405
SCHOOL CODE - 002121

--------------------------------------------------------------------------------------------------------------------
LAST NAME       FIRST NAME         MI           EGD                  LOAN AMOUNT      RM-STATUS       RM-NOTEDA
--------------------------------------------------------------------------------------------------------------------

                                                 05/20/1997       $2,700.00                  D         10/5/96
                                                 05/20/1997       $3,000.00                  D         10/5/96
                                                 05/20/1997       $2,400.00                  D         10/5/96
                                                 05/20/1997       $2,400.00                  D         10/5/96
                                                 05/20/1997       $4,000.00                  D         10/5/96
                                                 05/20/1997       $2,400.00                  D         10/5/96
                                                 05/20/1997       $3,000.00                  D         10/5/96
                                                 05/20/1997       $4,000.00                  D         10/5/96
                                                 05/20/1997       $4,000.00                  D         10/5/96

                                                                                 TOTAL LOAN AMOUNT:              $27,900.00

                                                                                 TOTAL DISBURSEMENT AMOUNT:      $14,856.75

                                                                                 TOTAL NUMBER OF BORROWERS:          9

                                                                                 TOTAL NOMBER OF COSIGNERS:          9





BEAVER COLLEGE                                       GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
450 SOUTH EASTON ROAD                                DISBURSEMENT DATE - 01/15/96                  7 Tuckers Wharf
GLENSIDE, PA, 19038                                 POOL/PROCESSING DATE - 06/13/96                MARBLEHEAD, MA 01945
LIZ RIHL                                                 INTEREST RATE - 08.25                     MULTIPLIER 0405
SCHOOL CODE - 003235                                           POOL - 02
                                                          BOND POOL - 1996-S2

                           BORROWER               EGD            LOAN AMT           DISB AMT             COS
----------------------------------------------    ---            --------           --------             ---
                                                 05/98           $3,100.00          $1,511.10             C
                                                 05/98           $2,400.00          $1,170.00
                                                 05/98           $1,000.00            $487.50
                                                 05/99           $1,000.00            $487.50
                                                 05/98           $1,40D.00            $682.50
                                                 05/98           $1,0D0.00            $487.50
                                                 05/98           $1,000.00            $487.50
                                                 05/99           $1,000.00            $487.50             C
                                                 05/00           $1,660.00            $804.38
                                                 05/98           $2,300.00          $1,121.25
                                                                                         TOTAL LOAN AMOUNT       $15,850.00
                                                                                         TOTAL DISB. AMOUNT       $7,726.88
                                                                                         TOTAL DISBURSEMENTS             10





Beaver College                                       GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
_50 South Easton Road                                   NOTE DATE: - 10/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Glenside, PA 19038                                  DISBURSEMENT DATE: - 11/15/1996                MULTIPLIER 0405
___enna Selander
SCHOOL CODE - 002121
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME        MI       EGD            LOAN AMOUNT           RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000 00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1998     $1,000 00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1998     $1,000 00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000 00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000 00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96





Beaver College                                       GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
_50 South Easton Road                                   NOTE DATE: - 10/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Glenside, PA 19038                                  DISBURSEMENT DATE: - 11/15/1996                MULTIPLIER 0405
___enna Selander
SCHOOL CODE - 002121
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME        MI       EGD            LOAN AMOUNT           RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1997     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1997     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1997     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1998     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000 00                 D          11/5/96
                                             05/20/2000     $1,000 00                 D          11/5/96



Beaver College                                       GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
_50 South Easton Road                                   NOTE DATE: - 10/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Glenside, PA 19038                                  DISBURSEMENT DATE: - 11/15/1996                MULTIPLIER 0405
___enna Selander
SCHOOL CODE - 002121
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME        MI       EGD            LOAN AMOUNT           RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $2,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500 00                 D          11/5/96
                                             05/20/2000     $1,500 00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,250.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1998     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1998     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96


Beaver College                                       GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
_50 South Easton Road                                   NOTE DATE: - 10/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Glenside, PA 19038                                  DISBURSEMENT DATE: - 11/15/1996                MULTIPLIER 0405
___enna Selander
SCHOOL CODE - 002121
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME        MI       EGD            LOAN AMOUNT           RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------
                                             05/20/1999     $1,250.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1998     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/1998     $1,000.00                 D          11/5/96
                                             05/20/1997     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1998     $1,000.00                 D          11/5/96
                                             05/20/1997     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96



Beaver College                                       GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
_50 South Easton Road                                   NOTE DATE: - 10/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Glenside, PA 19038                                  DISBURSEMENT DATE: - 11/15/1996                MULTIPLIER 0405
___enna Selander
SCHOOL CODE - 002121
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME        MI       EGD            LOAN AMOUNT           RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------
                                             05/20/2000     $1,250.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1998     $1,000.00                 D          11/5/96
                                             05/20/1997     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/2000     $1500.00                  D          11/5/96
                                             05/20/2000     $2,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1997     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1998     $1,500.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1997     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1997     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96





Beaver College                                       GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
_50 South Easton Road                                   NOTE DATE: - 10/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Glenside, PA 19038                                  DISBURSEMENT DATE: - 11/15/1996                MULTIPLIER 0405
___enna Selander
SCHOOL CODE - 002121
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME        MI       EGD            LOAN AMOUNT           RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------
                                             05/20/1998     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1997     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,250.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96
                                             05/20/1998     $1,000.00                 D          11/5/96
                                             05/20/2000     $1,500.00                 D          11/5/96





Beaver College                                       GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
_50 South Easton Road                                   NOTE DATE: - 10/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Glenside, PA 19038                                  DISBURSEMENT DATE: - 11/15/1996                MULTIPLIER 0405
___enna Selander
SCHOOL CODE - 002121
----------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME        MI       EGD            LOAN AMOUNT           RM-STATUS      RM-NOTEDA
----------------------------------------------------------------------------------------------------------------
                                             05/20/2000     $1,000.00                 D          11/5/96
                                             05/20/1999     $1,000.00                 D          11/5/96

                                                                                 TOTAL LOAN AMOUNT:                      $19O,000.00

                                                                                 TOTAL DISBURSEMENT AMOUNT:               $90,724.98

                                                                                 TOTAL NUMBER OF BORROWERS:                      167

                                                                                 TOTAL NOMBER OF COSIGNERS:                        1





Bennington College                                   GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Bennington, VT 05201                                DISBURSEMENT DATE: - 10/15/1996                MULTIPLIER 0405
Meg Woolmington
SCHOOL CODE - 003682
----------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST           MI      EGD              LOAN AMOUNT      RM-STATUS         RM-NOTEDA
                    NAME
----------------------------------------------------------------------------------------------------------------
                                             06/05/2000    $2,375 00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375 00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/1999    $1,500.00                  D          9/5/96
                                             06/30/2000    $1,375.00                  D          9/5/96
                                             06/30/2000    $2,375 00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $1,825 00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375 00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/03/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $1,375.00                  D          9/5/96
                                             06/30/1999    $1,000.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375 00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $1,875 00                  D          9/5/96


Bennington College                                   GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Bennington, VT 05201                                DISBURSEMENT DATE: - 10/15/1996                MULTIPLIER 0405
Meg Woolmington
SCHOOL CODE - 003682
----------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST           MI      EGD              LOAN AMOUNT      RM-STATUS         RM-NOTEDA
                    NAME
----------------------------------------------------------------------------------------------------------------
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $1,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $1,375.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $1,375.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96
                                             06/30/2000    $1,375.00                  D          9/5/96
                                             06/30/2000    $1,875.00                  D          9/5/96
                                             06/30/2000    $2,375.00                  D          9/5/96



Bennington College                                   GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996                    7 Tuckers Wharf
                                                         INTEREST RATE: - 9.25                     MARBLEHEAD, MA 01945
Bennington, VT 05201                                DISBURSEMENT DATE: - 10/15/1996                MULTIPLIER 0405
Meg Woolmington
SCHOOL CODE - 003682
----------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST           MI      EGD              LOAN AMOUNT      RM-STATUS         RM-NOTEDA
                    NAME
----------------------------------------------------------------------------------------------------------------
                                            06/30/2000    $1,375.00                  D          9/5/96
                                                                              TOTAL LOAN AMOUNT:      $117,950.00
                                                                              TOTAL DISBURSEMENT AMOUNT:    $58,384.97
                                                                              TOTAL NUMBER OF BORROWERS:    58
                                                                              TOTAL NOMBER OF COSIGNERS:    6






CATHOLIC UNIVERSITY                                 GATE LOAN DISBURSEMENT ROSTER                  NATIONAL COLLEGIATE TRUST
PO BOX 667 CARDINAL STATION                       DISBURSEMENT DATE - KATHY JEWETT                 7 Tuckers Wharf
WASHINGTON, DC 20064                               POOL/PROCESSING DATE - 01/15/96                 MARBLEHEAD, MA 01945
SCHOOL CODE - 001437                                     INTEREST RATE - 02                        MULTIPLIER 0405
                                                           POOL - 03/07/96
                                                        BOND POOL - 1996 S-1

                          BORROWER          EGD         LOAN AMT                           COS
- ----------------------------------------- ---         --------                           ---

                                           05/97        $10,900.00                          C
                                                                                            TOTAL LOAN AMOUNT             $10,900.00

                                                                                            TOTAL DISBURSEMENTS                    1






Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/17/1997      $5,000.00                D         9/5/96
                                                   05/17/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1997      $1,500.00                D         9/5/96
                                                   05/17/1998      $1,300.00                D         9/5/96
                                                   05/17/1998      $1,000 00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/17/1998      $4,200.00                D         9/5/96
                                                   12/21/1996      $3,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $4,960.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/17/1998      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/16/1998      $4,306.00                D         9/5/96
                                                   05/14/2000      $1,240.00                D         9/5/96
                                                   05/14/2000      $2,460.00                D         9/5/96
                                                   05/17/1997      $1,750.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96


Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   05/14/2000      $5,278.00                D         9/5/96
                                                   05/17/1998      $4,888.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/18/1997      $3,200.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $4,008.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      S1.000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/17/1998      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,888.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $5,437.00                D         9/5/96
                                                   05/17/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $3,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   12/21/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $4,752.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/18/1998      $3,000.00                D         9/5/96
                                                   05/17/1998      $3,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/12/1997      $3,470.00                D         9/5/96



Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/17/1998      $2,500.00                D         9/5/96
                                                   09/15/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,750.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1997      $1,500.00                D         9/5/96
                                                   05/17/1998      $1,150.00                D         9/5/96
                                                   05/16/1998      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,500 00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,650.00                D         9/5/96
                                                   05/17/1998      $2,000.00                D         9/5/96
                                                   05/17/1997      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   12/21/1996      $1,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/17/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,250.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96

                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/17/1997      $1,000.00                D         9/5/96



Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1999      $1,750.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/17/1998      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,250.00                D         9/5/96
                                                   05/17/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $4,934.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/14/2000      $5,284.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $5,891.00                D         9/5/96
                                                   05/14/2000      $1,250.00                D         915i96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/14/2000      $5,206.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,750.00                D         9/5/96
                                                   12/21/1997      $4,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,250.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/1999      $1,250.00                D         9/5/96



Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   12/21/1997      $3,470.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/17/1998      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $5,897.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/17/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   05/16/1998      $4,000.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,750.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,750.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,600.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   05/17/1998      $2,500.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   05/17/1998      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1998      $1,500.00                D         9/5/96



Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/17/1998      $2,500.00                D         9/5/96
                                                   05/17/1998      $3,100.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/16/1998      $4,000.00                D         9/5/96
                                                   05/14/2000      $5,891.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/17/1997      $2,500.00                D         9/5/96
                                                   05/18/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $3,434.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/14/1999      $3,920.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   12/21/1997      $2,000.00                D         9/5/96
                                                   12/21/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1998      $1,000.00                D         9/5/96



Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,000 00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   12/20/1996      $2,300.00                D         9/5/96
                                                   05/14/2000      $2,O00.00                D         9/5/96
                                                   05/14/2000      $2,500 00                D         9/5/96
                                                   05/17/1998      $2,O00.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   05/17/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   05/17/1998      $4,206.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,000 00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,750.00                D         9/5/96
                                                   05/14/2000      $1,250.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   12/19/1998      $1,500.00                D         9/5/96
                                                   05/18/1997      $2,O00.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,750.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/17/1998      $1,250.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,139.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,700.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,100.00                D         9/5/96
                                                   05/17/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96



Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/18/1997      $1,250.0C                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05/14/2000      $4,278.00                D         9/5/96
                                                   12/19/1998      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $5,000.00                D         9/5/96
                                                   05/17/1998      $2,000.00                D         9/5/96
                                                   12/21/1996      $1,500.00                D         9/5/96
                                                   12/21/1996      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,200.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05/14/2000      $5,212.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   12/21/1996      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $3,778.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $4,696.00                D         9/5/96



Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,400.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/18/1997      $3,500.00                D         9/5/96
                                                   12/20/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $4,388.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/1999      $1,750 00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/17/1999      $1,000 00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,752.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $5,388.00                D         9/5/96
                                                   05/17/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,750.00                D         9/5/96
                                                   05/17/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,600.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $5,000.00                D         9/5/96
                                                   05/14/2000      $3,460.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $3,000.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/17/1998      $2,000.00                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,318.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,750.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,200.00                D         9/5/96
                                                   05/16/1999      $1,000 00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $3,888.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1998      $2,460.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,400.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/17/1998      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,100.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/12/1999      $1,000.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,750.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,950.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/16/1999      $4,934.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/17/1998      $5,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   12/19/1998      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/12/1999      $2,000.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/17/1998      $1,000.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/14/2000      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,850.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1998      $1,500.00                D         9/5/96
                                                   05/16/1998      $1,250.00                D         9/5/96
                                                   05/14/2000      $1,200.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/17/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $4,459.00                D         9/5/96
                                                   05/12/1998      $2,784.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   12/21/1997      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $4,038.00                D         9/5/96
                                                   05/14/2000      $4,538.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/14/2000      $4,960.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $4,221.00                D         9/5/96
                                                   05/17/1998      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,750.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   09/14/2000      $4,706.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/18/1997      $2,O00.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,750.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/17/1998      $3,428.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/14/2000      $4,960.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500 00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   12/20/1997      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   12/21/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,250.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $3,960.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $3,678.00                D         9/5/96
                                                   05/18/1997      $1,750.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,O00.00                D         9/5/96
                                                   05/14/2000      $2,O00.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   12/21/1997      $2,O00.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/18/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05/1412000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/12/1998      $4,105.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   12/21/1996      $1,500.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,200.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,O00.00                D         9/5/96
                                                   05/14/2000      $5,388.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96



Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1998      $1,250.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $4,605.00                D         9/5/96
                                                   12/20/1998      $1,750.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,O00.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,700.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1998      $2,O00.00                D         9/5/96
                                                   05/14/2000      $3,934.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $4,960.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   12/21/1996      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/14/1999      $5,891.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,752.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $5,000.00                D         9/5/96
                                                   05/14/2000      $4,210.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $5,891.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/16/1998      $2,O00.00                D         9/5/96
                                                   05/18/1997      $5,000.00                D         9/5/96
                                                   05/12/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $5,000.00                D         9/5/96
                                                   05/16/1999      $1,375.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/14/2000      $4,781.00                D         9/5/96
                                                   05/18/1999      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/12/2000      $2,O00.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/17/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05116/1998      $1,000.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $3,105.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,O00.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   12/20/1997      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $4,258.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96



Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/12/2000      $3,212.00                D         9/5/96
                                                   05/12/2000      $2,888.00                D         9/5/96
                                                   05/14/2000      $3,096.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/12/2000      $4,605.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500 00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $4,560.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   12/15/1997      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $4,196.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $5,O28.00                D         9/5/96
                                                   05116/1999      $2,000.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $5,388.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/12/2000      $3,781.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/12/2000      $3,784.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/12/1999      $5,897.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/17/1997      $2,434.00                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $4,220.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $4,252.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/15/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,250.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/12/1998      $2,500.00                D         9/5/96
                                                   05/12/1998      $4,784.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,O00.00                D         9/5/96
                                                   05/14/2000      $2,O00.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $2,O00.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/12/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/18/1997      $2,O00.00                D         9/5/96
                                                   05/16/1999      $2,O00.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $1,750.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $3,752.00                D         9/5/96
                                                   05/14/2000      $3,391.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/30/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,O00.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,100.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $3,710.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,220.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $5,000.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   12/21/1997      $1,500.00                D         9/5/96
                                                   05/17/1997      $2,784.00                D         9/5/96
                                                   12/21/1996      $1,500.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/17/1999      $2,500.00                D         9/5/96
                                                   05/12/2000      $3,784.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,250.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $2,O00.00                D         9/5/96
                                                   05/14/2000      $2,250.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,700.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   12/21/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,250.00                D         9/5/96
                                                   05/12/1999      $2,500.00                D         9/5/96

                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/18/1997      $3,000.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1998      $1,000 00                D         9/5/96
                                                   05/14/2000      $4,960.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   12/21/1997      $1,500 00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,000 00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/12/2000      $4,255.00                D         9/5/96
                                                   05/14/2000      $1,000 00                D         9/5/96
                                                   05/16/1999      $1,250 00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $4,278.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   12/21/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,250.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,750.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $4,886.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,800.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/14/2000      $5,105.00                D         9/5/96
                                                   05/16/1998      $2,O00.00                D         9/5/96
                                                   05/14/2000      $3,720.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,775.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   12/12/1998      $4,784.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $2,O00.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/14/2000      $2,O00.00                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/18/1997      $3,000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $3,781.00                D         9/5/96
                                                   12/21/1998      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16t1999      $1,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $4,000.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   12/21/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $4,039.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $4,752.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05118/1997      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,600 00                D         9/5/96
                                                   05/18/1997      $1,750.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/12/2000      $4,605.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/16/1999      $2,000.00                D         9/5/96
                                                   05/18/1997      $2,000 00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $4,934.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/16/1998      $2,500.00                D         9/5/96
                                                   12/21/1996      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,600.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/16/1998      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/12/2000      $4,372.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/16/1999      $2,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/18/1997      $2,500.00                D         9/5/96
                                                   05/14/2000      $4,778.00                D         9/5/96
                                                   05/14/2000      $3,206.00                D         9/5/96
                                                   05/14/2000      $4,372.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $5,000.00                D         9/5/96
                                                   05/18/1997      $2,000.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $3,538.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,000.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/18/1997      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/16/1998      $1,500.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,100.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96





Clarkson University                                  GATE LOAN DISBURSEMENT ROSTER                NATIONAL COLLEGIATE TRUST
Box 5615                                                NOTE DATE: - 11/05/1996                   7 Tuckers Wharf
Lewis House                                              INTEREST RATE: - 9.25                    MARBLEHEAD, MA 01945
Potsdam, NY 136995615                               DISBURSEMENT DATE: - 11/15/1996               MULTIPLIER 0405
Anne Kinnear
SCHOOL CODE - 002699
-------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME            MI       EGD             LOAN AMOUNT          RM-STATUS     RM-NOTEDA
-------------------------------------------------------------------------------------------------------------------
                                                   05/14/2000      $4,783.00                D         9/5/96
                                                   05/16/1999      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,250.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,750.00                D         9/5/96
                                                   05/14/2000      $2,000.00                D         9/5/96
                                                   05/14/2000      $2,500.00                D         9/5/96
                                                   05/14/2000      $2,250.00                D         9/5/96
                                                   12/20/1998      $2,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/16/1998      $1,000.00                D         9/5/96
                                                   05/16/1999      $1,500.00                D         9/5/96
                                                   05/14/2000      $1,000.00                D         9/5/96
                                                   05/14/2000      $1,750.00                D         9/5/96
                                                   05/14/2000      $3,928.00                D         9/5/96
                                                   05/30/1999      $1,500.00                D         11/5/96
                                                   05/16/1999      $2,500.00                D         11/5/96
                                                   05/14/2000      $2,500.00                D         11/5/96
                                                   05/12/1999      $1,500.00                D         11/5/96
                                                   05/01/1999      $1,000.00                D         11/5/96
                                                   05/14/2000      $2,000.00                D         11/5/96

                                                                    TOTAL LOAN AMOUNT:      $2,092,365.00
                                                                    TOTAL DISBURSEMENT AMOUNT:          $1,098,491.75
                                                                    TOTAL NUMBER OF BORROWERS:    1,011
                                                                    TOTAL NOMBER OF COSIGNERS:    78





Franklin Pierce College                             GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
College Road - PO Box 60                               NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                        INTEREST RATE: - 9.50             MARBLEHEAD, MA 01945
Rindge, NH  034610060                              DISBURSEMENT DATE: - 11/22/1996        MULTIPLIER  .4400
Bruce Palmer
SCHOOL CODE - 002575
--------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME      MI       EGD           LOAN           RM-         RM-NOTEDA
                                                           AMOUNT         STATUS
--------------------------------------------------------------------------------------------------------------

                                             05/15/1999    $1,400.00      D           9/5/96
                                             05/15/1999    $1,050.00      D           9/5/96
                                             05/15/2000    $1,200.00      D           9/5/96
                                             05/13/1997    $1,000.00      D           9/5/96
                                             05/15/1999    $1,100.00      D           9/5/96
                                             12/15/1997    $1,100.00      D           9/5/96
                                             05/15/1999    $1,100.00      D           9/5/96
                                             05/15/1998    $1,000.00      D           9/5/96
                                             05/15/1998    $1,400.00      D           9/5/96
                                             05/15/2000    $1,000.00      D           9/5/96
                                             05/15/2000    $1,150.00      D           9/5/96
                                             05/15/1999    $1,200.00      D           9/5/96
                                             05/15/1998    $1,000.00      D           9/5/96
                                             05/15/2000    $1,700.00      D           9/5/96
                                             05/15/1998    $1,000 00      D           9/5/96
                                             05/15/1999    $1,800.00      D           9/5/96
                                             05/15/1997    $1,750.00      D           9/5/96
                                             05/15/1997    $2,000.00      D           9/5/96
                                             05/13/1997    $1,000.00      D           9/5/96
                                             05/15/1997    $1,250.00      D           9/5/96
                                             05/15/2000    $1,600.00      D           9/5/96
                                             05/15/1997    $1,100.00      D           9/5/96
                                             05/15/2000    $1,200.00      D           9/5/96
                                             05/15/2000    $1,800.00      D           9/5/96
                                             05/15/2000    $1,000 00      D           9/5/96
                                             05/15/2000    $1,700.00      D           9/5/96
                                             05/15/1999    $1,200.00      D           9/5/96
                                             05/15/1999    $1,000.00      D           9/5/96
                                             05/15/2000    $1,000.00      D           9/5/96



Franklin Pierce College                             GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
College Road - PO Box 60                               NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                        INTEREST RATE: - 9.50             MARBLEHEAD, MA 01945
Rindge, NH  034610060                              DISBURSEMENT DATE: - 11/22/1996        MULTIPLIER  .4400
Bruce Palmer
SCHOOL CODE - 002575
--------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME      MI       EGD           LOAN           RM-         RM-NOTEDA
                                                           AMOUNT         STATUS
--------------------------------------------------------------------------------------------------------------
                                             05/15/1999    $1,600.00      D           9/5/96
                                             05/15/1998    $1,100.00      D           9/5/96
                                             05/15/2000    $1,400.00      D           9/5/96
                                             05/15/1998    $3,400.00      D           9/5/96
                                             05/15/1999    $1,000.00      D           9/5/96
                                             05/15/2000    $1,900.00      D           9/5/96
                                             05/15/1999    $1,200.00      D           9/5/96
                                             05/15/1997    $2,500.00      D           9/5/96
                                             05/15/1999    $1,200.00      D           9/5/96
                                             05/15/1999    $1,500.00      D           9/5/96
                                             05115/1998    $1,300.00      D           915/96

                                             05/15/2000    $2,450.00      D           9/5/96
                                             05/15/1998    $2,000.00      D           915196

                                             05/15/1999    $1,100.00      D           915196
                                             05/15/2000    $1,350.00      D           9/5/96
                                             05/1511998    $2,000.00      D           9/5/96
                                             0511511997    $1,000.00      D           9/5/96
                                             0511512000    $1,150.00      D           915196
                                             05113/1997    $1,000.00      D           9/5/96
                                             05/15/1997    $1,000.00      D           9/5/96
                                             05/13/1997    $1,500.00      D           9/5/96
                                             05/15/1998    $1,500.00      D           9/5/96
                                             05/15/1999    $1,500.00      D           9/5/96
                                             05/15/1999    $1,500.00      D           9/5/96
                                             05/15/1999    $2,503.00      D           9/5/96
                                             05/15/1999    $1,500.00      D           9/5/96
                                             05/15/2000    $1,800.00      D           9/5/96
                                             05/15/1999    $1,500.00      D           9/5/96





Franklin Pierce College                             GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
College Road - PO Box 60                               NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                        INTEREST RATE: - 9.50             MARBLEHEAD, MA 01945
Rindge, NH  034610060                              DISBURSEMENT DATE: - 11/22/1996        MULTIPLIER  .4400
Bruce Palmer
SCHOOL CODE - 002575
--------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME      MI       EGD           LOAN           RM-         RM-NOTEDA
                                                           AMOUNT         STATUS
--------------------------------------------------------------------------------------------------------------
                                             05/15/1997    $2,000.00      D           9/5/96
                                             05/15/1999    $1,300.00      D           9/5/96
                                             05/15/1998    $1,100.00      D           9/5/96
                                             05/15/1998    $1,500.00      D           9/5/96
                                             05/15/1999    $1,000.00      D           9/5/96
                                             05/15/1998    $1,100.00      D           9/5/96
                                             05/15/1998    $1,300.00      D           9/5/96
                                             05/15/1999    $1,000.00      D           9/5/96
                                             05/15/2000    $1,000.00      D           9/5/96
                                             05/15/2000    $1,000.00      D           9/5/96
                                             05/15/1997    $1,000.00      D           9/5/96
                                             05/15/1998    $1,000.00      D           9/5/96
                                             05/15/1997    $1,000.00      D           9/5/96
                                             05/15/2000    $1,200.00      D           9/5/96
                                             05/15/1998    $1,500.00      D           9/5/96
                                             05/15/1998    $1,500.00      D           9/5/96
                                             05/15/2000    $1,400.00      D           9/5/96
                                             05/15/2000    $1,300.00      D           9/5/96
                                             05/15/1997    $1,500.00      D           9/5/96
                                             05/15/1999    $1,800.00      D           9/5/96
                                             05/15/1998    $2,000.00      D           9/5/96
                                             05/15/1998    $1,500.00      D           9/5/96
                                             05/15/1997    $1,000.00      D           9/5/96
                                             05/15/2000    $1,700.00      D           9/5/96
                                             05/15/1998    $1,150.00      D           9/5/96
                                             05/15/1999    $1,400.00      D           9/5/96
                                             05/15/1998    $1,000.00      D           9/5/96
                                             05/15/2000    $1,600.00      D           9/5/96
                                             05/15/1998    $1,000.00      D           9/5/96
                                             05/15/1998    $1,250.00      D           9/5/96





Franklin Pierce College                             GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
College Road - PO Box 60                               NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                        INTEREST RATE: - 9.50             MARBLEHEAD, MA 01945
Rindge, NH  034610060                              DISBURSEMENT DATE: - 11/22/1996        MULTIPLIER  .4400
Bruce Palmer
SCHOOL CODE - 002575
--------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME      MI       EGD           LOAN           RM-         RM-NOTEDA
                                                           AMOUNT         STATUS
--------------------------------------------------------------------------------------------------------------
                                             05/15/2000    $1,150.00      D           9/5/96
                                             05/15/2000    $1,700.00      D           9/5/96
                                             05/15/2000    $1,000.00      D           9/5/96
                                             05/15/2000    $1,250.00      D           9/5/96
                                             05/15/1999    $1,000.00      D           9/5/96
                                             05/15/2000    $1,200.00      D           9/5/96
                                             05/15/1999    $1,500.00      D           9/5/96
                                             05/15/1999    $1,000.00      D           9/5/96
                                             05/15/1997    $1,500.00      D           9/5/96
                                             05/15/1999    $1,100.00      D           9/5/96
                                             05/15/1998    $1,000.00      D           9/5/96
                                             05/15/1998    $1,100.00      D           9/5/96
                                             05/15/1998    $2,000.00      D           9/5/96
                                             05/15/2000    $1,100.00      D           9/5/96
                                             05/15/2000    $1,300.00      D           9/5/96
                                             05/15/1998    $1,250.00      D           9/5/96
                                             05/15/2000    $1,600.00      D           9/5/96
                                             05/15/2000    $1,050.00      D           9/5/96
                                             05/15/2000    $1,000.00      D           9/5/96
                                             05/15/2000    $1,000.00      D           9/5/96
                                             05/15/2000    $1,200.00      D           9/5/96
                                             05/15/2000    $1,100.00      D           9/5/96
                                             05/15/2000    $1,000.00      D           9/5/96
                                             05/15/2000    $1,300.00      D           9/5/96
                                             05/15/1998    $1,750.00      D           9/5/96
                                             05/15/1998    $1,100.00      D           9/5/96
                                             05/15/1999    $1,100.00      D           9/5/96
                                             05/15/1997    $1,800.00      D           11/5/96
                                             05/15/1997    $1,200.00      D           11/5/96
                                             05/15/2000    $1,700.00      D           11/5/96



Franklin Pierce College                             GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
College Road - PO Box 60                               NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                        INTEREST RATE: - 9.50             MARBLEHEAD, MA 01945
Rindge, NH  034610060                              DISBURSEMENT DATE: - 11/22/1996        MULTIPLIER  .4400
Bruce Palmer
SCHOOL CODE - 002575
--------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME      MI       EGD           LOAN           RM-         RM-NOTEDA
                                                           AMOUNT         STATUS
--------------------------------------------------------------------------------------------------------------
                                             05/15/1999    $1,700.00      D           11/5/96
                                             05/15/2000    $1,200.00      D           11/5/96
                                             05/15/1998    $1,850.00      D           11/5/96
                                             05/15/1999    $1,000.00      D           11/5/96
                                             05/15/2000    $1,000.00      D           11/5/96
                                             05/15/1999    $1,000.00      D           11/5/96
                                             05/15/1997    $1,000.00      D           11/5/96
                                             05/15/2000    $1,200.00      D           11/5/96
                                             05/15/2000    $1,400.00      D           11/5/96
                                             05/15/1999    $1,000.00      D           11/5/96
                                             05/15/1999    $2,400.00      D           11/5/96
                                             05/15/2000    $1,400.00      D           11/5/96
                                             05/15/2000    $1,200.00      D           11/5/96
                                             05/15/2000    $1,900.00      D           11/5/96
                                             05/15/1998    $5,300.00      D           11/5/96
                                             05/15/2000    $1,800.00      D           11/5/96
                                             05/15/2000    $1,250.00      D           11/5/96
                                             05/15/2000    $1,200.00      D           11/5/96
                                             05/15/2000    $1,000.00      D           11/5/96

                                                                                 TOTAL LOAN AMOUNT:            $188,203.00
                                                                                 TOTAL DISBURSEMENT AMOUNT:    $82,809.32
                                                                                 TOTAL NUMBER OF BORROWERS:    136
                                                                                 TOTAL NOMBER OF COSIGNERS:    0





GENEVA COLLEGE                                       GATE LOAN DISBURSEMENT ROSTER           NATIONAL COLLEGIATE TRUST
3200 COLLEGE AVENUE                                      DISBURSEMENT DATE -                 7 Tuckers Wharf
BEAVER FALLS, PA 15010                              POOL/PROCESSING DATE - 01/15/96          MARBLEHEAD, MA 01945
MIKE FOX                                                  INTEREST RATE - 02                 MULTIPLIER .445
SCHOOL CODE - 003267                                        POOL - 03/07/96
                                                         BOND POOL - 1996 S-1

                           BORROWER                EGD            LOAN AMT           DISB AMT             COS
----------------------------------------------     ---            --------           --------             ---
                                                  05/99           $1,400.00                $               C
                                                                                                    TOTAL LOAN AMOUNT      $1,400.00

                                                                                                    TOTAL DISBURSEMENTS            1





Geneva College                                      GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                       NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                        INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Beaver Falls, PA  15010                            DISBURSEMENT DATE: - 11/22/1996        MULTIPLIER  .4000
Bruce Palmer
SCHOOL CODE - 003267
--------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME      MI       EGD           LOAN           RM-         RM-NOTEDA
                                                           AMOUNT         STATUS
--------------------------------------------------------------------------------------------------------------
                                             05/15/2001    $18,632.00     D           9/5/96
                                             05/15/1999    $2,100.00      D           9/5/96



                                                                                 TOTAL LOAN AMOUNT:            $20,732.00
                                                                                 TOTAL DISBURSEMENT AMOUNT:    $8,292.80
                                                                                 TOTAL NUMBER OF BORROWERS:    2
                                                                                 TOTAL NOMBER OF COSIGNERS:    2





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1999    $2,500.00      D               9/5/96
                                               05/31/1998    $2,O00.00      D               9/5/96
                                               05/31/2000    $1,000.00      D               9/5/96
                                               05/31/1999    $1,600.00      D               9/5/96
                                               05/31/2000    $1,650.00      D               9/5/96
                                               05/31/1999    $1,100.00      D               9/5/96
                                               05/31/2000    $4,000.00      D               9/5/96
                                               05/31/2000    $2,700.00      D               9/5/96
                                               05/31/1998    $2,600.00      D               9/5/96
                                               05/31/2000    $3,000.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $2,350.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               12/31/1999    $1,480.00      D               9/5/96
                                               05/31/1999    $3,900.00      D               9/5/96
                                               05/31/2000    $1,650.00      D               9/5/96
                                               05/31/2000    $1,000.00      D               9/5/96
                                               05/31/1999    $1,425.00      D               9/5/96
                                               05/31/2000    $2,850.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/2000    $2,750.00      D               9/5/96
                                               05/31/1997    $1,000.00      D               9/5/96
                                               05/31/1997    $1,900.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1999    $4,750.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $2,500.00      D               9/5/96
                                               05/31/1998    $2,825.00      D               9/5/96
                                               05/31/1999    $4,225 00      D               9/5/96
                                               05/31/1998    $4,750.00      D               9/5/96
                                               05/21/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,250.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/2000    $4,450.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1998    $2,850.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1999    $1,250.00      D               9/5/96
                                               05/31/2000    $3,500.00      D               9/5/96
                                               05/31/2000    $4,250.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $2,400.00      D               9/5/96
                                               05/31/2000    $1,125.00      D               9/5/96
                                               05/31/1998    $1,500.00      D               9/5/96
                                               05/31/2000    $2,200.00      D               9/5/96
                                               05/31/1998    $1,500.00      D               9/5/96
                                               05/31/2000    $4,850.00      D               9/5/96
                                               05/31/2000    $3,075.00      D               9/5/96
                                               05/31/1997    $3,250.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1997    $3,150.00      D               9/5/96
                                               05/31/1998    $1,150.00      D               9/5/96
                                               05/31/1997    $5,700.00      D               9/5/96
                                               05/31/2000    $1,155.00      D               9/5/96
                                               05/31/1997    $1,500.00      D               9/5/96
                                               05/31/1997    $1,900.00      D               9/5/96
                                               05/31/1997    $1,450.00      D               9/5/96
                                               05/31/1999    $3,000.00      D               9/5/96
                                               05/31/2000    $4,300.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/2000    $3,000.00      D               9/5/96
                                               05/31/2000    $1,000.00      D               9/5/96
                                               05/31/1997    $1,500.00      D               9/5/96
                                               05/31/1999    $1,900.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/1998    $1,750.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1999    $3,500.00      D               9/5/96
                                               05/31/2000    $3,750.00      D               9/5/96
                                               05/31/2000    $2,900.00      D               9/5/96
                                               05/31/2000    $3,825.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/1998    $1,800.00      D               9/5/96
                                               05/31/1999    $1,680.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,000.00      D               9/5/96
                                               05/31/1999    $2,700.00      D               9/5/96



Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1999    $1,450.00      D               9/5/96
                                               05/31/2000    $1,075.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $2,700.00      D               9/5/96
                                               05/31/2000    $1,725.00      D               9/5/96
                                               05/31/1997    $1,800.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/1999    $2,500.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5196
                                               05/31/1997    $1,400.00      D               9/5/96
                                               05/31/1997    $2,375.00      D               9/5/96
                                               05/31/2000    $2,375.00      D               9/5/96
                                               05/31/1999    $1,700.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1999    $3,900.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/1997    $1,400.00      D               9/5/96
                                               05/31/1998    $3,250.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1999    $4,450.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/2000    $2,850.00      D               9/5/96



Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
---------------------------------------------------------------------------------------------------------------------
AST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                            AMOUNT
---------------------------------------------------------------------------------------------------------------------
                                               05/31/1998    $2,O00.00      D               9/5/96
                                               05/31/2000    $1,250.00      D               9/5/96
                                               05/31/1998    $2,150.00      D               9/5/96
                                               05/31/1998    $3,665.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,215.00      D               9/5/96
                                               05/31/1999    $4,000.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,900.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1998    $3,600.00      D               9/5/96
                                               05/31/2000    $1,250.00      D               9/5/96
                                               05/31/1997    $3,250.00      D               9/5/96
                                               05/31/2000    $1,000.00      D               9/5/96
                                               05/31/1997    $1,000.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1998    $1,550.00      D               9/5/96
                                               05/31/2000    $4,550.00      D               9/5/96
                                               05/31/1997    $2,250.00      D               9/5/96
                                               05/31/1998    $1,100.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,300.00      D               9/5/96
                                               05/31/2000    $2,750.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1999    $4,750.00      D               9/5/96
                                               05/31/1997    $3,850.00      D               9/5/96
                                               05/31/1999    $4,500.00      D               9/5/96
                                               05/31/2000    $1,300.00      D               9/5/96
                                               05/31/2000    $1,100.00      D               9/5/96
                                               05/31/2000    $2,100.00      D               9/5/96
                                               05/31/1998    $1,000.00      D               9/5/96
                                               05/31/1997    $1,000.00      D               9/5/96
                                               05/31/1998    $1,500.00      D               9/5/96
                                               05/31/2000    $2,400.00      D               9/5/96
                                               05/31/2000    $1,415.00      D               9/5/96
                                               05/31/1998    $1,800.00      D               9/5/96
                                               05/31/1998    $2,900.00      D               9/5/96
                                               05/31/2000    $3,400.00      D               9/5/96
                                               05/31/1999    $4,750.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/1998    $2,400.00      D               9/5/96
                                               05/31/1999    $2,100.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/1999    $3,350.00      D               9/5/96
                                               05/31/1998    $2,500.00      D               9/5/96
                                               05/31/2000    $1,065.00      D               9/5/96
                                               05/31/2000    $2,750.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/2000    $4,050.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $2,O00.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1997    $2,400.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/1997    $2,000.00      D               9/5/96
                                               05/31/2000    $4,250.00      D               9/5/96
                                               05/31/1998    $4,400.00      D               9/5/96
                                               05/31/1998    $1,500.00      D               9/5/96
                                               05/31/2000    $1,250.00      D               9/5/96
                                               05/31/2000    $2,275.00      D               9/5/96
                                               05/31/2000    $4,000.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/1999    $3,175.00      D               9/5/96
                                               05/31/2000    $1,925.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/2000    $3,375.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/1998    $1,975.00      D               9/5/96
                                               05/31/1997    $1,050.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $4,450.00      D               9/5/96
                                               05/31/1998    $1,850.00      D               9/5/96
                                               05/31/2000    $4,000.00      D               9/5/96
                                               05/31/2000    $4,125.00      D               9/5/96
                                               05/31/1998    $1,700.00      D               9/5/96
                                               05/31/1997    $2,950.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/1999    $1,750.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/2000    $4,375.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1997    $2,550.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/1997    $1,950.00      D               9/5/96
                                               05/31/1999    $1,400.00      D               9/5/96
                                               05/31/2000    $4,850.00      D               9/5/96
                                               05/31/1997    $2,625.00      D               9/5/96
                                               05/31/1997    $2,400.00      D               9/5/96
                                               05/31/2000    $3,825.00      D               9/5/96
                                               05/31/1999    $3,000 00      D               9/5/96
                                               05/31/1998    $3,150.00      D               9/5/96
                                               05/31/2000    $1,000.00      D               9/5/96
                                               05/31/1999    $3,000.00      D               9/5/96
                                               05/31/1998    $2,500.00      D               9/5/96
                                               05/31/2000    $2,400.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,000.00      D               9/5/96
                                               05/31/1998    $1,800.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1997    $1,400.00      D               9/5/96
                                               05/31/1997    $1,600.00      D               9/5/96
                                               05/31/1998    $3,200.00      D               9/5196
                                               05/31/1998    $2,800.00      D               9/5/96
                                               05/31/1999    $1,595.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5196





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1998    $2,450.00      D               9/5/96
                                               05/31/1997    $1,700.00      D               9/5/96
                                               05/31/1998    $2,700.00      D               9/5/96
                                               05/31/2000    $2,600.00      D               9/5/96
                                               05/31/1997    $2,900.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/1999    $4,750.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/1999    $3,200.00      D               9/5/96
                                               05/31/2000    $3,350.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $2,500.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $1,075.00      D               9/5/96
                                               05/31/2000    $3,050.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/1998    $2,800.00      D               9/5/96
                                               05/31/1999    $3,600.00      D               9/5/96
                                               05/31/1997    $2,500.00      D               9/5/96
                                               05/31/2000    $2,750.00      D               9/5/96
                                               05/31/2000    $1,200.00      D               9/5/96
                                               05/31/1999    $2,250.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $3,050.00      D               9/5/96
                                               05/31/1997    $1,000.00      D               9/5/96
                                               05/25/1997    $1,600.00      D               9/5/96
                                               05/31/2000    $4,600.00      D               9/5/96
                                               05/31/1997    $3,650.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1999    $2,150.00      D               9/5/96
                                               05/31/1999    $3,100.00      D               9/5/96
                                               05/31/1999    $1,550.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/1998    $2,400.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1998    $3,850.00      D               9/5/96
                                               05/31/1998    $3,990.00      D               9/5/96
                                               05/31/1998    $2,400.00      D               9/5/96
                                               05/31/2000    $4,550.00      D               9/5/96
                                               05/31/1999    $2,500.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/1998    $1,500.00      D               9/5/96
                                               05/31/1998    S1,750.00      D               9/5/96
                                               05/31/2000    $2,175.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,600.00      D               9/5/96
                                               05/31/1999    $2,950.00      D               9/5/96
                                               05/31/1998    $1,250.00      D               9/5/96
                                               05/31/2000    $1,050.00      D               9/5/96
                                               05/31/1998    $2,375.00      D               9/5/96
                                               05/31/2000    $4,450.00      D               9/5/96
                                               05/31/2000    $2,500.00      D               9/5/96
                                               05/31/1998    $2,128.00      D               9/5/96
                                               05/31/2000    $4,375.00      D               9/5/96
                                               05/31/1997    $1,450.00      D               9/5/96
                                               05/31/1999    $1,250.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1998    $1,200.00      D               9/5/96
                                               05/31/2000    $1,850.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1998    $2,550.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $2,800.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/1999    $4,750.00      D               9/5/96
                                               05/31/2000    $3,600.00      D               9/5/96
                                               05/31/2000    $3,000.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1997    $2,425.00      D               9/5/96
                                               05/31/2000    $2,375.00      D               9/5/96
                                               05/30/1999    $4,150.00      D               9/5/96
                                               05/31/1998    $2,700.00      D               9/5/96
                                               05/31/1998    $1,400.00      D               9/5/96
                                               05/31/1999    $3,000.00      D               9/5/96
                                               05/31/2000    $1,000.00      D               9/5/96
                                               05/31/1998    $2,000.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $2,500.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/1999    $2,650.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1998    $1,600.00      D               9/5/96
                                               05/31/1998    $1,700.00      D               9/5/96
                                               05/31/1999    $2,000.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/2000    $3,000.00      D               9/5/96
                                               05/31/2000    $2,250.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,250.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/2000    $1,250.00      D               9/5/96
                                               05/31/1999    $1,900.00      D               9/5/96
                                               05/31/1998    $2,650.00      D               9/5/96
                                               05/31/1998    $2,100.00      D               9/5/96
                                               05/31/1998    $2,500.00      D               9/5/96
                                               05/31/1997    $3,000.00      D               9/5/96
                                               05/31/2000    $2,450.00      D               9/5/96
                                               05/31/2000    $3,300.00      D               9/5/96
                                               05/31/1998    $3,525.00      D               9/5/96
                                               05/31/2000    $1,135.00      D               9/5/96
                                               05/31/1998    $1,000.00      D               9/5/96
                                               05/31/1999    $1,250.00      D               9/5/96
                                               05/31/1999    $2,250.00      D               9/5/96
                                               05/31/2000    $1,700.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/2000    $1,550.00      D               9/5/96
                                               05/31/2000    $1,000.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $3,000.00      D               9/5/96
                                               05/31/1998    $1,000.00      D               9/5/96
                                               05/31/2000    $1,900.00      D               9/5/96



Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/1998    $1,000.00      D               9/5/96
                                               05/31/1998    $1,850.00      D               9/5/96
                                               05/31/1997    $1,200.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $4,550.00      D               9/5/96
                                               05/31/2000    $2,500.00      D               9/5/96
                                               05/31/1998    $2,900.00      D               9/5/96
                                               05/31/2000    $4,600.00      D               9/5/96
                                               05/31/2000    $3,750.00      D               9/5/96
                                               05/31/2000    $2,875.00      D               9/5/96
                                               05/31/2000    $3,500.00      D               9/5/96
                                               05/31/1997    $1,050.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1997    $3,250.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               95/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/2000    $3,500.00      D               9/5/96
                                               05/31/2000    $2,750.00      D               9/5/96
                                               05/31/1999    S3,150.00      D               9/5/96
                                               05/31/1998    $1,500.00      D               9/5/96
                                               05/31/1998    $1,750.00      D               9/5/96
                                               05/31/2000    $2,O50.00      D               9/5/96
                                               05/31/1999    $2,200.00      D               9/5/96
                                               05/31/2000    $3,300.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $4,850.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/2000    $2,550.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1998    $1,950.00      D               9/5/96
                                               05/31/2000    $2,000.00      D               9/5/96
                                               05/31/1999    $2,435.00      D               9/5/96
                                               05/31/1999    $2,400.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/1998    $1,500.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1999    $1,750.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1998    $1,500.00      D               9/5/96
                                               05/31/2000    $3,500 00      D               9/5/96
                                               05/31/2000    $3,100.00      D               9/5/96
                                               05/31/2000    $4,750 00      D               9/5/96
                                               05/31/1998    $1,250.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/1999    $4,700.00      D               9/5/96
                                               05/31/1998    $2,750.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1999    $1,300.00      D               9/5/96
                                               05/31/1998    $2,238.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/1998    $1,350.00      D               9/5/96
                                               05/31/1997    $1,100.00      D               9/5/96
                                               05/31/1999    $1,250.00      D               9/5/96
                                               05/31/1998    $2,000.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/2000    $2,750.00      D               9/5/96
                                               05/31/1998    $1,000.00      D               9/5/96
                                               05/31/1997    $1,350.00      D               9/5/96
                                               05/31/1997    $1,500.00      D               9/5/96
                                               05/31/2000    $3,550.00      D               9/5/96
                                               05/31/1999    $4,750.00      D               9/5/96
                                               05/31/1998    $3,250.00      D               915/96
                                               05/31/1998    $2,O00.00      D               9/5/96
                                               05/31/1998    $1,750.00      D               9/5/96
                                               05/31/1997    $1,000.00      D               9/5/96
                                               05/31/1997    $2,650.00      D               9/5/96
                                               05/31/2000    $1,850.00      D               9/5/96
                                               05/31/1199    $1,150.00      D               915196
                                               05131/199     $1,200.00      D               915196
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1999    $2,850.00      D               9/5/96
                                               05/31/1999    $1,350.00      D               9/5/96
                                               05/31/1999    $2,400.00      D               915196
                                               05/31/1998    $2,900.00      D               915196
                                               05/31/2000    $2,300.00      D               9/5/96
                                               05/31/1998    $2,000.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $2,750.00      D               9/5/96
                                               05/31/2000    $4,000.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $3,500.00      D               9/5/96
                                               05/31/1999    $3,100.00      D               9/5/96
                                               05/31/1999    $3,100.00      D               9/5/96
                                               05/31/1998    $1,600.00      D               9/5/96
                                               05/31/1998    $1,000.00      D               9/5/96
                                               05/31/2000    $1,475.00      D               9/5/96
                                               05/31/2000    $3,975.00      D               9/5/96
                                               05/31/2000    $3,250.00      D               9/5/96
                                               05/25/1997    $1,500.00      D               9/5/96
                                               05/31/1998    $2,430.00      D               9/5/96
                                               05/31/2000    $4,650.00      D               9/5/96
                                               05/31/2000    $2,500.00      D               9/5/96
                                               05/31/1999    $3,800.00      D               9/5/96
                                               05/31/1998    $1,600.00      D               9/5/96
                                               05/25/1997    $3,250.00      D               9/5/96
                                               05/31/1998    $1,000.00      D               9/5/96
                                               05/31/1998    $2,800.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               915196
                                               05/31/2000    $1,500.00      D               915196
                                               05/31/1999    $1,500.00      D               915196
                                               05/31/1999    $1,300.00      D               915/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/2000    $2,500.00      D               915196
                                               05/31/1999    $2,150.00      D               915196
                                               05/31/1999    $2,250.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1998    $3,700.00      D               9/5/96
                                               05/31/1999    $1,250.00      D               9/5/96
                                               05/31/1998    $2,250.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $2,100.00      D               9/5/96
                                               05/31/2000    $3,900.00      D               9/5/96
                                               05/31/2000    $4,250.00      D               9/5/96
                                               05/31/1999    $3,250.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,850.00      D               9/5/96
                                               05/31/1998    $2,175.00      D               9/5/96
                                               05/31/2000    $4,250.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $4,250.00      D               9/5/96
                                               05/31/1997    $3,500.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $2,050.00      D               9/5/96
                                               05/31/1999    $1,000.00      D               9/5/96
                                               05/31/1999    $1,550.00      U               9/5/96
                                               05/31/1999    $4,750.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/2000    $3,000.00      D               9/5/96
                                               05/31/2000    $4,500.00      D               9/5/96
                                               05/31/1999    $2,725.00      D               9/5/96
                                               05/25/1997    $1,250.00      D               9/5/96
                                               05/31/1997    $1,500.00      D               9/5/96
                                               05/31/2000    $3,650.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/1998    $2,200.00      D               9/5/96
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,250.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/1999    $1,500.00      D               9/5/96
                                               05/31/2000    $4,500.00      D               9/5/96
                                               05/31/2000    $2,525.00      D               9/5/96
                                               05/31/1997    $3,140.00      D               9/5/96
                                               05/31/2000    $3,950.00      D               9/5/96
                                               05/31/1999    $2,150.00      D               9/5/96
                                               05/31/1997    $2,O00.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $3,425.00      D               9/5/96
                                               05/31/1999    $1,650.00      D               9/5/96
                                               05/31/1999    $3,000.00      D               9/5/96
                                               05/31/1999    $2,750.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/1999    $4,050.00      D               9/5/96
                                               05/31/2000    $3,475.00      D               9/5/96
                                               05/25/1997    $3,000.00      D               9/5/96





Hartwick College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                        NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Oneonta, NY  13820                                  DISBURSEMENT DATE: - 11/01/1996        MULTIPLIER  .5325
Ellen Miller
SCHOOL CODE - 002729
----------------------------------------------------------------------------------------------------------------------
LAST NAME            FIRST NAME       MI       EGD           LOAN           RM STATUS       RM-NOTEDA
                                                             AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                               05/31/2000    $4,750.00      D               9/5/96
                                               05/31/2000    $1,500.00      D               9/5/96
                                               05/31/2000    $1,750.00      D               9/5/96
                                               05/31/2000    $2,O00.00      D               9/5/96
                                               05/31/2000    $3,300.00      D               9/5/96
                                               05/31/1997    $1,100.00      D               9/5/96
                                               05/31/1998    $2,250.00      D               9/5/96
                                               05/31/1999    $2,750.00      D               9/5/96

                                                                   TOTAL LOAN AMOUNT:            $1,291,516.00
                                                                   TOTAL DISBURSEMENT AMOUNT:    $687,731.29
                                                                   TOTAL NUMBER OF BORROWERS:    513
                                                                   TOTAL NUMBER OF COSIGNERS:    37






Kings College                                       GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
                                                       NOTE DATE: - 10/05/1996            7 TUCKERS WHARF
                                                        INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Wilkes-Barre, PA  18711                            DISBURSEMENT DATE: - 11/15/1996        MULTIPLIER  .5100
Henry Chance
SCHOOL CODE - 003282
--------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME      MI       EGD           LOAN           RM-         RM-NOTEDA
                                                           AMOUNT         STATUS
--------------------------------------------------------------------------------------------------------------
                                             08/15/2000    $2,000.00      D           10/5/96
                                             05/15/1998    $1,000.00      D           10/5/96




                                                                                 TOTAL LOAN AMOUNT:            $3,000.00
                                                                                 TOTAL DISBURSEMENT AMOUNT:    $1,530.00
                                                                                 TOTAL NUMBER OF BORROWERS:    2
                                                                                 TOTAL NUMBER OF COSIGNERS:    1





Linfield College                                     GATE LOAN DISBURSEMENT ROSTER        NATIONAL COLLEGIATE TRUST
2255 N.W. Northrup                                      NOTE DATE: - 10/05/1996           7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25            MARBLEHEAD, MA 01945
Portland, OR  972102952                             DISBURSEMENT DATE: - 11/08/1996       MULTIPLIER  .5050
Laura Mathewson
SCHOOL CODE - 319801
--------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME      MI       EGD           LOAN           DISBURSEMENT       COSIGNER
                                                           AMOUNT         AMOUNT
--------------------------------------------------------------------------------------------------------------
                                             05/30/1997    $4,000.00      $2,020.00          C
                                             05/30/1998    $8,000.00      $4,040.00          C
                                             05/30/1997    $5,000.00      $2,525.00          C
                                             05/30/1998    $8,000.00      $4,040.00          C
                                             05/30/1997    $5,000.00      $2,525.00          C


                                                                                 TOTAL LOAN AMOUNT:            $30,000.00
                                                                                 TOTAL DISBURSEMENT AMOUNT:    $15,150.00
                                                                                 TOTAL NUMBER OF BORROWERS:    5
                                                                                 TOTAL NUMBER OF COSIGNERS:    5


Lycoming College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
Box 155 700 College Place                               NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Williamsport, PA  17701                             DISBURSEMENT DATE: - 11/08/1996        MULTIPLIER  .4925
Ben Confort
SCHOOL CODE - 003293
---------------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME          MI      EGD              LOAN AMOUNT        RM_STATUS       RM_NOTEDA
---------------------------------------------------------------------------------------------------------------------
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000 00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96


                                         Page 79







Lycoming College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
Box 155 700 College Place                               NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Williamsport, PA  17701                             DISBURSEMENT DATE: - 11/08/1996        MULTIPLIER  .4925
Ben Confort
SCHOOL CODE - 003293
---------------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME          MI      EGD              LOAN AMOUNT        RM_STATUS       RM_NOTEDA
---------------------------------------------------------------------------------------------------------------------
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000 00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000 00          D               9/5/96


                                         Page 80







Lycoming College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
Box 155 700 College Place                               NOTE DATE: - 09/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Williamsport, PA  17701                             DISBURSEMENT DATE: - 11/08/1996        MULTIPLIER  .4925
Ben Confort
SCHOOL CODE - 003293
---------------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME          MI      EGD              LOAN AMOUNT        RM_STATUS       RM_NOTEDA
---------------------------------------------------------------------------------------------------------------------
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000 00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96
                                               05/07/2000       $1,000.00          D               9/5/96

                                                                          TOTAL LOAN AMOUNT:            $74,000.00
                                                                          TOTAL DISBURSEMENT AMOUNT:    $36,445.00
                                                                          TOTAL NUMBER OF BORROWERS:    74
                                                                          TOTAL NUMBER OF COSIGNERS:    4



MOUNT IDA COLLEGE                                    GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
777 DEDHAM STREET                                    DISBURSEMENT DATE - 01/15/96                  7 Tuckers Wharf
NEWTON CENTRE, MA 02159                             POOL/PROCESSING DATE - 06/13/96                MARBLEHEAD, MA 01945
BEVERLY GUERIN                                           INTEREST RATE - 8.75                      MULTIPLIER 0.285
SCHOOL CODE - 002193                                           POOL - 02
                                                          BOND POOL - 1996-S2

                            BORROWER              EGD            LOAN AMT          DISB AMT             COS
- ---------------------------------------------   ---            --------          --------             ---

                                               05/97          $2,000.00          $570.00               C
                                               05/97          $2,337.00          $666.05
                                               05/96          $2,200.00          $627.00
                                               05/97          $3,000.00          $855.00               C
                                               05/97          $2,500.00          $712.50               C
                                               12/96          $4,740.00          $1,350.90
                                               05/98          $1,440.00          $410.40               C
                                               05/97          $1,535.00          $437.48               C
                                               05/96          $8,100.00          $2,308.50
                                               05/96          $2,670.00          $760.95
                                               05/97          $1,000.00          $285.00

                                                                                                    TOTAL LOAN AMOUNT     $31,522.00
                                                                                                    TOTAL DISB. AMOUNT    $ 8,983.77
                                                                                                    TOTAL DISBURSEMENTS           11



Mount Ida College                                    GATE LOAN DISBURSEMENT ROSTER        NATIONAL COLLEGIATE TRUST
777 Dedham Street                                       NOTE DATE: - 11/05/1996           7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25            MARBLEHEAD, MA 01945
Newton Centre, MA  02159                            DISBURSEMENT DATE: - 11/15/1996       MULTIPLIER  .3775
Beverly Guerin
SCHOOL CODE - 02193
---------------------------------------------------------------------------------------------------------------------
LAST NAME          FIRST NAME          MI      EGD              LOAN AMOUNT        RM_STATUS       RM_NOTEDA
---------------------------------------------------------------------------------------------------------------------
                                               05/07/1997       $6,700.00          D               9/5/96
                                               05/07/1998       $5,015.00          D               9/5/96
                                               05/07/1997       $3,000.00          D               9/5/96
                                               05/07/1997       $4,000.00          D               9/5/96
                                               05/07/1997       $4,290.00          D               9/5/96
                                               05/07/1998       $4,000.00          D               9/5/96
                                               05/07/1997       $4,000.00          D               9/5/96
                                               05/07/1997       $1,751.00          D               11/5/96
                                               05/24/1997       $2,000.00          D               11/5/96
                                               12/24/1997       $3,000.00          D               11/5/96
                                               05/24/1997       $2,390.00          D               11/5/96
                                               05/24/1998       $1,000.00          D               11/5/96
                                               05/24/1997       $2,008.00          D               11/5/96
                                               05/24/1997       $3,000.00          D               11/5/96


                                                                          TOTAL LOAN AMOUNT:            $46,154.00
                                                                          TOTAL DISBURSEMENT AMOUNT:    $17,423.14
                                                                          TOTAL NUMBER OF BORROWERS:    14
                                                                          TOTAL NUMBER OF COSIGNERS:    6



Oglethorpe University                                GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
4484 Peach Tree Rd NE                                   NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.00             MARBLEHEAD, MA 01945
Atlanta, GA  30319                                  DISBURSEMENT DATE: - 11/22/1996        MULTIPLIER  .4275
Pamela Beard
SCHOOL CODE - 001586
-------------------------------------------------------------------------------------------------------------------
LAST NAME         FIRST NAME          MI        EGD              LOAN                RM_STATUS       RM_NOTEDA
                                                                 AMOUNT
-------------------------------------------------------------------------------------------------------------------
                                               12/17/1997       $3,000.00           D               11/5/96
                                               05/07/1997       $1,200.00           D               11/5/96
                                               05/07/1997       $1,000.00           D               11/5/96
                                               05/07/1997       $4,400.00           D               11/5/96

                                                                             TOTAL LOAN AMOUNT:            $9,600.00
                                                                             TOTAL DISBURSEMENT AMOUNT:    $4,104.00
                                                                             TOTAL NUMBER OF BORROWERS:    4
                                                                             TOTAL NUMBER OF COSIGNERS:    0



Saint Anselm College                                 GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
100 St. Anselm's Drive                                  NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Manchester, NH  131021310                           DISBURSEMENT DATE: - 11/15/1996        MULTIPLIER  .5325
Linda Morgan
SCHOOL CODE - 002587
--------------------------------------------------------------------------------------------------------------------
LAST NAME           FIRST NAME        MI       EGD            LOAN             RM_STATUS      RM_NOTEDA
                                                              AMOUNT
--------------------------------------------------------------------------------------------------------------------
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96


                                         Page 85







Saint Anselm College                                 GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
100 St. Anselm's Drive                                  NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Manchester, NH  131021310                           DISBURSEMENT DATE: - 11/15/1996        MULTIPLIER  .5325
Linda Morgan
SCHOOL CODE - 002587
--------------------------------------------------------------------------------------------------------------------

LAST NAME           FIRST NAME        MI       EGD            LOAN             RM_STATUS      RM_NOTEDA
                                                              AMOUNT
--------------------------------------------------------------------------------------------------------------------
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/1812000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,000.00        D              9/5/96
                                               05/10/2000     $1,000.00        D              9/5/96


                                         Page 86







Saint Anselm College                                 GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
100 St. Anselm's Drive                                  NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Manchester, NH  131021310                           DISBURSEMENT DATE: - 11/15/1996        MULTIPLIER  .5325
Linda Morgan
SCHOOL CODE - 002587
--------------------------------------------------------------------------------------------------------------------

LAST NAME           FIRST NAME        MI       EGD            LOAN             RM_STATUS      RM_NOTEDA
                                                              AMOUNT
--------------------------------------------------------------------------------------------------------------------
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000 00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96


                                         Page 87







Saint Anselm College                                 GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
100 St. Anselm's Drive                                  NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Manchester, NH  131021310                           DISBURSEMENT DATE: - 11/15/1996        MULTIPLIER  .5325
Linda Morgan
SCHOOL CODE - 002587
--------------------------------------------------------------------------------------------------------------------

LAST NAME           FIRST NAME        MI       EGD            LOAN             RM_STATUS      RM_NOTEDA
                                                              AMOUNT
--------------------------------------------------------------------------------------------------------------------
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/10/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              915t96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96


                                         Page 88







Saint Anselm College                                 GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
100 St. Anselm's Drive                                  NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Manchester, NH  131021310                           DISBURSEMENT DATE: - 11/15/1996        MULTIPLIER  .5325
Linda Morgan
SCHOOL CODE - 002587
--------------------------------------------------------------------------------------------------------------------

LAST NAME           FIRST NAME        MI       EGD            LOAN             RM_STATUS      RM_NOTEDA
                                                              AMOUNT
--------------------------------------------------------------------------------------------------------------------
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/18/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9t5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,000.00        D              9/5196
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              9/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,000.00        D              11/5/96


                                         Page 89







Saint Anselm College                                 GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
100 St. Anselm's Drive                                  NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.25             MARBLEHEAD, MA 01945
Manchester, NH  131021310                           DISBURSEMENT DATE: - 11/15/1996        MULTIPLIER  .5325
Linda Morgan
SCHOOL CODE - 002587
--------------------------------------------------------------------------------------------------------------------

LAST NAME           FIRST NAME        MI       EGD            LOAN             RM_STATUS      RM_NOTEDA
                                                              AMOUNT
--------------------------------------------------------------------------------------------------------------------
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96
                                               05/20/2000     $1,125.00        D              11/5/96


                                                                           TOTAL LOAN AMOUNT:            $163,125.00
                                                                           TOTAL DISBURSEMENT AMOUNT:    $86,863.76
                                                                           TOTAL NUMBER OF BORROWERS:    148
                                                                           TOTAL NUMBER OF COSIGNERS:    0



SANTA CLARA UNIVERSITY                              GATE LOAN DISBURSEMENT ROSTER                  NATIONAL COLLEGIATE TRUST
                                                    DISBURSEMENT DATE - 05/06/96                   7 Tuckers Wharf
SANTA CLARA, CA 95053-0001                         POOL/PROCESSING DATE - 08/29/96                 MARBLEHEAD, MA 01945
JOEL PUTNAM                                             INTEREST RATE - 8.75                       MULTIPLIER 0.495
SCHOOL CODE - 001326                                          POOL - 02
                                                        BOND POOL - 1996-S2

           BORROWER                 EGD           LOAN AMT          DISB AMT            COS
--------------------------------      ---           --------          --------            ---

                                   08/98         $1,886.00          $824.67
                                   06/96         $1,666.00          $824.67
                                   06/99         $1,666.00          $824.67
                                   05/97         $1,334.00          $660.33
                                   08/96         $1,500.00          $742.60
                                   06/96         $1,666.00          $824.67
                                   06/97         $1,666.00          $824.67
                                   06/97         $1,834.00          $907.83
                                   06/97         $1,666.00          $824.67
                                   05/99         $1,666.00          $824.67
                                   06/97         $1,000.00          $495.00
                                   06/97         $1,000.00          $495.00
                                   06/96         $1,666.00          $824.67
                                   06/99         $1,284.00          $635.58
                                   06/96         $1,686.00          $824.67
                                   12/97         $1,334.00          $660.33
                                   05/97         $1,666.00          $824.67
                                   12/96         $1,866.00          $824.67
                                   06/99         $1,666.00          $824.67

                                                                                                    TOTAL LOAN AMOUNT     $29,278.00
                                                                                                    TOTAL DISB. AMOUNT    $14,492.61
                                                                                                    TOTAL DISBURSEMENTS           19



Tulane University                            GATE LOAN DISBURSEMENT ROSTER                    NATIONAL COLLEGIATE TRUST
McAlister Drive - 105 Phelps                    NOTE DATE: 10/05/1996                         7 TUCKERS WHARF
                                                    INTEREST RATE:                            MARBLEHEAD, MA 01945
New Orleans                                 DISBURSEMENT DATE: - 11/01/1996                   MULTIPLIER  .4000
Ray Ergeron
SCHOOL CODE - 002029
-------------------------------------------------------------------------------------------------------------------

LAST NAME         FIRST NAME          MI        EGD              LOAN                RM_STATUS       RM_NOTEDA
                                                                 AMOUNT
-------------------------------------------------------------------------------------------------------------------
                                               06/01/1998       $5,700.00           D               10/5/96
                                               06/01/1997       $7,000.00           D               10/5/96
                                               06/01/1997       $2,700.00           D               10/5/96
                                               06/01/1997       $4,900.00           D               10/5/96
                                               06/01/1997       $2,750.00           D               10/5/96
                                               06/01/1998       $5,700.00           D               10/5/96
                                               06/01/1997       $6,000.00           D               10/5/96
                                               06/01/2000       $1,200.00           D               10/5/96
                                               05/01/1997       $5,000.00           D               10/5/96
                                               06/01/1998       $5,000.00           D               10/5/96
                                               06/01/1997       $2,500.00           D               10/5/96
                                               05/01/1998       $6,000.00           D               10/5/96
                                               05/01/1998       $1,900.00           D               10/5/96
                                               06/01/1997       $3,500.00           D               10/5/96
                                               06/01/1997       $3 000.00           D               10/5/96

                                                                             TOTAL LOAN AMOUNT:               $62,850.00
                                                                             TOTAL DISBURSEMENT AMOUNT:       $25,140.00
                                                                             TOTAL NUMBER OF BORROWERS:       15
                                                                             TOTAL NUMBER OF COSIGNERS:       0




Utica College of Syracuse Univ                       GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
1600 Burrstone Road                                     NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.00             MARBLEHEAD, MA 01945
Utica, NY  13502                                    DISBURSEMENT DATE: - 11/15/1996        MULTIPLIER  .4775
Ed Lewandrowski
SCHOOL CODE - 002883
--------------------------------------------------------------------------------------------------------------------

LAST NAME          FIRST NAME           MI      EGD             LOAN          RM_STATUS      RM_NOTEDA
                                                                AMOUNT
--------------------------------------------------------------------------------------------------------------------


                                               08/01/1997      $7,300.00     D              9/5/96
                                               05/31/1998      $1,500.00     D              9/5/96
                                               05/31/1999      $6,200.00     D              9/5/96
                                               05/31/1997      $4,000 00     D              9/5/96
                                               05/01/1997      $1,350.00     D              9/5/96
                                               12/01/1997      $2,600.00     D              9/5/96
                                               08/31/1997      $3,500.00     D              9/5/96
                                               12/31/1996      $1,100.00     D              9/5/96
                                               05/31/1997      $5,000.00     D              9/5/96
                                               05/31/1997      $7,000.00     D              9/5/96
                                               05/31/1997      $7,000.00     D              9/5/96
                                               12/01/1997      $7,400.00     D              9/5/96
                                               05/31/1997      $2,400.00     D              9/5/96
                                               08/31/1997      $2,000.00     D              9/5/96
                                               05/31/1998      $4,500.00     D              9/5/96
                                               05/30/1997      $7,000.00     D              9/5/96
                                               01/01/1997      $3,300.00     D              9/5/96
                                               05/01/1997      $4,300.00     D              9/5/96
                                               08/31/1997      $8,500.00     D              9/5/96
                                               06/30/1999      $5,900.00     D              9/5/96
                                               05/31/1998      $5,000.00     D              9/5/96
                                               12/31/1997      $3,296.00     D              9/5/96
                                               01/01/1997      $5,000.00     D              9/5/96
                                               08/31/1997      $3,500.00     D              9/5/96
                                               12/31/1997      $4,500.00     D              9/5/96
                                               08/31/1999      $3,500.00     D              9/5/96
                                               12/31/1998      $4,000.00     D              9/5/96


                                         Page 93







Utica College of Syracuse Univ                       GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
1600 Burrstone Road                                     NOTE DATE: - 11/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 9.00             MARBLEHEAD, MA 01945
Utica, NY  13502                                    DISBURSEMENT DATE: - 11/15/1996        MULTIPLIER  .4775
Ed Lewandrowski
SCHOOL CODE - 002883
--------------------------------------------------------------------------------------------------------------------

LAST NAME          FIRST NAME           MI      EGD             LOAN          RM_STATUS      RM_NOTEDA
                                                                AMOUNT
--------------------------------------------------------------------------------------------------------------------

                                               12/01/1996      $2,000.00     D              9/5/96
                                               12/31/1996      $2,500.00     D              9/5/96
                                               05/31/1998      $6,500.00     D              9/5/96
                                               08/01/1998      $4,800.00     D              9/5/96
                                               08/31/1997      $6,400.00     D              9/5/96
                                               01/31/1998      $3,000.00     D              9/5/96
                                               01/01/1997      $1,000.00     D              11/5/96
                                               05/31/1997      $3,500.00     D              11/5/96


                                                                     TOTAL LOAN AMOUNT:             $150,346.00
                                                                     TOTAL DISBURSEMENT AMOUNT:     $71,790.21
                                                                     TOTAL NUMBER OF BORROWERS:     35
                                                                     TOTAL NUMBER OF COSIGNERS:     0






                                         Page 94





             TOTAL LOAN AMOUNT:           $150,346.00
TOTAL DISBURSEMENT AMOUNT:                $71,790.21
TOTAL NUMBER OF BORROWERS:                35
TOTAL NOMBER OF COSIGNERS:                0



WESLEYAN COLLEGE                                     GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
4760 FORSYTH ROAD                                    DISBURSEMENT DATE - 06/05/96                  7 Tuckers Wharf
MACON, PA 31297                                     POOL/PROCESSING DATE - 11/08/96                MARBLEHEAD, MA 01945
MELVA LORD                                               INTEREST RATE - 08.75                     MULTIPLIER 0.3525
SCHOOL CODE - 001600                                           POOL - 02
                                                          BOND POOL - 1996-S2

                            BORROWER            EGD            LOAN AMT            DISB AMT           COS
- ---------------------------------------------   ---            --------            --------           ---

                                               08/99          $2,580.00            $909.45
                                               08/99          $1,290.00            $454.73

                                                                                                    TOTAL LOAN AMOUNT      $3,870.00
                                                                                                    TOTAL DISB. AMOUNT     $1,364.00
                                                                                                    TOTAL DISBURSEMENTS            2


WESLEYAN COLLEGE                                     GATE LOAN DISBURSEMENT ROSTER                 NATIONAL COLLEGIATE TRUST
4760 FORSYTH ROAD                                    DISBURSEMENT DATE - 01/15/96                  7 Tuckers Wharf
MACON, PA 31297                                     POOL/PROCESSING DATE - 06/13/96                MARBLEHEAD, MA 01945
MELVA LORD                                               INTEREST RATE - 08.75                     MULTIPLIER 0.3525
SCHOOL CODE - 001600                                           POOL - 02
                                                          BOND POOL - 1996-S2

                            BORROWER              EGD            LOAN AMT            DISB AMT           COS
- ---------------------------------------------     ---            --------            --------           ---

                                                 05/99          $1,000.00            $352.50

                                                                                                    TOTAL LOAN AMOUNT      $1,000.00
                                                                                                    TOTAL DISB. AMOUNT     $  352.50
                                                                                                    TOTAL DISBURSEMENTS            1




Wesleyan College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
4760 Forsyth Road                                       NOTE DATE: - 10/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 8.75             MARBLEHEAD, MA 01945
Macon, GA  31297                                    DISBURSEMENT DATE: - 11/08/1996        MULTIPLIER  .3875
Melva B. Lord
SCHOOL CODE - 001600
---------------------------------------------------------------------------------------------------------------------

LAST NAME         FIRST NAME        MI       EGD             LOAN          RM_STATUS       RM_NOTEDA
                                                             AMOUNT
---------------------------------------------------------------------------------------------------------------------

                                             05/01/1999      $2,515.00     D               10/5/96
                                             05/01/1999      $4,170.00     D               10/5/96
                                             05/01/2000      $4,171.00     D               10/5/96
                                             05/01/2000      $1,843.00     D               10/5/96
                                             05/01/1999      $2,O60.00     D               10/5/96
                                             05/01/2000      $1,696.00     D               10/5/96
                                             05/01/1998      $3,750.00     D               10/5/96
                                             05/01/1997      $1,529.00     D               10/5/96
                                             05/01/1999      $1,604.00     D               10/5/96
                                             05/01/2000      $2,488.00     D               10/5/96
                                             05/01/2000      $2,128.00     D               10/5/96
                                             05/01/2000      $1,642.00     D               10/5/96
                                             05/01/1999      $1,000.00     D               10/5/96
                                             05/01/1999      $1,000.00     D               10/5/96
                                             05/01/1999      $3,939 00     D               10/5/96
                                             05/01/1997      $1,200.00     D               10/5/96
                                             05/01/2000      $2,160.00     D               10/5/96
                                             05/01/2000      $5,432.00     D               10/5/96
                                             05/01/2000      $2,068.00     D               10/5/96
                                             05/01/2000      $2,385.00     D               10/5/96
                                             05/01/1999      $3,000.00     D               10/5/96
                                             05/01/1999      $1,000.00     D               10/5/96
                                             05/01/2000      $4,040.00     D               10/5/96
                                             05/01/1999      $1,900.00     D               10/5/96
                                             05/01/2000      $3,705.00     D               10/5/96
                                             05/01/1999      $2,061.00     D               10/5/96
                                             05/01/1999      $4,000.00     D               10/5/96
                                             05/01/2000      $2,524.00     D               10/5/96
                                             05/01/1999      $1,083.00     D               10/5/96
                                             05/01/2000      $3,400.00     D               10/5/96


                                         Page 98







Wesleyan College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
4760 Forsyth Road                                       NOTE DATE: - 10/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 8.75             MARBLEHEAD, MA 01945
Macon, GA  31297                                    DISBURSEMENT DATE: - 11/08/1996        MULTIPLIER  .3875
Melva B. Lord
SCHOOL CODE - 001600
---------------------------------------------------------------------------------------------------------------------

LAST NAME         FIRST NAME        MI       EGD             LOAN          RM_STATUS       RM_NOTEDA
                                                             AMOUNT
---------------------------------------------------------------------------------------------------------------------
                                             05/01/2000      $1,519.00     D               10/5/96
                                             05/01/1999      $1,000.00     D               10/5/96
                                             05/01/1998      $1,186.00     D               10/5/96
                                             05/01/1998      $2,915.00     D               10/5/96
                                             05/01/1997      $1,362.00     D               10/5/96
                                             05/01/1999      $1,259.00     D               10/5/96
                                             05/01/2000      $1,000.00     D               10/5/96
                                             05/01/1998      $1,000.00     D               10/5/96
                                             05/01/2000      $3,774.00     D               10/5/96
                                             05/01/2000      $1,880.00     D               10/5/96
                                             05/01/2000      $1,750.00     D               10/5/96
                                             05/01/1998      $2,450.00     D               10/5/96
                                             05/01/1999      $6,450.00     D               10/5/96
                                             05/01/1999      $2,886.00     D               10/5/96
                                             05/01/1998      $1,000.00     D               10/5/96
                                             05/01/1998      $6,961.00     D               10/5/96
                                             05/01/1998      $3,160.00     D               10/5/96
                                             05/01/1999      $1,000.00     D               10/5/96
                                             05/01/1999      $4,336.00     D               10/5/96
                                             05/01/1999      $2,640.00     D               10/5/96
                                             05/01/1998      $1,302.00     D               10/5/96
                                             05/01/1999      $1,555.00     D               10/5/96
                                             05/01/1999      $3,573.00     D               10/5/96
                                             05/01/1998      $1,500.00     D               10/5/96
                                             05/01/1998      $1,825.00     D               10/5/96
                                             05/01/1999      $2,O75.00     D               10/5/96
                                             05/01/1997      $5,013.00     D               10/5/96
                                             05/01/1998      $1,125.00     D               10/5/96
                                             05/01/1999      $5,744.00     D               10/5/96
                                             05/01/2000      $3,O85.00     D               10/5/96


                                         Page 99







Wesleyan College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
4760 Forsyth Road                                       NOTE DATE: - 10/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 8.75             MARBLEHEAD, MA 01945
Macon, GA  31297                                    DISBURSEMENT DATE: - 11/08/1996        MULTIPLIER  .3875
Melva B. Lord
SCHOOL CODE - 001600
---------------------------------------------------------------------------------------------------------------------

LAST NAME         FIRST NAME        MI       EGD             LOAN          RM_STATUS       RM_NOTEDA
                                                             AMOUNT
---------------------------------------------------------------------------------------------------------------------
                                             05/01/1999      $5,883.00     D               10/5/96
                                             05/01/1999      $1,168.00     D               10/5/96
                                             05/01/1999      $2,500.00     D               10/5/96
                                             05/01/1999      $2,471.00     D               10/5/96
                                             05/01/1997      $1,660.00     D               10/5/96
                                             05/01/1998      $2,042.00     D               10/5/96
                                             05/01/1999      $2,785.00     D               10/5/96
                                             05/01/1998      $2,040.00     D               10/5/96
                                             05/01/2000      $1,696.00     D               10/5/96
                                             05/01/1999      $2,340.00     D               10/5/96
                                             12/16/1996      $4,000.00     D               10/5/96
                                             05/01/1998      $2,140.00     D               10/5/96
                                             05/01/1997      $1,682.00     D               10/5/96
                                             05/01/1999      $1,404.00     D               10/5/96
                                             05/01/1999      $3,833.00     D               10/5/96
                                             05/01/2000      $1,000.00     D               10/5/96
                                             05/01/1999      $1,060.00     D               10/5/96
                                             05/01/1999      $2,290.00     D               10/5/96
                                             05/01/1999      $1,500.00     D               10/5/96
                                             05/01/2000      $3,214.00     D               10/5/96
                                             05/01/1998      $1,940.00     D               10/5/96
                                             05/01/2000      $3,248.00     D               10/5/96
                                             05/01/2000      $1,681.00     D               10/5/96
                                             05/01/2000      $2,821.00     D               10/5/96
                                             05/01/1997      $1,580.00     D               10/5/96
                                             05/01/2000      $2,403.00     D               10/5/96
                                             05/01/2000      $2,668.00     D               10/5/96
                                             05/01/2000      $3,672.00     D               10/5/96
                                             05/10/1999      $3,910.00     D               10/5/96
                                             05/01/2000      $1,514.00     D               10/5/96


                                         Page 100







Wesleyan College                                     GATE LOAN DISBURSEMENT ROSTER         NATIONAL COLLEGIATE TRUST
4760 Forsyth Road                                       NOTE DATE: - 10/05/1996            7 TUCKERS WHARF
                                                         INTEREST RATE: - 8.75             MARBLEHEAD, MA 01945
Macon, GA  31297                                    DISBURSEMENT DATE: - 11/08/1996        MULTIPLIER  .3875
Melva B. Lord
SCHOOL CODE - 001600
---------------------------------------------------------------------------------------------------------------------

LAST NAME         FIRST NAME        MI       EGD             LOAN          RM_STATUS       RM_NOTEDA
                                                             AMOUNT
---------------------------------------------------------------------------------------------------------------------
                                             05/01/2000      $1,528.00     D               10/5/96
                                             05/01/1999      $3,104.00     D               10/5/96
                                             05/01/2000      $5,442.00     D               10/5/96
                                             05/01/2000      $1,817.00     D               10/5/96
                                             05/01/2000      $1,750.00     D               10/5/96
                                             05/01/1998      $2,935.00     D               10/5/96
                                             05/01/1998      $5,700.00     D               10/5/96
                                             05/01/2000      $4,000.00     D               10/5/96
                                             05/01/1997      $2,373.00     D               10/5/96
                                             05/01/1999      $1,125.00     D               10/5/96
                                             05/01/2000      $2,997.00     D               10/5/96
                                             05/01/2000      $1,923.00     D               10/5/96
                                             05/01/1999      $1,000.00     D               10/5/96
                                             05/01/1998      $3,200.00     D               10/5/96
                                             05/01/2000      $2,585.00     D               10/5/96
                                             05/01/1999      $1,987.00     D               10/5/96
                                             05/01/1998      $5,000.00     D               10/5/96
                                             05/01/1997      $2,762.00     D               10/5/96
                                             05/30/1999      $1 000.00     D               10/5/96


                                                                        TOTAL LOAN AMOUNT:            $276,191.00
                                                                        TOTAL DISBURSEMENT AMOUNT:    $107,024.12
                                                                        TOTAL NUMBER OF BORROWERS:    109
                                                                        TOTAL NUMBER OF COSIGNERS:    0


                                    TOTAL OF ALL LOAN AMOUNTS :   $5,144,273.00

                                    TOTAL OF ALL BORROWERS  :     2431

--------------------------------------------------------------------------------

                                   SCHEDULE II
                                   -----------

                          Calculation of Servicing Fee


         The Servicer will be entitled to a monthly fee for its services (the "Servicing Fee") in an amount based upon the aggregate principal balance of the Student Loans serviced at the end of each month, multiplied by the applicable Servicing Fee divided by twelve, equal to the following:

                  TIME PERIOD                             SERVICING FEE

Through September 2000                                         0.46%

October 2000 through September 2005                            0.66%

October 2005 through September 2009                            0.86%

October 2009 through September 2013                            1.00%